Registration Nos. 033-52154
811-07168

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[x]

Pre-Effective Amendment No. ___	[ ]

Post-Effective Amendment No. 49	[x]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[x]

Amendment No. 50 [x] (Check appropriate box or boxes.) ___________________________________

HENNESSY FUNDS TRUST (Exact Name of Registrant as Specified in Charter)

7250 Redwood Blvd.
Suite 200
Novato, California	94945
(Address of Principal Executive Offices)	(ZIP Code)

(800) 966-4354 (Registrant’s Telephone Number, including Area Code)

Neil J. Hennessy	Copy to:
Hennessy Advisors, Inc.	Peter D. Fetzer
7250 Redwood Blvd.	Foley & Lardner LLP
Suite 200	777 East Wisconsin Avenue
Novato, California 94945	Milwaukee, Wisconsin 53202-5306
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

☒     immediately upon filing pursuant to paragraph (b)
☐     on (dated) pursuant to paragraph (b)
☐     60 days after filing pursuant to paragraph (a)(1)
☐     on (dated) pursuant to paragraph (a)(1)
☐     75 days after filing pursuant to paragraph (a)(2)
☐     on (dated) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
FEBRUARY 28, 2018

DOMESTIC EQUITY	Investor	Institutional
Hennessy Cornerstone Growth Fund	HFCGX	HICGX
Hennessy Focus Fund	HFCSX	HFCIX
Hennessy Cornerstone Mid Cap 30 Fund	HFMDX	HIMDX
Hennessy Cornerstone Large Growth Fund	HFLGX	HILGX
Hennessy Cornerstone Value Fund	HFCVX	HICVX

MULTI-ASSET
Hennessy Total Return Fund	HDOGX	—
Hennessy Equity and Income Fund	HEIFX	HEIIX
Hennessy Balanced Fund	HBFBX	—

SECTOR & SPECIALTY
Hennessy Gas Utility Fund	GASFX	HGASX
Hennessy Small Cap Financial Fund	HSFNX	HISFX
Hennessy Large Cap Financial Fund	HLFNX	HILFX
Hennessy Technology Fund	HTECX	HTCIX
Hennessy Japan Fund	HJPNX	HJPIX
Hennessy Japan Small Cap Fund	HJPSX	HJSIX

hennessyfunds.com  |  1-800-966-4354

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds or determined if this Prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

(This Page Intentionally Left Blank.)

Contents

Summary Information:
Domestic Equity
Hennessy Cornerstone Growth Fund	2
Hennessy Focus Fund	5
Hennessy Cornerstone Mid Cap 30 Fund	8
Hennessy Cornerstone Large Growth Fund	11
Hennessy Cornerstone Value Fund	14
Multi-Asset
Hennessy Total Return Fund	17
Hennessy Equity and Income Fund	20
Hennessy Balanced Fund	24
Sector & Specialty
Hennessy Gas Utility Fund	27
Hennessy Small Cap Financial Fund	30
Hennessy Large Cap Financial Fund	33
Hennessy Technology Fund	36
Hennessy Japan Fund	39
Hennessy Japan Small Cap Fund	42
Important Additional Fund Information	45
Additional Investment Information	46
Historical Performance	47
Management of the Funds	49
Shareholder Information
Pricing of Fund Shares	53
Classes of Shares	53
Account Minimum Investments	53
Market Timing Policy	54
Telephone Privileges	54
How to Purchase Shares	55
Automatic Investment Plan	56
Retirement Plans	56
How to Sell Shares	57
How to Exchange Shares	59
Systematic Cash Withdrawal Program	59
Dividends and Distributions	60
Tax Information	60
Descriptions of Indices	61
Householding	61
Electronic Delivery	61
Financial Highlights	63

An investment in a Fund is not a deposit with a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Fund prices will fluctuate and it is possible to lose money.

HENNESSY FUNDS	1-800-966-4354

Investor: HFCGX
Institutional: HICGX

HENNESSY CORNERSTONE GROWTH FUND

Investment Objective

The Hennessy Cornerstone Growth Fund seeks long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES		Investor		Institutional
(fees paid directly from your investment)		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.74%		0.74%
Distribution and Service (12b-1) Fees		0.15%		None
Other Expenses		0.41%		0.23%
Shareholder Servicing	0.10%		None
Remaining Other Expenses	0.31%		0.23%
Total Annual Fund Operating Expenses		1.30%		0.97%

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of this Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor	$132	$412	$713	$1,568
Institutional	$ 99	$309	$536	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was  98% of the average value of its portfolio.

Principal Investment Strategy

The Fund may invest in any company whose securities are listed on a U.S. national securities exchange and in any foreign company through American Depositary Receipts or other types of depositary receipts, which are U.S. dollar-denominated securities of foreign issuers listed on U.S. national securities exchanges.  The Fund invests in growth-oriented common stocks by utilizing a quantitative formula known as the Cornerstone Growth Strategy® (the “Growth Strategy”). Generally, a majority of the companies selected by the Growth Strategy are small-cap companies (companies with market capitalizations under $1 billion), but the Growth Strategy may also select medium-cap companies (companies with market capitalizations of $1 billion to $8 billion) and large-cap companies (companies with market capitalizations in excess of $8 billion). From a universe of stocks in the Capital IQ Database with market capitalizations exceeding $175 million, the Growth Strategy identifies the 50 common stocks with the highest one-year price appreciation as of the date of purchase that also meet the following criteria:

1)	Price-to-sales ratio below 1.5

This value criterion helps to uncover relative bargains. The Growth Strategy uses sales as its guide because sales figures are more difficult for a company to manipulate than earnings and frequently provide a clearer picture of a company’s potential value.

2)	Annual earnings that are higher than the previous year

While we have found that sales may be the best indicator of a company’s value, the Growth Strategy considers improved earnings to be a key indicator of a company’s financial strength.

3)	Positive stock price appreciation, or relative strength, over the past three- and six-month periods

Relative strength is widely used by investors in attempting to predict which stocks will outperform the market.

The Fund purchases these 50 stocks as dictated by the Growth Strategy, weighted equally by dollar amount, with 2% of the portfolio’s assets invested in each. Using the Growth Strategy, the universe of stocks is re-screened and the portfolio is rebalanced

HENNESSYFUNDS.COM

DOMESTIC EQUITY – HENNESSY CORNERSTONE GROWTH FUND

annually, generally in the winter. Stocks meeting the Growth Strategy’s criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold. Holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in an equal 2% weighting.  Also, on a monthly basis, the Fund may elect to re-screen the universe of stocks and replace the lowest-performing stocks in the portfolio with up to five new stocks as dictated by the Growth Strategy.  If it does so, in addition to selling the lowest-performing stocks, the Fund will sell a portion of each of the remaining stocks in its portfolio on a pro rata basis so that it can purchase each of the new stocks to constitute 2% of its assets.

As of January 31, 2018, the average and median market capitalization of the stocks held by the Fund were $5.1 billion and $2.5 billion, respectively.

Principal Risks

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money. The principal risks of investing in the Fund include the following:

Market and Equity Investments Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole.  The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Formula Investing Risk: The Fund will adhere to the Growth Strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund if, for example, the stocks selected for the Fund for a given year are experiencing financial difficulty or are out of favor with investors. The Fund’s entire portfolio is rebalanced annually in accordance with the Growth Strategy, which may result in the sale of securities that have been performing well in the near term and the purchase of securities that have been performing less well in the near term.

Small- and Medium-Sized Companies Risk: The Fund invests in small- and medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets, or financial resources, and their management may be dependent on a limited number of key individuals.

Foreign Securities Risk: The Fund may invest in foreign companies. There are specific risks associated with investing in foreign companies not typically associated with investing in domestic companies. Risks include fluctuations in the exchange rates of foreign currencies, which may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country. Further, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies.

Growth Investing Risk:  A growth-oriented investment approach may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth.  Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during early periods of economic recovery.  Growth stocks may perform differently from the market as a whole and may be out of favor with investors for periods of time.

Value Investing Risk: A value-oriented investment approach involves the risk that value stocks may remain undervalued, or may not appreciate in value as anticipated.  Value stocks may perform differently from the market as a whole and may be out of favor with investors for periods of time.

High Portfolio Turnover Risk:  High portfolio turnover will produce higher transaction costs (such as brokerage commissions and dealer markups) that the Fund must pay, thus reducing the Fund’s performance. High portfolio turnover may also result in higher taxes when Fund shares are held in a taxable account.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for one, five, and ten years compare with those of indices that reflect broad measures of market performance, the Russell 2000® Index and the S&P 500 Index. For additional information on these indices, please see “Descriptions of Indices” on page 61 of this Prospectus. The Fund is the successor to the Hennessy Cornerstone Growth Fund, a series of Hennessy Mutual Funds, Inc. (the “Predecessor Growth Fund”). The performance information provided for the periods on or prior to February 28, 2014, is historical information for the Predecessor Growth Fund, which had the same investment adviser and the same investment objective and investment strategy as the Fund. The Fund’s past performance

HENNESSY FUNDS	1-800-966-4354

Investor: HFCGX
Institutional: HICGX

(before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future. Updated performance information is available on the Hennessy Funds’ website (hennessyfunds.com).

HENNESSY CORNERSTONE GROWTH FUND
CALENDAR YEAR TOTAL RETURNS OF INVESTOR SHARES

For the period shown in the bar chart, the Fund’s highest quarterly return was 23.23% for the quarter ended March 31, 2012, and the lowest quarterly return was -29.48% for the quarter ended September 30, 2011.

Performance of the Fund’s Institutional Class shares will differ from that of the Fund’s Investor Class shares because the share classes have different expenses and inception dates.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2017)

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Growth
Fund – Investor Shares

Return before taxes	16.60%	14.09%	4.52%

Return after taxes
on distributions	16.60%	14.09%	4.52%

Return after taxes
on distributions and
sale of Fund shares	9.40%	11.34%	3.60%

Hennessy Cornerstone Growth
Fund – Institutional Shares

Return before taxes	16.99%	14.42%	4.84%

Russell 2000® Index
(reflects no deduction for
fees, expenses, or taxes)	14.65%	14.12%	8.71%

S&P 500 Index
(reflects no deduction for
fees, expenses, or taxes)	21.83%	15.79%	8.50%

The after-tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only, and after-tax returns for Institutional Class shares will vary.

The inception date of the Fund’s Institutional Class shares is March 3, 2008.  Performance shown prior to the inception of Institutional Class shares reflects the performance of the Fund’s Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Portfolio Managers

Neil J. Hennessy, Brian E. Peery, and Ryan C. Kelley are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Hennessy serves as a Portfolio Manager of the Fund, and has been the Chief Executive Officer and Chairman of the Board of Directors of the Investment Manager since its organization in 1989.  Mr. Peery has served as a Portfolio Manager of the Fund since October 2014, served as a Co-Portfolio Manager of the Fund from February 2011 through September 2014, and has been employed by the Investment Manager since 2002.  Mr. Kelley has served as a Portfolio Manager of the Fund since February 2017 and has been employed by the Investment Manager since 2012.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Fund Information” on page 45 of this Prospectus.

HENNESSYFUNDS.COM

DOMESTIC EQUITY – HENNESSY FOCUS FUND

HENNESSY FOCUS FUND

Investment Objective

The Hennessy Focus Fund seeks capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES		Investor		Institutional
(fees paid directly from your investment)		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.90%		0.90%
Distribution and Service (12b-1) Fees		0.15%		None
Other Expenses		0.43%		0.20%
Shareholder Servicing	0.10%		None
Remaining Other Expenses	0.33%		0.20%
Acquired Fund Fees and Expenses[1]		0.02%		0.02%
Total Annual Fund Operating Expenses		1.50%		1.12%

[1]
Acquired fund fees and expenses are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of this Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor	$153	$474	$818	$1,791
Institutional	$114	$356	$617	$1,363

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests primarily in domestic companies listed on U.S. national securities exchanges. The Fund may also invest in (i) foreign companies listed on U.S. national securities exchanges, (ii) foreign companies through American Depositary Receipts or other types of depositary receipts, which are U.S. dollar-denominated securities of foreign issuers listed on U.S. national securities exchanges and, (iii) foreign companies traded on foreign exchanges.  Investments will consist primarily of common stocks, but may include preferred stocks, warrants, options, equity-like instruments, and debt instruments.  The Fund invests without regard to market capitalization.

The Portfolio Managers implement the Fund’s strategy by focusing on companies whose valuations in the market are modest, that earn higher than average economic returns, that are well managed, and that have ample opportunity to reinvest excess profits at above-average rates.  Once a potential investment is identified, the Portfolio Managers attempt to purchase shares at a price they believe represents a discount to a conservative estimate of the company’s intrinsic value.

The Fund may from time to time hold a significant portion of its portfolio in cash or cash equivalent instruments.  If market conditions reduce the availability of securities with acceptable valuations, the Fund may, for extended periods, hold larger than usual cash reserves until securities with acceptable valuations become available.

Principal Risks

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money. The principal risks of investing in the Fund include the following:

Market and Equity Investments Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities will fluctuate due to many factors, including the

HENNESSY FUNDS	1-800-966-4354

Investor: HFCSX
Institutional: HFCIX

past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Temporary Defensive Positions Risk:  The Fund may, from time to time, take temporary defensive positions in response to adverse market, economic, political, or other conditions.  To the extent the assets of the Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective.  For temporary defensive purposes, the Fund may invest in cash or short-term obligations.

Small- and Medium-Sized Companies Risk:  The Fund invests in small- and medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets, or financial resources, and their management may be dependent on a limited number of key individuals.

Non-Diversification Risk:  Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a more limited number of issuers), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund. Thus, the Fund may be more volatile because each stock in which it invests could have a greater impact on the Fund’s performance.

Foreign Securities Risk:  The Fund may invest in foreign companies. There are specific risks associated with investing in foreign companies not typically associated with investing in domestic companies. Risks include fluctuations in the exchange rates of foreign currencies, which may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country. Further, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for one, five, and ten years compare with those of an index that reflects a broad measure of market performance, the Russell 3000® Index, as well as an additional index that reflects the types of securities in which the Fund invests, the Russell MidCap® Growth Index.  For additional information on these indices, please see “Descriptions of Indices” on page 61 of this Prospectus.  The Fund is the successor to the FBR Focus Fund (the “Predecessor Focus Fund”). The performance information provided for the periods on or prior to October 26, 2012, is historical information for the Predecessor Focus Fund, which had the same investment objective and substantially similar investment strategy as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance.  Updated performance information is available on the Hennessy Funds’ website (hennessyfunds.com).

HENNESSY FOCUS FUND
CALENDAR YEAR TOTAL RETURNS OF INVESTOR SHARES

For the period shown in the bar chart, the Fund’s highest quarterly return was 19.82% for the quarter ended June 30, 2009, and the lowest quarterly return was -16.38% for the quarter ended December 31, 2008.

Performance of the Fund’s Institutional Class shares will differ from that of the Fund’s Investor Class shares because the share classes have different expenses and inception dates.

HENNESSYFUNDS.COM

DOMESTIC EQUITY – HENNESSY FOCUS FUND

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2017)

	One	Five	Ten
	Year	Years	Years
Hennessy Focus Fund –
Investor Shares

Return before taxes	19.27%	14.42%	10.16%

Return after taxes
on distributions	19.26%	13.91%	9.31%

Return after taxes
on distributions and
sale of Fund shares	10.91%	11.50%	8.18%

Hennessy Focus Fund –
Institutional Shares

Return before taxes	19.71%	14.80%	10.52%

Russell 3000® Index
(reflects no deduction for
fees, expenses, or taxes)	21.13%	15.58%	8.60%

Russell MidCap®
Growth Index
(reflects no deduction for
fees, expenses, or taxes)	25.27%	15.30%	9.10%

We use the Russell MidCap® Growth Index as an additional index because it compares the Fund’s performance with the returns of an index reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Investor Class shares only, and after-tax returns for Institutional Class shares will vary.

The inception date of the Fund’s Institutional Class shares is May 30, 2008.  Performance shown prior to the inception of Institutional Class shares reflects the performance of the Fund’s Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Sub-Advisor

The sub-advisor to the Fund is Broad Run Investment Management, LLC.

Portfolio Managers

David S. Rainey, CFA, Brian E. Macauley, CFA, and Ira M. Rothberg, CFA, are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program.  Messrs. Rainey, Macauley, and Rothberg have each served as a Co-Portfolio Manager of the Fund since August 2009.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Fund Information” on page 45 of this Prospectus.

HENNESSY FUNDS	1-800-966-4354

Investor: HFMDX
Institutional: HIMDX

HENNESSY CORNERSTONE MID CAP 30 FUND

Investment Objective

The Hennessy Cornerstone Mid Cap 30 Fund seeks long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES		Investor		Institutional
(fees paid directly from your investment)		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.74%		0.74%
Distribution and Service (12b-1) Fees		0.15%		None
Other Expenses		0.45%		0.23%
Shareholder Servicing	0.10%		None
Remaining Other Expenses	0.35%		0.23%
Total Annual Fund Operating Expenses		1.34%		0.97%

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of this Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor	$136	$425	$734	$1,613
Institutional	$ 99	$309	$536	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 106% of the average value of its portfolio.

Principal Investment Strategy

The Fund may invest in any company listed on a U.S. national securities exchange, but specifically excludes American Depositary Receipts, which are U.S. dollar-denominated securities of foreign issuers listed on U.S. national securities exchanges. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in mid-cap, growth-oriented stocks by utilizing a quantitative formula known as the Cornerstone Mid Cap 30 Formula® (the “Mid Cap 30 Formula”). From a universe of stocks in the Capital IQ Database of mid-cap companies (defined as companies that have market capitalizations of between $1 billion and $10 billion), the Mid Cap 30 Formula identifies the 30 common stocks with the highest one-year price appreciation as of the date of purchase that also meet the following criteria:

1)	Price-to-sales ratio below 1.5

This value criterion helps to uncover relative bargains. The Mid Cap 30 Formula uses sales as its guide because sales figures are more difficult for a company to manipulate than earnings and frequently provide a clearer picture of a company’s potential value.

2)	Annual earnings that are higher than the previous year

While we have found that sales may be the best indicator of a company’s value, the Mid Cap 30 Formula considers improved earnings to be a key indicator of a company’s financial strength.

3)	Positive stock price appreciation, or relative strength, over the past three- and six-month periods

Relative strength is widely used by investors in attempting to predict which stocks will outperform the market.

The Fund purchases these 30 stocks as dictated by the Mid Cap 30 Formula, weighted equally by dollar amount, with 3.33% of the portfolio’s assets invested in each. Using the Mid Cap 30 Formula, the universe of stocks is re-screened and the portfolio is rebalanced annually, generally in the fall. Stocks meeting the Mid Cap 30 Formula’s criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold. Holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in an

HENNESSYFUNDS.COM

DOMESTIC EQUITY – HENNESSY CORNERSTONE MID CAP 30 FUND

equal 3.33% weighting.  Also, on a monthly basis, the Fund may elect to re-screen the universe of stocks and replace the lowest-performing stocks in the portfolio with up to three new stocks as dictated by the Mid Cap 30 Formula.  If it does so, in addition to selling the lowest-performing stocks, the Fund will sell a portion of each of the remaining stocks in its portfolio on a pro rata basis so that it can purchase each of the new stocks to constitute 3.33% of its assets.

Principal Risks

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money. The principal risks of investing in the Fund include the following:

Market and Equity Investments Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Formula Investing Risk: The Fund will adhere to the Mid Cap 30 Formula during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund if, for example, the stocks selected for the Fund for a given year are experiencing financial difficulty or are out of favor with investors. The Fund’s entire portfolio is rebalanced annually in accordance with the Mid Cap 30 Formula, which may result in the sale of securities that have been performing well in the near term and the purchase of securities that have been performing less well in the near term.

Small- and Medium-Sized Companies Risk: The Fund invests in small- and medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies.  Small companies may have limited product lines, markets, or financial resources, and their management may be dependent on a limited number of key individuals.

Growth Investing Risk:  A growth-oriented investment approach may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth.  Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during early periods of economic recovery.  Growth stocks may perform differently from the market as a whole and may be out of favor with investors for periods of time.

Value Investing Risk: A value-oriented investment approach involves the risk that value stocks may remain undervalued, or may not appreciate in value as anticipated.  Value stocks may perform differently from the market as a whole and may be out of favor with investors for periods of time.

High Portfolio Turnover Risk:  High portfolio turnover will produce higher transaction costs (such as brokerage commissions and dealer markups) that the Fund must pay, thus reducing the Fund’s performance. High portfolio turnover may also result in higher taxes when Fund shares are held in a taxable account.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund by showing its performance from year to year and how the Fund’s average annual returns for one, five, and ten years compare with those of an index that reflects a broad measure of market performance, the S&P 500 Index, as well as an additional index that reflects the types of securities in which the Fund invests, the Russell Midcap® Index. For additional information on these indices, please see “Descriptions of Indices” on page 61 of this Prospectus. The Fund is the successor to the Hennessy Cornerstone Mid Cap 30 Fund, a series of Hennessy Mutual Funds, Inc. (the “Predecessor Mid Cap 30 Fund”). The performance information provided for the periods on or prior to February 28, 2014, is historical information for the Predecessor Mid Cap 30 Fund, which was managed by the same investment adviser and had the same investment objective and investment strategy as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future. Updated performance information is available on the Hennessy Funds’ website (hennessyfunds.com).

HENNESSY FUNDS	1-800-966-4354

Investor: HFMDX
Institutional: HIMDX

HENNESSY CORNERSTONE MID CAP 30 FUND
CALENDAR YEAR TOTAL RETURNS OF INVESTOR SHARES

For the period shown in the bar chart, the Fund’s highest quarterly return was 15.10% for the quarter ended March 31, 2013, and the lowest quarterly return was -22.59% for the quarter ended September 30, 2008.

Performance of the Fund’s Institutional Class shares will differ from that of the Fund’s Investor Class shares because the share classes have different expenses and inception dates.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2017)

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Mid Cap 30
Fund – Investor Shares

Return before taxes	20.51%	14.00%	9.27%

Return after taxes
on distributions	15.91%	12.33%	8.45%

Return after taxes on
distributions and sale
of Fund shares	15.21%	11.05%	7.52%

Hennessy Cornerstone Mid Cap 30
Fund – Institutional Shares

Return before taxes	20.96%	14.35%	9.63%

Russell Midcap® Index
(reflects no deduction for
fees, expenses, or taxes)	18.52%	14.96%	9.11%

S&P 500 Index
(reflects no deduction for
fees, expenses, or taxes)	21.83%	15.79%	8.50%

We use the Russell Midcap® Index as an additional index because it compares the Fund’s performance with the returns of an index reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only, and after-tax returns for Institutional Class shares will vary.

The inception date of the Fund’s Institutional Class shares is March 3, 2008.  Performance shown prior to the inception of Institutional Class shares reflects the performance of the Fund’s Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Portfolio Managers

Neil J. Hennessy, Brian E. Peery, and Ryan C. Kelley are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Hennessy serves as a Portfolio Manager of the Fund, and has been the Chief Executive Officer and Chairman of the Board of Directors of the Investment Manager since its organization in 1989.  Mr. Peery has served as a Portfolio Manager of the Fund since October 2014, served as a Co-Portfolio Manager of the Fund from February 2011 through September 2014, and has been employed by the Investment Manager since 2002.  Mr. Kelley has served as a Portfolio Manager of the Fund since February 2017 and has been employed by the Investment Manager since 2012.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Fund Information” on page 45 of this Prospectus.

HENNESSYFUNDS.COM

DOMESTIC EQUITY – HENNESSY CORNERSTONE LARGE GROWTH FUND

HENNESSY CORNERSTONE LARGE GROWTH FUND

Investment Objective

The Hennessy Cornerstone Large Growth Fund seeks long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES		Investor		Institutional
(fees paid directly from your investment)		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.74%		0.74%
Distribution and Service (12b-1) Fees		0.15%		None
Other Expenses		0.37%		0.27%
Shareholder Servicing	0.10%		None
Remaining Other Expenses[1]	0.27%		0.27%
Total Annual Fund Operating Expenses		1.26%		1.01%
Expense Reimbursement		N/A		(0.02)%[2]
Total Annual Fund Operating Expenses
After Expense Reimbursement		1.26%		0.99%

[1]
Includes acquired fund fees and expenses that do not exceed 0.01% of the Fund’s average daily net assets.  Acquired fund fees and expenses are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

[2]
The Fund’s investment manager has contractually agreed to ensure that total operating expenses (exclusive of all federal, state, and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities, and extraordinary items) does not exceed 0.98% of the average daily net assets of Institutional Class shares of the Fund. The contractual arrangement will continue until November 30, 2019, at which time the contractual arrangement will automatically terminate (it may not be terminated prior to that date). The Fund’s investment manager may recoup reimbursed amounts for three years after the end of the fiscal year in which the reimbursement occurred, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such reimbursement.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of this Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor	$128	$400	$692	$1,523
Institutional	$101	$317	$554	$1,233

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategy

The Fund may invest in any company listed on a U.S. national securities exchange, but specifically excludes American Depositary Receipts, which are U.S. dollar-denominated securities of foreign issuers listed on U.S. national securities exchanges. The Fund invests in growth-oriented common stocks of larger companies by utilizing a quantitative formula known as the Cornerstone Large Growth Formula (the “Large Growth Formula”). The Large Growth Formula identifies from the Capital IQ Database the 50 common stocks with the highest one-year return on total capital that also meet the following criteria:

1)	Market capitalization that exceeds the Database average

2)	Price-to-cash flow ratio less than the Database median

3)	Positive total capital

The Fund purchases these 50 stocks as dictated by the Large Growth Formula, weighted equally by dollar amount, with 2% of the portfolio’s assets invested in each.  Using the Large Growth Formula, the universe of stocks is re-screened and the portfolio is rebalanced annually, generally in the winter.  Stocks meeting the Large Growth Formula’s criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold.  Holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in an equal 2% weighting.

HENNESSY FUNDS	1-800-966-4354

Investor: HFLGX
Institutional: HILGX

Principal Risks

As with any security, there are market and investment risks associated with an investment in the Fund. The value of an investment will fluctuate over time, and it is possible to lose money. The principal risks of investing in the Fund include the following:

Market and Equity Investments Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Formula Investing Risk: The Fund will adhere to the Large Growth Formula during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund if, for example, the stocks selected for the Fund for a given year are experiencing financial difficulty or are out of favor with investors. The Fund’s portfolio is rebalanced annually in accordance with the Large Growth Formula, which may result in the sale of securities that have been performing well in the near term and the purchase of securities that have been performing less well in the near term.

Medium-Sized Company Risk: The Fund may invest in medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies.

Growth Investing Risk: A growth-oriented investment approach may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth.  Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during early periods of economic recovery.  Growth stocks may perform differently from the market as a whole and may be out of favor with investors for periods of time.

Value Investing Risk: A value-oriented investment approach involves the risk that value stocks may remain undervalued, or may not appreciate in value as anticipated.  Value stocks may perform differently from the market as a whole and may be out of favor with investors for periods of time.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for one and five years and since inception compare with those of indices that reflect broad measures of market performance, the Russell 1000® Index and the S&P 500 Index. For additional information on these indices, please see “Descriptions of Indices” on page 61 of this Prospectus. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future. Updated performance information is available on the Hennessy Funds’ website (hennessyfunds.com).

HENNESSY CORNERSTONE LARGE GROWTH FUND
CALENDAR YEAR TOTAL RETURNS OF INVESTOR SHARES

For the period shown in the bar chart, the Fund’s highest quarterly return was 11.76% for the quarter ended September 30, 2010, and the lowest quarterly return was -15.98% for the quarter ended September 30, 2011.

Performance of the Fund’s Institutional Class shares will differ from that of the Fund’s Investor Class shares because the share classes have different expenses.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2017)
			Since
	One	Five	Inception
	Year	Years	(3/20/09)
Hennessy Cornerstone Large
Growth Fund – Investor Shares

Return before taxes	17.08%	14.28%	17.14%

Return after taxes
on distributions	15.95%	11.56%	15.09%

Return after taxes on
distributions and sale
of Fund shares	10.56%	11.00%	14.17%

Hennessy Cornerstone Large
Growth Fund – Institutional Shares

Return before taxes	17.33%	14.51%	17.43%

Russell 1000® Index
(reflects no deduction for
fees, expenses, or taxes)	21.69%	15.71%	17.88%

S&P 500 Index
(reflects no deduction for
fees, expenses, or taxes)	21.83%	15.79%	17.71%

The after-tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only, and after-tax returns for Institutional Class shares will vary.

HENNESSYFUNDS.COM

DOMESTIC EQUITY – HENNESSY CORNERSTONE LARGE GROWTH FUND

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Portfolio Managers

Neil J. Hennessy, Brian E. Peery, and Ryan C. Kelley are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Hennessy serves as a Portfolio Manager of the Fund, and has been the Chief Executive Officer and Chairman of the Board of Directors of the Investment Manager since its organization in 1989.  Mr. Peery has served as a Portfolio Investment Manager of the Fund since October 2014, served as a Co-Portfolio Manager of the Fund from February 2011 through September 2014, and has been employed by the Investment Manager since 2002.  Mr. Kelley has served as a Portfolio Manager of the Fund since February 2017 and has been employed by the Investment Manager since 2012.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Fund Information” on page 45 of this Prospectus.

HENNESSY FUNDS	1-800-966-4354

Investor: HFCVX
Institutional: HICVX

HENNESSY CORNERSTONE VALUE FUND

Investment Objective

The Hennessy Cornerstone Value Fund seeks total return, consisting of capital appreciation and current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES		Investor		Institutional
(fees paid directly from your investment)		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.74%		0.74%
Distribution and Service (12b-1) Fees		0.15%		None
Other Expenses		0.34%		0.24%
Shareholder Servicing	0.10%		None
Remaining Other Expenses[1]	0.24%		0.24%
Total Annual Fund Operating Expenses		1.23%		0.98%

[1]
Includes acquired fund fees and expenses that do not exceed 0.01% of the Fund’s average daily net assets. Acquired fund fees and expenses are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of this Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor	$125	$390	$676	$1,489
Institutional	$100	$312	$542	$1,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategy

The Fund may invest in any company whose securities are listed on a U.S. national securities exchange and in any foreign company through American Depositary Receipts or other types of depositary receipts, which are U.S. dollar-denominated securities of foreign issuers listed on U.S. national securities exchanges. The Fund invests in larger, dividend-paying companies (companies with market capitalizations that exceed the average of the Capital IQ Database) by utilizing a quantitative formula known as the Cornerstone Value Strategy® (the “Value Strategy”). The Value Strategy identifies from the Capital IQ Database the 50 common stocks with the highest dividend yield as of the date of purchase that also meet the following criteria:

1)	Market capitalization that exceeds the Database average

2)	Number of shares outstanding that exceeds the Database average

3)	Twelve-month sales that are 50% greater than the Database average

4)	Cash flow that exceeds the Database average

The Fund purchases these 50 stocks as dictated by the Value Strategy, weighted equally by dollar amount, with 2% of the portfolio’s assets invested in each. Using the Value Strategy, the universe of stocks is re-screened and the portfolio is rebalanced annually, generally in the winter. Stocks meeting the Value Strategy’s criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold. Holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in an equal 2% weighting.

As of January 31, 2018, the average market capitalization of the stocks held by the Fund was $109.8 billion.

HENNESSYFUNDS.COM

DOMESTIC EQUITY – HENNESSY CORNERSTONE VALUE FUND

Principal Risks

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money. The principal risks of investing in the Fund include the following:

Market and Equity Investments Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Formula Investing Risk: The Fund will adhere to the Value Strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund if, for example, the stocks selected for the Fund’s portfolio for a given year are experiencing financial difficulty or are out of favor with investors. The Fund’s portfolio is rebalanced annually in accordance with the Value Strategy, which may result in the sale of securities that have been performing well in the near term and the purchase of securities that have been performing less well in the near term.

Medium-Sized Companies Risk: The Fund may invest in medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies.

Value Investing Risk:  A value-oriented investment approach involves the risk that value stocks may remain undervalued, or may not appreciate in value as anticipated.  Value stocks may perform differently from the market as a whole and may be out of favor with investors for periods of time.

Foreign Securities Risk: The Fund may invest in foreign companies. There are specific risks associated with investing in foreign companies not typically associated with investing in domestic companies. Risks include fluctuations in the exchange rates of foreign currencies, which may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country. Further, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for one, five, and ten years compare with those of an index that reflects a broad measure of market performance, the S&P 500 Index, as well as an additional index that reflects the types of securities in which the Fund invests, the Russell 1000® Value Index. For additional information on these indices, please see “Descriptions of Indices” on page 61 of this Prospectus. The Fund is the successor to the Hennessy Cornerstone Value Fund, a series of Hennessy Mutual Funds, Inc. (the “Predecessor Value Fund”). The performance information provided for the periods on or prior to February 28, 2014, is historical information for the Predecessor Value Fund, which was managed by the same investment adviser and had the same investment objective and investment strategy as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future. Updated performance information is available on the Hennessy Funds’ website (hennessyfunds.com).

HENNESSY CORNERSTONE VALUE FUND
CALENDAR YEAR TOTAL RETURNS OF INVESTOR SHARES

For the period shown in the bar chart, the Fund’s highest quarterly return was 28.59% for the quarter ended September 30, 2009, and the lowest quarterly return was -22.40% for the quarter ended December 31, 2008.

Performance of the Fund’s Institutional Class shares will differ from that of the Fund’s Investor Class shares because the share classes have different expenses and inception dates.

HENNESSY FUNDS	1-800-966-4354

Investor: HFCVX
Institutional: HICVX

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2017)

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Value
Fund – Investor Shares

Return before taxes	19.16%	12.48%	7.11%

Return after taxes
on distributions	15.32%	11.25%	6.25%

Return after taxes
on distributions and
sale of Fund shares	13.85%	9.87%	5.65%

Hennessy Cornerstone Value
Fund – Institutional Shares

Return before taxes	19.48%	12.71%	7.36%

Russell 1000® Value Index
(reflects no deduction for
fees, expenses, or taxes)	13.66%	14.04%	7.10%

S&P 500 Index
(reflects no deduction for
fees, expenses, or taxes)	21.83%	15.79%	8.50%

We use the Russell 1000® Value Index as an additional index because it compares the Fund’s performance with the returns of an index reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only, and after-tax returns for Institutional Class shares will vary.

The inception date of the Fund’s Institutional Class shares is March 3, 2008.  Performance shown prior to the inception of Institutional Class shares reflects the performance of the Fund’s Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Portfolio Managers

Neil J. Hennessy, Brian E. Peery, and Ryan C. Kelley are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program.  Mr. Hennessy serves as a Portfolio Manager of the Fund, and has been the Chief Executive Officer and Chairman of the Board of Directors of the Investment Manager since its organization in 1989.  Mr. Peery has served as a Portfolio Manager of the Fund since October 2014, served as a Co-Portfolio Manager of the Fund from February 2011 through September 2014, and has been employed by the Investment Manager since 2002.  Mr. Kelley has served as a Portfolio Manager of the Fund since February 2017 and has been employed by the Investment Manager since 2012.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Fund Information” on page 45 of this Prospectus.

HENNESSYFUNDS.COM

MULTI-ASSET – HENNESSY TOTAL RETURN FUND

HENNESSY TOTAL RETURN FUND

Investment Objective

The Hennessy Total Return Fund seeks total return, consisting of capital appreciation and current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.60%
Distribution and Service (12b-1) Fees		0.15%
Other Expenses		0.83%
Shareholder Servicing	0.10%
Interest Expense	0.41%
Remaining Other Expenses[1]	0.32%
Total Annual Fund Operating Expenses		1.58%

[1]
Includes acquired fund fees and expenses that do not exceed 0.01% of the Fund’s average daily net assets.  Acquired fund fees and expenses are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of this Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$161	$499	$860	$1,878

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund had a portfolio turnover rate of 36% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests in the 10 highest dividend-yielding Dow Jones Industrial Average (“DJIA”)* stocks (known as the “Dogs of the Dow”), and in U.S. Treasury securities with a maturity of less than one year.

The Fund invests approximately 50% of its assets in the 10 “Dogs of the Dow” stocks, in roughly equal dollar amounts, and approximately 50% of its assets in U.S. Treasury securities with a maturity of less than one year. The Fund then utilizes a borrowing strategy that allows the Fund’s performance to approximate what it would be if the Fund had an asset allocation of roughly 75% Dogs of the Dow stocks and 25% U.S. Treasury securities. The Fund typically borrows money by entering into reverse repurchase agreements secured by its portfolio of U.S. Treasury securities.

The total portfolio is divided into multiple sub-portfolios, each of which uses the Dogs of the Dow strategy. On various dates throughout the year, each of these sub-portfolios is reviewed. In a review, the Investment Manager determines the 10 highest yielding common stocks in the DJIA by annualizing the last quarterly or semi-annual ordinary dividend declared on each stock and dividing the result by the market value of that stock. The Fund then purchases those stocks in approximately equal amounts for the sub-portfolio being reviewed. The Fund also may purchase from time to time an approximately equal amount of U.S. Treasury securities having a remaining maturity of less than one year for the sub-portfolio being reviewed. On the next date, another sub-portfolio is reviewed in a similar manner.

*
The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Hennessy Funds or its investment advisor. Dow Jones & Company, Inc. has not participated in any way in the creation of the Hennessy Funds or in the selection of stocks included in the Hennessy Funds and has not approved any information included in this Prospectus.

HENNESSY FUNDS	1-800-966-4354

HDOGX

The Fund generally holds the stock investments within each sub-portfolio for one year, upon which time the applicable sub-portfolio is up for another review. The Fund generally holds the stock investments within each sub-portfolio for one year regardless of whether they remain in the DJIA or retain the characteristics of Dogs of the Dow stocks. At the end of the one-year period, the Fund sells any stocks in the applicable sub-portfolio that are no longer Dogs of the Dow stocks and replaces them with stocks that are Dogs of the Dow stocks. Additionally, it may sell a portion of the stocks that remain in the applicable sub-portfolio so that the rebalanced portion of the applicable sub-portfolio adheres to the Fund’s asset allocation strategy.

Principal Risks

Although a portion of the Fund’s portfolio is invested in U.S. Treasury securities, there are market and investment risks associated with an investment in the Fund, as there are with any security. The value of your investment will fluctuate over time, and it is possible to lose money. The principal risks of investing in the Fund include the following:

Market and Equity Investments Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Formula Investing Risk: The Fund will adhere to its strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund if, for example, the stocks selected for the Fund’s portfolio for a given year are experiencing financial difficulty or are out of favor with investors. The Fund’s portfolio is rebalanced annually in accordance with its strategy, which may result in the sale of securities that have been performing well in the near term and the purchase of securities that have been performing less well in the near term.

Non-Diversification Risk: Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a more limited number of issuers), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund. Thus, the Fund may be more volatile because each stock in which it invests could have a greater impact on the Fund’s performance.

Borrowing Risk: The Fund borrows against its investments. Purchasing U.S. Treasury securities with borrowed money is an investment technique that increases investment risk because if the securities purchased with borrowed money decline in value, the Fund’s losses would be greater than if it had used cash to make purchases. Also, the Fund will incur interest costs when it borrows money, which costs may exceed the investment returns it earns on the securities purchased with borrowed money. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase.  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee, or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds from the reverse repurchase agreement may effectively be restricted pending such decision.

Performance Information

The following performance information provides some indication of the risks of investing in the Hennessy Total Return Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for one, five, and ten years compare with those of an index that reflects a broad measure of market performance, the DJIA, as well as an additional index that reflects the types of securities in which the Fund invests, the 75/25 Blended DJIA/Treasury Index (which consists of 75% common stocks represented by the DJIA and 25% short-duration Treasury securities represented by the ICE BofAML U.S. 3-Month Treasury Bill Index). For additional information on these indices, please see “Descriptions of Indices” on page 61 of this Prospectus. The Fund is the successor to the Hennessy Total Return Fund, a series of The Hennessy Funds, Inc. (the “Predecessor Total Return Fund”). The performance information provided for the periods on or prior to February 28, 2014, is historical information for the Predecessor Total Return Fund, which was managed by the same investment adviser and had the same investment objective and investment strategy as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future. Updated performance information is available on the Hennessy Funds’ website (hennessyfunds.com).

HENNESSYFUNDS.COM

MULTI-ASSET – HENNESSY TOTAL RETURN FUND

HENNESSY TOTAL RETURN FUND
CALENDAR YEAR TOTAL RETURNS

For the period shown on the bar chart, the Fund’s highest quarterly return was 15.11% for the quarter ended September 30, 2009, and the lowest quarterly return was -18.41% for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2017)

	One	Five	Ten
	Year	Years	Years
Hennessy Total Return Fund

Return before taxes	11.17%	9.72%	5.53%

Return after taxes
on distributions	8.08%	7.79%	4.45%

Return after taxes
on distributions and
sale of Fund shares	8.77%	7.49%	4.31%

75/25 Blended
DJIA/Treasury Index
(reflects no deduction for
fees, expenses, or taxes)	20.76%	12.24%	7.20%

Dow Jones
Industrial Average
(reflects no deduction for
fees, expenses, or taxes)	28.11%	16.37%	9.28%

We use the 75/25 Blended DJIA/Treasury Index as an additional index because it compares the Fund’s performance with the returns of an index reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.  The Fund’s “returns after taxes on distributions and sale of Fund shares” may be higher than its “returns before taxes and returns after taxes on distributions” because it may include a tax benefit resulting from the capital losses that would have resulted.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Portfolio Managers

Neil J. Hennessy and Brian E. Peery are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program.  Mr. Hennessy serves as a Portfolio Manager of the Fund, and has been the Chief Executive Officer and Chairman of the Board of Directors of the Investment Manager since its organization in 1989.  Mr. Peery has served as a Portfolio Manager of the Fund since October 2014, served as a Co-Portfolio Manager of the Fund from February 2011 through September 2014, and has been employed by the Investment Manager since 2002.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Fund Information” on page 45 of this Prospectus.

HENNESSY FUNDS	1-800-966-4354

Investor: HEIFX
Institutional: HEIIX

HENNESSY EQUITY AND INCOME FUND

Investment Objective

The Hennessy Equity and Income Fund seeks long-term capital growth and current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES		Investor		Institutional
(fees paid directly from your investment)		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.80%		0.80%
Distribution and Service (12b-1) Fees		0.15%		None
Other Expenses		0.48%		0.25%
Shareholder Servicing	0.10%		None
Remaining Other Expenses	0.38%		0.25%
Acquired Fund Fees and Expenses[1]		0.05%		0.05%
Total Annual Fund Operating Expenses		1.48%		1.10%

[1]
Acquired fund fees and expenses are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor	$151	$468	$808	$1,768
Institutional	$112	$350	$606	$1,340

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategy

The Fund is designed as a balanced fund that seeks income and long-term capital appreciation with reduced volatility of returns.  The Portfolio Managers’ approach places a focus on seeking downside protection.  Under normal circumstances, the Fund will invest approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities, but this allocation mix may change over time based on the Investment Manager’s view of economic conditions and underlying security values.

      The Fund invests primarily in the securities of companies listed on U.S. national securities exchanges, including common stock, preferred stock, convertible securities, and high-quality corporate, agency, and government bonds.  The Fund may also invest in mortgage-backed and asset-backed securities and in foreign securities, including American Depositary Receipts or other types of depositary receipts, which are U.S. dollar-denominated securities of foreign issuers listed on U.S. national securities exchanges.  The Fund may invest directly in fixed income securities or it may invest indirectly in fixed income securities by investing in other investment companies (including exchange-traded funds, referred to as ETFs) that invest in fixed income securities.  The Fund invests without regard to market capitalization.

EQUITY ALLOCATION
The equity Portfolio Managers utilize a fundamental, value-oriented investment approach, focusing on larger, high-quality companies that have demonstrated market dominance, have low business risk and continue to have solid, long-term growth prospects.  The Portfolio Managers give consideration to companies that have shareholder-oriented management, with a history of alignment with shareholder interests through stock incentives, insider buying, and corporate stock buybacks.  Many of the stocks held by the Fund are expected to pay dividends.

FIXED INCOME ALLOCATION
The fixed income Portfolio Managers focus on higher quality, intermediate-term fixed income securities, but they may invest

HENNESSYFUNDS.COM

MULTI-ASSET – HENNESSY EQUITY AND INCOME FUND

up to 10% of the Fund’s assets in high-yield bonds (commonly known as “junk bonds”).

The fixed income Portfolio Managers employ continuous analysis and assessment of the variables that influence bond prices. They will use this proprietary approach, which combines economic data and technical factors to evaluate the probability of interest rate movements in order to manage the duration of the portfolio in an effort to mitigate downside risk and maximize total return.

As of January 31, 2018, the bonds and cash equivalents held in the fixed income allocation of the Fund had a dollar-weighted average effective maturity of 6.37 years.

Principal Risks

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money. The principal risks of investing in the Fund include the following:

Market and Equity Investments Risk:  The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Debt Investments Risk:  The yields and principal values of debt securities fluctuate. Generally, values of debt securities change inversely with interest rates.  That is, as interest rates go up, the values of debt securities tend to go down and vice versa.  Furthermore, these fluctuations tend to increase as a bond’s maturity increases such that a longer-term bond will increase or decrease more for a given change in interest rates than a shorter-term bond.

Foreign Securities Risk:  The Fund may invest in foreign companies.  There are specific risks associated with investing in foreign companies not typically associated with investing in domestic companies.  Risks include fluctuations in the exchange rates of foreign currencies, which may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.  Further, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies.

High-Yield Investments Risk:  The Fund may invest a portion of its assets in lower-rated, high-yielding bonds (commonly known as “junk bonds”).  These bonds have a greater degree of default risk than higher-rated bonds.  Default risk is the possibility that the issuer of a debt security will fail to make timely payments of principal or interest to the Fund.

Mortgage-Backed and Asset-Backed Securities Investments Risk:  Mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer.  If prepayment occurs, the Fund may have to replace the security by investing the proceeds in a less attractive security.  This may reduce the Fund’s share price and income distribution.

Investment Company Securities Risk:  When the Fund invests in another investment company (including ETFs), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the risks taken by the underlying funds in which it invests.

ETF Risk:  In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange-traded funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; and (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Temporary Defensive Positions Risk:  The Fund may, from time to time, take temporary defensive positions in response to adverse market, economic, political, or other conditions.  To the extent the assets of the Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective.  For temporary defensive purposes, the Fund may invest in cash or short-term obligations.

HENNESSY FUNDS	1-800-966-4354

Investor: HEIFX
Institutional: HEIIX

Performance Information

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for one. five, and ten years compare with an index that reflects a broad measure of market performance, the S&P 500 Index, as well as an additional index that reflects types of securities in which the Fund invests, the Blended Balanced Index (which consists of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Bloomberg Barclays Intermediate U.S. Government/Credit Index).  For additional information on these indices, please see “Descriptions of Indices” on page 61 of this Prospectus. The Fund is the successor to the FBR Balanced Fund (the “Predecessor Equity and Income Fund”).  The performance information provided for the periods on or prior to October 26, 2012, is historical information for the Predecessor Equity and Income Fund, which had the same investment objective and substantially similar investment strategy as the Fund.  The Predecessor Balanced Fund was the investment successor to the AFBA 5Star Balanced Fund (the “AFBA Predecessor Balanced Fund”).  The performance information provided for periods prior to March 12, 2010, is historical information for the Advisor Class shares of the AFBA Predecessor Balanced Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance.  Performance may be higher or lower in the future.  Updated performance information is available on the Hennessy Funds’ website (hennessyfunds.com).

HENNESSY EQUITY AND INCOME FUND
CALENDAR YEAR TOTAL RETURNS OF INVESTOR SHARES

For the period shown in the bar chart, the Fund’s highest quarterly return was 10.89% for the quarter ended September 30, 2009, and the lowest quarterly return was -13.66% for the quarter ended December 31, 2008.

Performance of the Fund’s Institutional Class shares will differ from that of the Fund’s Investor Class shares because the share classes have different expenses.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2017)

	One	Five	Ten
	Year	Years	Years
Hennessy Equity and Income
Fund – Investor Shares

Returns before taxes	13.51%	8.39%	6.50%

Returns after taxes
on distributions	11.96%	7.00%	5.45%

Returns after taxes on
distributions and sale
of fund shares	8.89%	6.48%	5.01%

Hennessy Equity and Income
Fund – Institutional Shares

Returns before taxes	13.88%	8.76%	6.81%

S&P 500 Index
(reflects no deduction for
fees, expenses, or taxes)	21.83%	15.79%	8.50%

Blended Balanced Index
(reflects no deduction for
fees, expenses, or taxes)	13.59%	9.99%	6.70%

We use the Blended Balanced Index as an additional index because it compares the Fund’s performance with the returns of an index reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only and after-tax returns for Institutional Class shares will vary.

HENNESSYFUNDS.COM

MULTI-ASSET – HENNESSY EQUITY AND INCOME FUND

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Sub-Advisors

The sub-advisor for the equity allocation of the Fund is The London Company of Virginia, LLC (“The London Company”), and the sub-advisor for the fixed income allocation of the Fund is Financial Counselors, Inc. (“FCI”).

Portfolio Managers

The London Company investment team, which comprises Stephen M. Goddard, CFA, Jonathan T. Moody, J. Brian Campbell, CFA, and Mark E. DeVaul, CFA, CPA, is primarily responsible for the day-to-day management of the portfolio of the equity allocation of the Fund and for developing and executing its investment program.  Mr. Goddard has served as the Lead Portfolio Manager of the equity allocation of the Fund since July 2007 and is also the Managing Director and Founder of The London Company.  Messrs. Moody, Campbell and DeVaul have each served as a Portfolio Manager of the equity allocation of the Fund since July 2007, September 2010, and July 2011, respectively.

The FCI investment team, which comprises Gary B. Cloud, CFA, and Peter G. Greig, CFA, is primarily responsible for the day-to-day management of the portfolio of the fixed income allocation of the Fund and for developing and executing its investment program.  Messrs. Cloud and Greig have each served as a Portfolio Manager of the fixed income allocation of the Fund since July 2007, and each also serves as a Senior Vice President of FCI.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Fund Information” on page 45 of this Prospectus.

HENNESSY FUNDS	1-800-966-4354

HBFBX

HENNESSY BALANCED FUND

Investment Objective

The Hennessy Balanced Fund seeks a combination of capital appreciation and current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.60%
Distribution and Service (12b-1) Fees		0.15%
Other Expenses		1.08%
Shareholder Servicing	0.10%
Remaining Other Expenses[1]	0.98%
Total Annual Fund Operating Expenses		1.83%

[1]
Includes acquired fund fees and expenses that do not exceed 0.01% of the Fund’s average daily net assets.  Acquired fund fees and expenses are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of this Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$186	$576	$990	$2,148

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund had a portfolio turnover rate of 31% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests approximately 50% of its assets in roughly equal dollar amounts in the 10 highest dividend-yielding Dow Jones Industrial Average (“DJIA”)* stocks (known as the “Dogs of the Dow”), but limits exposure to market risk and volatility by investing approximately 50% of its assets in U.S. Treasury securities with a maturity of less than one year.

The total portfolio is divided into multiple sub-portfolios, each of which uses the Dogs of the Dow strategy. On various dates throughout the year, each of these sub-portfolios are reviewed. In a review, the Investment Manager determines the 10 highest yielding common stocks in the DJIA by annualizing the last quarterly or semi-annual ordinary dividend declared on each stock and dividing the result by the market value of that stock. The Fund then purchases those stocks in approximately equal amounts for the sub-portfolio being reviewed. The Fund also may purchase from time to time an approximately equal amount of U.S. Treasury securities having a remaining maturity of less than one year for the sub-portfolio being reviewed. On the next date, another sub-portfolio is reviewed in a similar manner.

The Fund generally holds the stock investments within each sub-portfolio for one year, upon which time, the applicable sub-portfolio is up for another review. The Fund generally holds the stock investments within each sub-portfolio for one year regardless of whether they remain in the DJIA or retain the characteristics of Dogs of the Dow stocks. At the end of the one-year period, the Fund sells any stocks in the applicable sub-portfolio that are no longer Dogs of the Dow stocks and replaces them with stocks that are Dogs of the Dow stocks. Additionally, it may sell a portion of the stocks that remain in the applicable sub-portfolio so that the rebalanced portion of the applicable sub-portfolio adheres to the Fund’s asset allocation strategy.

*
The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Hennessy Funds or its investment advisor. Dow Jones & Company, Inc. has not participated in any way in the creation of the Hennessy Funds or in the selection of stocks included in the Hennessy Funds and has not approved any information included in this Prospectus.

HENNESSYFUNDS.COM

MULTI-ASSET – HENNESSY BALANCED FUND

Principal Risks

Although approximately 50% of the Fund’s portfolio is invested in U.S. Treasury securities, there are market and investment risks associated with an investment in the Fund, as there are with any security. The value of your investment will fluctuate over time, and it is possible to lose money. The principal risks of investing in the Fund include the following:

Market and Equity Investments Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Formula Investing Risk: The Fund will adhere to its strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund if, for example, the stocks selected for the Fund’s portfolio for a given year are experiencing financial difficulty or are out of favor with investors. The Fund’s portfolio is rebalanced annually in accordance with its strategy, which may result in the sale of securities that have been performing well in the near term and the purchase of securities that have been performing less well in the near term.

Non-Diversification Risk: Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a more limited number of issuers), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund. Thus, the Fund may be more volatile because each stock in which it invests could have a greater impact on the Fund’s performance.

Performance Information

The following performance information provides some indication of the risks of investing in the Hennessy Balanced Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for one, five, and ten years compare with those of an index that reflects a broad measure of market performance, the DJIA, as well as an additional index that reflects the types of securities in which the Fund invests, the 50/50 Blended DJIA/Treasury Index (which consists of 50% common stocks represented by the DJIA and 50% short-duration Treasury securities represented by the ICE BofAML 1-Year Treasury Note Index).  For additional information on these indices, please see “Descriptions of Indices” on page 61 of this Prospectus. The Fund is the successor to the Hennessy Balanced Fund, a series of The Hennessy Funds, Inc. (the “Predecessor Balanced Fund”). The performance information provided for the periods on or prior to February 28, 2014, is historical information for the Predecessor Balanced Fund, which was managed by the same investment adviser and had the same investment objective and investment strategy as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future. Updated performance information is available on the Hennessy Funds’ website (hennessyfunds.com).

HENNESSY BALANCED FUND
CALENDAR YEAR TOTAL RETURNS

For the period shown on the bar chart, the Fund’s highest quarterly return was 14.05% for the quarter ended September 30, 2009, and the lowest quarterly return was -12.52% for the quarter ended December 31, 2008.

HENNESSY FUNDS	1-800-966-4354

HBFBX

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2017)

	One	Five	Ten
	Year	Years	Years
Hennessy Balanced Fund

Return before taxes	8.35%	6.23%	3.93%

Return after taxes
on distributions	6.49%	4.96%	3.23%

Return after taxes
on distributions and
sale of Fund shares	6.22%	4.78%	3.06%

50/50 Blended
DJIA/Treasury Index
(reflects no deduction for
fees, expenses, or taxes)	13.62%	8.24%	5.29%

Dow Jones
Industrial Average
(reflects no deduction for
fees, expenses, or taxes)	28.11%	16.37%	9.28%

We use the 50/50 Blended DJIA/Treasury Index as an additional index because it compares the Fund’s performance with the returns of an index reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Portfolio Managers

Neil J. Hennessy and Brian E. Peery are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Hennessy serves as a Portfolio Manager of the Fund, and has been the Chief Executive Officer and Chairman of the Board of Directors of the Investment Manager since its organization in 1989.  Mr. Peery has served as a Portfolio Manager of the Fund since October 2014, served as a Co-Portfolio Manager of the Fund from February 2011 through September 2014, and has been employed by the Investment Manager since 2002.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Fund Information” on page 45 of this Prospectus.

HENNESSYFUNDS.COM

SECTOR & SPECIALTY – HENNESSY GAS UTILITY FUND

HENNESSY GAS UTILITY FUND

Investment Objective

The Hennessy Gas Utility Fund seeks income and capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES		Investor		Institutional
(fees paid directly from your investment)		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.40%		0.40%
Distribution and Service (12b-1) Fees		0.15%		None
Other Expenses		0.46%		0.24%
Shareholder Servicing	0.10%		None
Remaining Other Expenses	0.36%		0.24%
Total Annual Fund Operating Expenses		1.01%		0.64%

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor	$103	$322	$558	$1,236
Institutional	$ 65	$205	$357	$ 798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategy

The Fund may invest in any company whose securities are listed on a U.S. national securities exchange and in any foreign company through American Depositary Receipts or other types of depositary receipts, which are U.S. dollar denominated securities of foreign issuers listed on U.S. national securities exchanges.  The Fund intends to provide investment results that replicate the performance of the American Gas Association Stock Index (the “AGA Stock Index”).  The AGA Stock Index is maintained by the American Gas Association, a national trade association of natural gas distribution companies, and is licensed exclusively to the Investment Manager for use as an investment strategy. The AGA Stock Index consists of all publicly traded member companies of the American Gas Association, which include natural gas distribution, gas pipeline, diversified gas, and combination gas and electric companies.  The stocks included in the Fund are chosen solely on the basis of their inclusion in the AGA Stock Index.

Under normal circumstances, the Fund intends to invest at least 85% of its net assets in the common stock of companies that have natural gas distribution and transmission operations and no attempt is made to actively manage the Fund’s portfolio by using economic, financial, or market analysis.  The adverse financial situation of a company will not result in its elimination from the Fund’s portfolio unless the company is removed from the AGA Stock Index.  The percentage of the Fund’s assets invested in the stock of a particular company is approximately the same as the percentage weighting of such company in the AGA Stock Index.  The percentage weighting of each company in the AGA Stock Index is an amount equal to such company’s market capitalization multiplied by the percentage of such company’s assets devoted to natural gas distribution and transmission.  The latter component of this calculation is used to recognize the natural gas distribution and transmission component of the company’s asset base.

There is no predetermined acceptable range of the difference between the total return of the AGA Stock Index and the total return of the Fund.  Any difference is likely the result of various expenses incurred by the Fund, such as management fees, transaction costs, and other operating expenses, as well as

HENNESSY FUNDS	1-800-966-4354

Investor: GASFX
Institutional: HGASX

subscription and redemption activity.  On the other hand, the Fund does attempt to achieve a correlation of monthly returns with the AGA Stock Index of approximately 95% or better.  A correlation of 100% would mean the total return of the Fund’s assets would increase or decrease exactly the same as the total return of the AGA Stock Index.

Principal Risks

As with any security, there are market and investment risks associated with an investment in the Fund. The value of an investment will fluctuate over time, and it is possible to lose money. The principal risks of investing in the Fund include the following:

Market and Equity Investments Risk:  The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Industry Concentration Risk: The Fund concentrates its investments within the natural gas distribution and transmission industry. Because of its narrow industry focus, the Fund’s performance is tied closely to, and affected by, developments and risks inherent in the natural gas industry.  Specifically, the natural gas companies in the Fund may be adversely affected by a decline or an increase in the price of natural gas, disruption of gas supplies transported on interstate pipelines, loss of supply for other reasons, failure of equipment, accidents, and severe weather.  There are also a variety of hazards inherent in natural gas distribution activities, including the risk of explosions on natural gas distribution systems and other operating risks.  The profitability of the natural gas industry may also be sensitive to increased interest rates because of the industry’s capital-intensive nature.

Foreign Securities Risk:  The Fund may invest in foreign companies.  There are specific risks associated with investing in foreign companies not typically associated with investing in domestic companies.  Risks include fluctuations in the exchange rates of foreign currencies, which may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.  Further, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies.

Index Tracking Risk:  While the Fund seeks to track the performance of the AGA Stock Index as closely as possible, the Fund’s return may not always be able to match or achieve a high correlation due to factors such as the expenses incurred by the Fund, such as management fees, transaction costs, and other operating expenses, that are not incurred by the AGA Stock Index and the possibility that the Fund may experience significant subscriptions or redemptions.  In addition, the Fund may not be fully invested at all times as a result of cash flows into the Fund or reserves of cash that are maintained in order to cover operating expenses and meet redemption requests.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for one, five, and ten years compare with those of an index reflecting a broad measure of market performance, the S&P 500 Index, as well as an additional index that reflects the market sector in which the Fund invests, the AGA Stock Index.  For additional information on these indices, please see “Descriptions of Indices” on page 61 of this Prospectus.  The Fund is the successor to the FBR Gas Utility Index Fund (the “Predecessor Gas Utility Fund”).  The performance information provided for the periods on or prior to October 26, 2012, is historical information for the Predecessor Gas Utility Fund, which had the same investment objective and same investment strategy as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance.  Performance may be higher or lower in the future.  Updated performance information is available on the Hennessy Funds’ website (hennessyfunds.com).

HENNESSYFUNDS.COM

SECTOR & SPECIALTY – HENNESSY GAS UTILITY FUND

HENNESSY GAS UTILITY FUND
CALENDAR YEAR TOTAL RETURNS OF INVESTOR SHARES

For the period shown in the bar chart, the Fund’s highest quarterly return was 14.73% for the quarter ended June 30, 2009, and the lowest quarterly return was -16.40% for the quarter ended September 30, 2008.

Performance of the Fund’s Institutional Class will differ from that of the Fund’s Investor Class shares because the share classes have different expenses.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2017)

	One	Five	Ten
	Year	Years	Years
Hennessy Gas Utility
Fund – Investor Shares

Returns before taxes	7.03%	10.53%	8.28%

Returns after taxes
on distributions	6.29%	9.36%	7.31%

Returns after taxes on
distributions and sale
of fund shares	4.59%	8.18%	6.60%

Hennessy Gas Utility
Fund – Institutional Shares

Returns before taxes	7.34%	10.59%	8.31%

AGA Stock Index
(reflects no deduction for
fees, expenses, or taxes)	8.38%	11.72%	9.09%

S&P 500 Index
(reflects no deduction for
fees, expenses, or taxes)	21.83%	15.79%	8.50%

We use the AGA Stock Index as an additional index because it compares the Fund’s performance with the returns of an index reflecting the performance of investments similar to those of the Fund. The AGA Stock Index is calculated monthly and provided by the American Gas Association.

The after-tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The inception date of the Fund’s Institutional Class shares is March 1, 2017. Performance shown prior to the inception of Institutional Class shares reflects the performance of the Fund’s Investor Class shares and includes expenses that are not applicable to, and are higher than, the Fund’s Institutional Class shares.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Portfolio Managers

Ryan C. Kelley and Brian E. Peery are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Kelley has served as a Portfolio Manager of the Fund since October 2014, served as a Co-Portfolio Manager of the Fund from March 2013 through September 2014, and has been employed by the Investment Manager since 2012.  Mr. Peery has served as a Portfolio Manager of the Fund since February 2015 and has been employed by the Investment Manager since 2002.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Fund Information” on page 45 of this Prospectus.

HENNESSY FUNDS	1-800-966-4354

Investor: HSFNX
Institutional: HISFX

HENNESSY SMALL CAP FINANCIAL FUND

Investment Objective

The Hennessy Small Cap Financial Fund seeks capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES		Investor		Institutional
(fees paid directly from your investment)		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.90%		0.90%
Distribution and Service (12b-1) Fees		0.15%		None
Other Expenses		0.48%		0.26%
Shareholder Servicing	0.10%		None
Remaining Other Expenses[1]	0.38%		0.26%
Total Annual Fund Operating Expenses		1.53%		1.16%

[1]
Includes acquired fund fees and expenses that do not exceed 0.01% of the Fund’s average daily net assets.  Acquired fund fees and expenses are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor	$156	$483	$834	$1,824
Institutional	$118	$368	$638	$1,409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in companies listed on U.S. national securities exchanges and in foreign companies through American Depositary Receipts or other types of depositary receipts, which are U.S. dollar denominated securities of foreign issuers listed on U.S. national securities exchanges.  The Fund’s investments will consist primarily of common stocks, but may include preferred stocks, warrants, and convertible bonds.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small-cap companies “principally engaged” in the business of providing financial services.  An issuer is “principally engaged” in the business of providing financial services if at least 50% of its assets, gross income, or net profits are committed to, or derived from, financial services activities.  Financial services activities are activities primarily related to consumer and commercial banking, insurance, securities and investments, specialty finance, and real estate. Investments may include mortgage banking companies, discount brokerage companies, insurance companies, consumer finance companies, savings and loan associations, savings banks, leasing companies, building and loan associations, cooperative banks, commercial banks, investment companies, other depository institutions, companies in the information technology industries that are primarily engaged in providing products or services to the types of companies listed above, and real estate investment trusts.  The Fund considers a small-cap company to be one that has a market capitalization of less than $3 billion, measured at the time of purchase.

When evaluating securities to purchase, the Portfolio Managers generally look for companies that have low price-to-earnings ratios and low price-to-book ratios relative to other financial services companies.

The Fund will not invest more than 5% of its total assets in the equity-related securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities.

HENNESSYFUNDS.COM

SECTOR & SPECIALTY – HENNESSY SMALL CAP FINANCIAL FUND

Principal Risks

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money. The principal risks of investing in the Fund include the following:

Market and Equity Investments Risk:  The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Temporary Defensive Positions Risk:  The Fund may, from time to time, take temporary defensive positions in response to adverse market, economic, political, or other conditions.  To the extent the assets of the Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective.  For temporary defensive purposes, the Fund may invest in cash or short-term obligations.

Small- and Medium-Sized Companies Risk: The Fund invests in small- and medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies.  Small companies may have limited product lines, markets, or financial resources, and their management may be dependent on a limited number of key individuals.

Real Estate-Related Risk:  Because the Fund focuses on financial services companies that may invest in real estate, the Fund is subject to the risks associated with ownership of real estate and with the real estate industry in general.  Real estate values (and the values of real estate-related securities) fluctuate with changes in general and local economic conditions and are particularly sensitive to economic downturns.  Real estate values are also affected by changes in interest rates and governmental actions such as tax and zoning changes.

Industry Concentration Risk:  The Fund concentrates its investments within the financial services industry.  Because of its narrow industry focus, the performance of the Fund is tied closely to, and affected by, developments in the financial services industry, such as the possibility of adverse government regulation.  Financial services companies can be influenced by adverse effects of movements in interest rates and other factors.

Non-Diversification Risk:  Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a more limited number of issuers), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund. Thus, the Fund may be more volatile because each stock in which it invests could have a greater impact on the Fund’s performance.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for one, five, and ten years compare with those of an index that reflects a broad measure of market performance, the Russell 2000® Index, as well as an additional index that reflects the market sector in which the Fund invests, the Russell 2000® Financial Services Index.  For additional information on these indices, please see “Descriptions of Indices” on page 61 of this Prospectus.  The Fund is the successor to the FBR Small Cap Financial Fund (the “Predecessor Small Cap Financial Fund”).  The performance information provided for the periods on or prior to October 26, 2012, is historical information for the Predecessor Small Cap Financial Fund, which had the same investment objective and substantially similar investment strategy as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance.  Performance may be higher or lower in the future.  Updated performance information is available on the Hennessy Funds’ website (hennessyfunds.com).

HENNESSY FUNDS	1-800-966-4354

Investor: HSFNX
Institutional: HISFX

HENNESSY SMALL CAP FINANCIAL FUND
CALENDAR YEAR TOTAL RETURNS OF INVESTOR SHARES

For the period shown in the bar chart, the Fund’s highest quarterly return was 25.41% for the quarter ended December 31, 2016, and the lowest quarterly return was -21.72% for the quarter ended September 30, 2011.

Performance of the Fund’s Institutional Class shares will differ from that of the Fund’s Investor Class shares because the share classes have different expenses and inception dates.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2017)

	One	Five	Ten
	Year	Years	Years
Hennessy Small Cap Financial
Fund – Investor Shares

Returns before taxes	-0.20%	14.44%	9.99%

Returns after taxes
on distributions	-1.98%	11.94%	8.69%

Returns after taxes
on distributions
and sale of fund shares	1.38%	11.24%	8.04%

Hennessy Small Cap Financial
Fund – Institutional Shares

Returns before taxes	0.13%	14.84%	10.29%

Russell 2000®
Financial Services Index
(reflects no deduction for
fees, expenses, or taxes)	5.78%	14.82%	7.81%

Russell 2000® Index
(reflects no deduction for
fees, expenses, or taxes)	14.65%	14.12%	8.71%

We use the Russell 2000® Financial Services Index as an additional index because it compares the Fund’s performance with the return of an index reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only, and after-tax returns for Institutional Class shares will vary. The Fund’s “returns after taxes on distributions” and “returns after taxes on distributions and sale of Fund shares” may be higher than its “returns before taxes” because they may include a tax benefit resulting from the capital losses that would have resulted.

The inception date of the Fund’s Institutional Class shares is May 30, 2008.  Performance shown prior to the inception of Institutional Class shares reflects the performance of the Fund’s Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Portfolio Managers

David H. Ellison and Ryan C. Kelley are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Ellison has served as a Portfolio Manager of the Fund since inception and has been employed by the Investment Manager since 2012. Mr. Kelley has served as a Portfolio Manager of the Fund since October 2014, served as a Co-Portfolio Manager of the Fund from March 2013 through September 2014, and has been employed by the Investment Manager since 2012.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Fund Information” on page 45 of this Prospectus.

HENNESSYFUNDS.COM

SECTOR & SPECIALTY – HENNESSY LARGE CAP FINANCIAL FUND

HENNESSY LARGE CAP FINANCIAL FUND

Investment Objective

The Hennessy Large Cap Financial Fund seeks capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES		Investor		Institutional
(fees paid directly from your investment)		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.90%		0.90%
Distribution and Service (12b-1) Fees		0.15%		None
Other Expenses		0.77%		0.61%
Shareholder Servicing	0.10%		None
Remaining Other Expenses[1]	0.67%		0.61%
Total Annual Fund Operating Expenses		1.82%		1.51%

[1]
Includes acquired fund fees and expenses that do not exceed 0.01% of the Fund’s average daily net assets.  Acquired fund fees and expenses are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor	$185	$573	$985	$2,137
Institutional	$154	$477	$824	$1,802

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in companies listed on U.S. national securities exchanges and in foreign companies through American Depositary Receipts or other types of depositary receipts, which are U.S. dollar denominated securities of foreign issuers listed on U.S. national securities exchanges.  The Fund’s investments will consist primarily of common stocks, but may include preferred stocks, warrants,and convertible bonds.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-cap companies “principally engaged” in the business of providing financial services.  An issuer is “principally engaged” in the business of providing financial services if at least 50% of its assets, gross income, or net profits are committed to, or derived from, financial services activities.  Financial services activities are activities primarily related to consumer and commercial banking, insurance, securities and investments, specialty finance, and real estate.  Investments may include mortgage banking companies, discount brokerage companies, insurance companies, consumer finance companies, savings and loan associations, savings banks, leasing companies, building and loan associations, cooperative banks, commercial banks, investment companies, other depository institutions, companies in the information technology industries that are primarily engaged in providing products or services to the types of companies listed above, and real estate investment trusts.  The Fund considers a large-cap company to be one that has a market capitalization of $3 billion or more, measured at the time of purchase.

When evaluating securities to purchase, the Portfolio Managers generally look for companies that have low price-to-earnings ratios and low price-to-book ratios relative to other financial services companies.

The Fund will not invest more than 5% of its total assets in the equity-related securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities.

HENNESSY FUNDS	1-800-966-4354

Investor: HLFNX
Institutional: HILFX

Principal Risks

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money. The principal risks of investing in the Fund include the following:

Market and Equity Investments Risk:  The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Temporary Defensive Positions Risk:  The Fund may, from time to time, take temporary defensive positions in response to adverse market, economic, political, or other conditions.  To the extent the assets of the Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective.  For temporary defensive purposes, the Fund may invest in cash or short-term obligations.

Medium- and Large-Sized Companies Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Compared to larger companies, medium-sized companies may have a shorter history of operations, and may have more limited liquidity and greater price volatility than larger, more established companies.  Medium-sized companies may have more limited product lines, markets or financial resources than large companies.

Industry Concentration Risk:  The Fund concentrates its investments within the financial services group of industries.  Because of its narrow industry focus, the performance of the Fund is tied closely to, and affected by, developments in the financial services industry, such as the possibility of adverse government regulation.  Financial services companies can be influenced by adverse effects of movements in interest rates and other factors.

Non-Diversification Risk:  Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a more limited number of issuers), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund. Thus, the Fund may be more volatile because each stock in which it invests could have a greater impact on the Fund’s performance.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for one, five, and ten years compare with those of an index that reflects a broad measure of market performance, the Russell 1000® Index, as well as an additional index that reflects the market sector in which the Fund invests, the Russell 1000® Financial Services Index.  For additional information on these indices, please see “Descriptions of Indices” on page 61 of this Prospectus.  The Fund is the successor to the FBR Large Cap Financial Fund (the “Predecessor Large Cap Financial Fund”).  The performance information provided for the periods on or prior to October 26, 2012, is historical information for the Predecessor Large Cap Financial Fund, which had the same investment objective and substantially similar investment strategy as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance.  Performance may be higher or lower in the future.  Updated performance information is available on the Hennessy Funds’ website (hennessyfunds.com).

HENNESSY LARGE CAP FINANCIAL FUND
CALENDAR YEAR TOTAL RETURNS OF INVESTOR SHARES

For the period shown in the bar chart, the Fund’s highest quarterly return was 27.66% for the quarter ended September 30, 2009, and the lowest quarterly return was -21.49% for the quarter ended September 30, 2011.

Performance of the Fund’s Institutional Class shares will differ from that of the Fund’s Investor Class shares because the share classes have different expenses and inception dates.

HENNESSYFUNDS.COM

SECTOR & SPECIALTY – HENNESSY LARGE CAP FINANCIAL FUND

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2017)

	One	Five	Ten
	Year	Years	Years
Hennessy Large Cap Financial
Fund – Investor Shares

Returns before taxes	19.38%	14.57%	7.64%

Returns after taxes
on distributions	18.12%	13.10%	6.92%

Returns after taxes on
distributions and sale
of fund shares	11.99%	11.48%	6.08%

Hennessy Large Cap Financial
Fund – Institutional Shares

Returns before taxes	19.73%	14.80%	7.75%

Russell 1000®
Financial Services Index
(reflects no deduction for
fees, expenses, or taxes)	21.57%	17.13%	4.82%

Russell 1000® Index
(reflects no deduction for
fees, expenses, or taxes)	21.69%	15.71%	8.59%

We use the Russell 1000® Financial Services Index as an additional index because it compares the Fund’s performance with the return of an index reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Investor Class shares only, and after-tax returns for Institutional Class shares will vary.

The inception date of the Fund’s Institutional Class shares is June 15, 2015.  Performance shown prior to the inception of Institutional Class shares reflects the performance of the Fund’s Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Portfolio Managers

David H. Ellison and Ryan C. Kelley are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Ellison has served as a Portfolio Manager of the Fund since inception and has been employed by the Investment Manager since 2012. Mr. Kelley has served as a Portfolio Manager of the Fund since October 2014, served as a Co-Portfolio Manager of the Fund from March 2013 through September 2014, and has been employed by the Investment Manager since 2012.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Fund Information” on page 45 of this Prospectus.

HENNESSY FUNDS	1-800-966-4354

Investor: HTECX
Institutional: HTCIX

HENNESSY TECHNOLOGY FUND

Investment Objective

The Hennessy Technology Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES		Investor		Institutional
(fees paid directly from your investment)		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]		0.74%		0.74%
Distribution and Service (12b-1) Fees		0.15%		None
Other Expenses		3.23%		2.96%
Shareholder Servicing	0.10%		None
Remaining Other Expenses[2]	3.13%		2.96%
Total Annual Fund Operating Expenses		4.12%		3.70%
Expense Reimbursement[3]		(2.88)%		(2.71)%
Total Annual Fund Operating Expenses
After Expense Reimbursement		1.24%		0.99%

[1]
Effective February 28, 2017, the Fund’s management fees were reduced to 0.74%. The expense table has been restated to reflect that such rate will be in effect for the entire 2018 fiscal year, which causes “Total Annual Fund Operating Expenses” to differ from the ratio of expenses to net assets shown in the Fund’s most recent annual report.

[2]
Includes acquired fund fees and expenses that do not exceed 0.01% of the Fund’s average daily net assets.  Acquired fund fees and expenses are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

[3]
The Fund’s investment manager has contractually agreed to ensure that total operating expenses (exclusive of all federal, state and local taxes, interest, brokerage commissions, 12b-1 fees, shareholder servicing fees payable to the Fund’s investment manager, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities, and extraordinary items) do not exceed 0.98% of the average daily net assets of Investor Class and Institutional Class shares of the Fund.  The contractual arrangement will continue until February 28, 2019, at which time the contractual arrangement will automatically terminate (it may not be terminated prior to that date).  The Fund’s investment manager may recoup reimbursed amounts for three years after the end of the fiscal year in which the reimbursement occurred, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such reimbursement.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the Fund’s operating expenses are equal to the total annual fund operating expenses after expense reimbursement for the first year and equal to total annual fund operating expenses for the remaining years.  Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor	$126	$989	$1,867	$4,130
Institutional	$101	$881	$1,681	$3,774

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 267% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in companies listed on U.S. national securities exchanges and in foreign companies through American Depositary Receipts or other types of depositary receipts, which are U.S. dollar denominated securities of foreign issuers listed on U.S. national securities exchanges.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies that are principally engaged in the research, design, development, manufacturing, or distributing of products or services in the technology industry. Potential investments include, but are not limited to, the following industries: application software, communications equipment, data processing, electronic components and manufacturing services, home entertainment software, internet and direct marketing retailers, internet software and services, IT consulting, semiconductor equipment, systems software, and technology hardware, storage, and distributors.

HENNESSYFUNDS.COM

SECTOR & SPECIALTY – HENNESSY TECHNOLOGY FUND

From a universe of stocks in the Capital IQ Database with market capitalizations exceeding $175 million, the portfolio management team identifies approximately 60 common stocks (weighted equally by dollar amount) with the following attributes:

•	Sector-leading cash flows and profits
•	History of delivering returns in excess of cost of capital
•	Attractive relative valuation
•	Ability to generate cash
•	Attractive balance sheet risk profile
•	Prospects for sustainable profitability

The universe of stocks is re-screened and the portfolio is rebalanced approximately on a monthly basis.

Principal Risks

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money. The principal risks of investing in the Fund include the following:

Market and Equity Investments Risk:  The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Small- and Medium-Sized Companies Risk:  The Fund may invest in small- and medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets, or financial resources, and their management may be dependent on a limited number of key individuals.

Industry Concentration Risk:  The Fund concentrates its investments within the technology industry.  Because of its narrow industry focus, the performance of the Fund is tied closely to, and affected by, developments in the technology industry and its related businesses. Technology companies face intense competition and may be subject to extensive regulatory requirements.  They may have limited product lines, markets, financial resources, or personnel.  The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, and unpredictable changes in growth rates. The value of the Fund’s shares may fluctuate more than shares of a fund investing in other industries or in a broader range of industries.

Foreign Securities Risk:  The Fund may invest in foreign companies.  There are specific risks associated with investing in foreign companies not typically associated with investing in domestic companies.  Risks include fluctuations in the exchange rates of foreign currencies, which may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.  Further, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies.

High Portfolio Turnover Risk:  High portfolio turnover will produce higher transaction costs (such as brokerage commissions and dealer markups) that the Fund must pay, thus reducing the Fund’s performance. High portfolio turnover may also result in higher taxes when Fund shares are held in a taxable account.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for one, five, and ten years compare with those of indices that reflect broad measures of market performance, the NASDAQ Composite Index and the S&P 500 Index.  For additional information on these indices, please see “Descriptions of Indices” on page 61 of this Prospectus.  The Fund is the successor to the FBR Technology Fund (the “Predecessor Technology Fund”).  The performance information provided for the periods on or prior to October 26, 2012, is historical information for the Predecessor Technology Fund, which had the same investment objective and substantially similar investment strategy as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance.  Performance may be higher or lower in the future.  Updated performance information is available on the Hennessy Funds’ website (hennessyfunds.com).

HENNESSY FUNDS	1-800-966-4354

Investor: HTECX
Institutional: HTCIX

HENNESSY TECHNOLOGY FUND
CALENDAR YEAR TOTAL RETURNS OF INVESTOR SHARES

For the period shown in the bar chart, the Fund’s highest quarterly return was 18.58% for the quarter ended June 30, 2009, and the lowest quarterly return was -22.74% for the quarter ended December 31, 2008.

Performance of the Fund’s Institutional Class shares will differ from that of the Fund’s Investor Class shares because the share classes have different expenses and inception dates.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2017)

	One	Five	Ten
	Year	Years	Years
Hennessy Technology Fund –
Investor Shares

Returns before taxes	20.20%	10.86%	4.94%

Returns after taxes
on distributions	17.65%	10.39%	4.72%

Returns after taxes on
distributions and sale
of fund shares	13.47%	8.64%	3.94%

Hennessy Technology Fund –
Institutional Shares

Returns before taxes	20.56%	11.22%	5.17%

NASDAQ Composite Index
(reflects no deduction for
fees, expenses, or taxes)	29.64%	19.40%	11.32%

S&P 500 Index
(reflects no deduction for
fees, expenses, or taxes)	21.83%	15.79%	8.50%

The after-tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only, and after-tax returns for Institutional Class shares will vary.

The inception date of the Fund’s Institutional Class shares is March 12, 2010.  Performance shown prior to the inception of Institutional Class shares reflects the performance of the Fund’s Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Portfolio Managers

The Fund’s investment decisions are made by a portfolio management team that is jointly and primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program.  The portfolio management team comprises Brian E. Peery, Lead Portfolio Manager, Ryan C. Kelley, Co-Portfolio Manager, and Daniel P. Hennessy, Associate Analyst.  Mr. Peery has served as Lead Portfolio Manager of the Fund since February 2017 and has been employed by the Investment Manager since 2002.  Mr. Kelley has served as a Co-Portfolio Manager of the Fund since February 2017 and has been employed by the Investment Manager since 2012.  Mr. Daniel Hennessy has served as an Associate Analyst of the Fund since February 2017 and has been employed by the Investment Manager since 2015.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Fund Information” on page 45 of this Prospectus.

HENNESSYFUNDS.COM

SECTOR & SPECIALTY – HENNESSY JAPAN FUND

HENNESSY JAPAN FUND

Investment Objective

The Hennessy Japan Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES		Investor		Institutional
(fees paid directly from your investment)		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.80%		0.80%
Distribution and Service (12b-1) Fees		0.15%		None
Other Expenses		0.52%		0.26%
Shareholder Servicing	0.10%		None
Remaining Other Expenses[1]	0.42%		0.26%
Total Annual Fund Operating Expenses		1.47%		1.06%

[1]
Includes acquired fund fees and expenses that do not exceed 0.01% of the Fund’s average daily net assets.  Acquired fund fees and expenses are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor	$150	$465	$803	$1,757
Institutional	$108	$337	$585	$1,294

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund had a portfolio turnover rate of 0% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of Japanese companies.  The Fund considers a Japanese company to be a company organized under the laws of Japan, for which the principal securities trading market is Japan, or that has a majority of its assets or business in Japan.  The Fund’s equity investments may include common stocks, preferred stocks, warrants and other rights, and securities convertible into or exchangeable for common stocks, such as convertible bonds. The Fund’s investments also may include investments in Japan real estate investment trusts or funds and pooled investment vehicles such as exchange-traded funds (“ETFs”) that invest in equity securities of Japanese companies.  The Fund invests in companies regardless of market capitalization. As of January 31, 2018, the average market capitalization of the stocks held by the Fund was $43 billion.

While the Fund is considered a “diversified” mutual fund, it may employ a relatively concentrated investment strategy and may hold securities of fewer issuers than other diversified funds.

Using in-depth analysis and on-site research, the Portfolio Managers focus on stocks with a potential “value gap” by screening for companies that they identify as having strong businesses and management, trading at an attractive price.  The Portfolio Managers limit the portfolio to what they consider to be their best ideas and maintain a concentrated number of holdings. The Portfolio Managers typically sell an investment when the reasons for buying it no longer apply, such as when they determine that a company’s prospects have changed or believe that a company’s stock is fully valued by the market, or when the company begins to show deteriorating fundamentals.  They also may sell an investment if it becomes, in their determination, too large of a position in the Fund.

Principal Risks

As with any security, there are market and investment risks associated with an investment in the Fund. The value of an investment will fluctuate over time, and it is possible to lose money. The principal risks of investing in the Fund include the following:

HENNESSY FUNDS	1-800-966-4354

Investor: HJPNX
Institutional: HJPIX

Market and Equity Investments Risk:  The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Small- and Medium-Sized Companies Risk:  The Fund may invest in small- and medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets, or financial resources, and their management may be dependent on a limited number of key individuals.

Foreign Securities, Currency, and Japan-Specific Risk: There are specific risks associated with investing in the securities of foreign companies, including fluctuations in the exchange rates of foreign currencies that impact the U.S. dollar value of a security. The Fund concentrates its investments in the securities of Japanese companies, and the Fund’s performance may be affected by the social, political, and economic conditions in Japan. The Japanese economy has at times in the past been negatively affected by government intervention and protectionism, a volatile financial services sector, a heavy reliance on international trade, and natural disasters. Some of these factors, as well as other adverse political developments, increases in government debt, an aging population and changes to fiscal, monetary, or trade policies, may affect Japanese markets and the Fund’s performance. Japan’s international trade also impacts Japan’s economic growth, and adverse economic conditions in the United States or other trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political, and social instability in those countries.

Pooled Investment Vehicles Risk: When the Fund invests in another pooled investment vehicle (including ETFs), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other pooled investment vehicle. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying investment vehicle and the level of risk arising from the investment practices of the underlying investment vehicle (such as the use of leverage). The Fund has no control over the risks taken by the underlying investment vehicle in which it invests.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for one, five, and ten years compare with those of indices that reflect broad measures of market performance, the Russell/Nomura Total Market™ Index and the Tokyo Stock Price Index (TOPIX). For additional information on these indices, please see “Descriptions of Indices” on page 61 of this Prospectus.  The Fund is the successor to the Hennessy Japan Fund, a series of Hennessy SPARX Funds Trust (the “Predecessor Japan Fund”). The performance information provided for the periods on or prior to February 28, 2014, is historical information for the Predecessor Japan Fund, which was managed by the same investment adviser and had the same investment objective and investment strategy as the Fund.  The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance.  Performance may be higher or lower in the future. Updated performance information is available on the Hennessy Funds’ website (hennessyfunds.com).

HENNESSY JAPAN FUND
CALENDAR YEAR TOTAL RETURNS OF INVESTOR SHARES

For the period shown in the bar chart, the Fund’s highest quarterly return was 19.12% for the quarter ended June 30, 2009, and the lowest quarterly return was -18.79% for the quarter ended September 30, 2008.

Performance of the Fund’s Institutional Class shares will differ from that of the Fund’s Investor Class shares because the share classes have different expenses.

HENNESSYFUNDS.COM

SECTOR & SPECIALTY – HENNESSY JAPAN FUND

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2017)
	One	Five	Ten
	Year	Years	Years
Hennessy Japan Fund –
Investor Shares

Returns before taxes	32.04%	17.50%	9.19%

Returns after taxes
on distributions	32.06%	17.50%	9.23%

Returns after taxes on
distributions and sale
of fund shares	18.17%	14.23%	7.61%

Hennessy Japan Fund –
Institutional Shares

Returns before taxes	32.60%	17.84%	9.43%

Russell/Nomura
Total Market Index
(reflects no deduction for
fees, expenses, or taxes)	27.17%	12.49%	4.33%

TOPIX
(reflects no deduction for
fees, expenses, or taxes)	26.61%	12.33%	4.26%

The after-tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only, and after-tax returns for Institutional Class shares will vary.

Returns are presented in U.S. dollar terms.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Sub-Advisor

The sub-advisor for the Fund is SPARX Asset Management Co., Ltd., located in Tokyo, Japan.

Portfolio Managers

Masakazu Takeda and Yu Shimizu are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Takeda has served as a Portfolio Manager of the Fund since November 2006, and Mr. Shimizu has served as a Portfolio Manager of the Fund since January 2012.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Fund Information” on page 45 of this Prospectus.

HENNESSY FUNDS	1-800-966-4354

Investor: HJPSX
Institutional: HJSIX

HENNESSY JAPAN SMALL CAP FUND

Investment Objective

The Hennessy Japan Small Cap Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES		Investor		Institutional
(fees paid directly from your investment)		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.80%		0.80%
Distribution and Service (12b-1) Fees		0.15%		None
Other Expenses		0.66%		0.40%
Shareholder Servicing	0.10%		None
Remaining Other Expenses[1]	0.56%		0.40%
Total Annual Fund Operating Expenses		1.61%		1.20%

[1]
Includes acquired fund fees and expenses that do not exceed 0.01% of the Fund’s average daily net assets.  Acquired fund fees and expenses are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor	$164	$508	$876	$1,911
Institutional	$122	$381	$660	$1,455

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund had a portfolio turnover rate of 41% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of smaller Japanese companies, generally defined as those companies with market capitalizations in the bottom 20% of all publicly traded Japanese companies.  As of December 31, 2017, the bottom 20% of publicly traded Japanese companies had market capitalizations below approximately 314.9 billion Japanese yen, or the equivalent of $2.8 billion.  This market capitalization range will vary due to market conditions.  The Fund considers a Japanese company to be a company organized under the laws of Japan, for which the principal securities trading market is Japan, or that has a majority of its assets or business in Japan. The Fund’s investments may include common stocks, preferred stocks, warrants and other rights, and securities convertible into or exchangeable for common stocks, such as convertible bonds.  The Fund’s investments also may include investments in Japan real estate investment trusts or funds and pooled investment vehicles such as exchange-traded funds (“ETFs”) that invest in equity securities of Japanese companies.

Using in-depth analysis and on-site research, the Portfolio Managers focus on stocks with a potential “value gap” by screening for small-cap companies that they identify as having strong businesses and management, trading at an attractive price.  The portfolio is limited to what the Portfolio Managers consider to be their best ideas and is unconstrained by its benchmarks.  The Portfolio Managers typically sell an investment when the reasons for buying it no longer apply, such as when they determine that a company’s prospects have changed or believe that a company’s stock is fully valued by the market, or when the company begins to show deteriorating fundamentals.  They also may sell an investment if it becomes, in their determination, too large of a position in the Fund.

HENNESSYFUNDS.COM

SECTOR & SPECIALTY – HENNESSY JAPAN SMALL CAP FUND

Principal Risks

As with any security, there are market and investment risks associated with an investment in the Fund. The value of an investment will fluctuate over time, and it is possible to lose money. The principal risks of investing in the Fund include the following:

Market and Equity Investments Risk:  The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Small- and Medium-Sized Companies Risk:  The Fund invests in small- and medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets, or financial resources, and their management may be dependent on a limited number of key individuals.

Foreign Securities, Currency, and Japan-Specific Risk: There are specific risks associated with investing in the securities of foreign companies, including fluctuations in the exchange rates of foreign currencies that impact the U.S. dollar value of a security. The Fund concentrates its investments in the securities of Japanese companies, and the Fund’s performance may be affected by the social, political, and economic conditions in Japan. The Japanese economy has at times in the past been negatively affected by government intervention and protectionism, a volatile financial services sector, a heavy reliance on international trade, and natural disasters. Some of these factors, as well as other adverse political developments, increases in government debt, an aging population and changes to fiscal, monetary, or trade policies, may affect Japanese markets and the Fund’s performance. Japan’s international trade also impacts Japan’s economic growth, and adverse economic conditions in the United States or other trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political, and social instability in those countries.

Pooled Investment Vehicles Risk:  When the Fund invests in another pooled investment vehicle (including ETFs), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other pooled investment vehicle. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying investment vehicle and the level of risk arising from the investment practices of the underlying investment vehicle (such as the use of leverage). The Fund has no control over the risks taken by the underlying investment vehicle in which it invests.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for one, five, and ten years compare with those of an index that reflects a broad measure of market performance, the Tokyo Stock Price Index (TOPIX), as well as an additional index that reflects the types of securities in which the Fund invests, the Russell/Nomura Small Cap™ Index. For additional information on these indices, please see “Descriptions of Indices” on page 61 of this Prospectus.  The Fund is the successor to the Hennessy Japan Small Cap Fund, a series of Hennessy SPARX Funds Trust (the “Predecessor Japan Small Cap Fund”). The performance information provided for the periods on or prior to February 28, 2014, is historical information for the Predecessor Japan Small Cap Fund, which was managed by the same investment adviser and had the same investment objective and investment strategy as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance.  Performance may be higher or lower in the future. Updated performance information is available on the Hennessy Funds’ website (hennessyfunds.com).

HENNESSY JAPAN SMALL CAP FUND
CALENDAR YEAR TOTAL RETURNS OF INVESTOR SHARES

For the period shown in the bar chart, the Fund’s highest quarterly return was 33.58% for the quarter ended June 30, 2009, and the lowest quarterly return was -19.87% for the quarter ended September 30, 2008.

Performance of the Fund’s Institutional Class shares will differ from that of the Fund’s Investor Class shares because the share classes have different expenses and inception dates.

HENNESSY FUNDS	1-800-966-4354

Investor: HJPSX
Institutional: HJSIX

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2017)

	One	Five	Ten
	Year	Years	Years
Hennessy Japan Small Cap
Fund – Investor Shares

Returns before taxes	49.58%	21.27%	12.01%

Returns after taxes
on distributions	48.91%	18.55%	10.35%

Returns after taxes on
distributions and sale
of fund shares	28.73%	16.11%	9.32%

Hennessy Japan Small Cap
Fund – Institutional Shares

Returns before taxes	50.27%	21.45%	12.10%

Russell/Nomura
Small Cap™ Index
(reflects no deduction for
fees, expenses, or taxes)	35.34%	15.99%	8.64%

TOPIX
(reflects no deduction for
fees, expenses, or taxes)	26.61%	12.33%	4.26%

We use the Russell/Nomura Small Cap™ Index as an additional index because it compares the Fund’s performance with the returns of an index reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Investor Class shares only, and after-tax returns for Institutional Class shares will vary.

The inception date of the Fund’s Institutional Class shares is June 15, 2015.  Performance shown prior to the inception of Institutional Class shares reflects the performance of the Fund’s investor class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Returns are presented in U.S. dollar terms.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Sub-Advisor

The sub-advisor for the Fund is SPARX Asset Management Co., Ltd., located in Tokyo, Japan.

Portfolio Managers

Tadahiro Fujimura and Tetsuya Hirano are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Fujimura has served as Portfolio Manager of the Fund since inception, and Mr. Hirano has served as Portfolio Manager of the Fund since October 2015.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Fund Information” on page 45 of this Prospectus.

HENNESSYFUNDS.COM

IMPORTANT ADDITIONAL FUND INFORMATION

Purchase and Sale of Fund Shares

Institutional Class shares are available only to shareholders who invest directly in Fund shares or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with a Fund.

To purchase Fund shares, you may contact your broker-dealer or other financial intermediary. To purchase Fund shares directly from the Hennessy Funds, or for assistance with completing your application, please call 1-800-966-4354 or 1-415-899-1555 between 9:00 A.M. and 7:00 P.M. Eastern time/6:00 A.M. and 4:00 P.M. Pacific time on Monday through Thursday or between 9:00 A.M. and 5:00 P.M. Eastern time/6:00 A.M. and 2:00 P.M. Pacific time on Friday (excluding holidays).  You may buy Fund shares each day the New York Stock Exchange (NYSE) is open.

The minimum initial investment in Investor Class shares of a Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts.  The minimum initial investment in Institutional Class shares of a Fund is $250,000.  For corporate sponsored retirement plans, there is no minimum initial investment for either Investor Class or Institutional Class shares.  There is no subsequent minimum investment requirement.  A $100 minimum exists for each additional investment made through an Automatic Investment Plan.  The Funds may waive the minimum investment requirements from time to time.  Investors purchasing Fund shares through financial intermediaries’ asset-based fee programs may have the above minimums waived by their intermediary, since the intermediary, rather than the Funds, absorbs the increased costs of small purchases.

You may redeem Fund shares each day the NYSE is open either by mail (Hennessy Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or by calling the Transfer Agent at 1-800-261-6950 between 9:00 A.M. and 8:00 P.M. Eastern time/6:00 A.M. and 5:00 P.M.  Pacific time on Monday through Friday (excluding holidays).  Investors who wish to redeem Fund shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem Fund shares may be placed.

Tax Information

The Funds’ distributions generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for performing shareholder services or distribution-related services for the Funds.  If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial adviser to recommend a Fund over another investment.  Ask your financial adviser or visit your financial intermediary’s website for more information.

HENNESSY FUNDS	1-800-966-4354

ADDITIONAL INVESTMENT INFORMATION

In order to provide a degree of flexibility, each Fund may change its investment objective without obtaining shareholder approval. An investment objective is not a guarantee. The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, contains a description of the Funds’ policies and procedures respecting disclosure of their portfolio holdings.

If a Fund acquires another fund, the Fund may hold indefinitely the portfolio securities transferred to the Fund from the other fund pursuant to the acquisition (“acquired portfolio securities”) unless this violates the investment limitations of the Fund.  The Fund may sell acquired portfolio securities, in the ordinary course of business, in order to rebalance its portfolio or adjust its portfolio in accordance with its investment strategies, as specified in the Prospectus, or to meet redemption requests.

The following statements apply to the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, and the Hennessy Technology Fund:

•	Each Fund will only purchase stocks that have historical trading volume sufficient to allow for purchase of the required number of shares without materially affecting the share price.

•
Each Fund selects stocks from the universe of stocks in the Capital IQ Database (formerly known as the Standard & Poor’s Compustat® Database). The Capital IQ Database is a robust and comprehensive source of data on publicly traded companies, consisting of domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.[1]

•
The Funds offer a consistent and disciplined approach to investing, based on a buy and hold philosophy that rejects the idea of market timing. Except as provided below, the Investment Manager expects stocks held in each Fund’s portfolio to remain the same until the next rebalance period, despite any adverse developments concerning a company, an industry, the economy, or the stock market generally. However, in the event that earnings or other information that formed the basis for selecting a stock are restated, and the resulting data would have precluded the stock from being selected for the portfolio, the Investment Manager reserves the right to replace that stock with another stock meeting the Fund’s criteria.  Additionally, each of the Hennessy Cornerstone Growth Fund and the Hennessy Cornerstone Mid Cap 30 Fund has discretion to make a limited monthly adjustment to replace the lowest-performing stocks in its portfolio with new stocks as dictated by the Fund’s criteria.

•
When each Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions. Any remaining cash will be invested pro rata across the Fund’s portfolio (without any intention to rebalance the portfolio on an interim basis). Such purchases will generally be made on a weekly basis, but may be made on a more or less frequent basis at the discretion of the Investment Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow, each Fund may meet redemption requests by selling securities on a pro rata basis. Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the Fund’s criteria.

In the event of extreme market volatility, the Investment Manager reserves the right to forego the use of positive three-month or six-month positive price appreciation criteria in selecting stocks for the portfolios of the Hennessy Cornerstone Growth Fund and the Hennessy Cornerstone Mid Cap 30 Fund.

The following statements apply to both the Hennessy Total Return Fund and the Hennessy Balanced Fund:

•
In an effort to minimize transaction costs, each Fund may accumulate funds and make purchases in larger blocks to avoid odd lot transactions. However, neither Fund will take a temporary defensive position. Each Fund invests accumulated funds in money market instruments (such

[1]
Although Capital IQ, Inc. (“CIQ”) obtains information for inclusion in, or for use in, the Capital IQ Database from sources that it considers reliable, CIQ does not guarantee the accuracy or completeness of the information contained in the Capital IQ Database. CIQ makes no warranty, express or implied, as to the results to be obtained by the Funds and the advisability of investing in the Funds, or any other persons or entity from the use of the Capital IQ Database. S&P Capital IQ makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Capital IQ Database. “Standard & Poor’s,” “S&P,” and “Capital IQ” are trademarks of The McGraw-Hill Companies, Inc. The Funds are not sponsored, endorsed, sold, or promoted by CIQ or any of its affiliates or parent companies.

HENNESSYFUNDS.COM

ADDITIONAL INVESTMENT INFORMATION AND HISTORICAL PERFORMANCE

as U.S. Treasury securities, commercial paper, commercial paper master notes, or repurchase agreements) or money market mutual funds.

•
When funding redemption requests, each Fund will first utilize any accumulated funds described above. If it is necessary for the Fund to sell portfolio securities to meet redemption requests, it will endeavor to maintain its asset allocation strategy. Again, each Fund may vary the percentage of each issue of common stock sold to avoid odd lot transactions, thereby reducing total transaction costs.

HISTORICAL PERFORMANCE
of the Large Growth Formula

Because the Hennessy Cornerstone Large Growth Fund does not yet have 10 years of actual performance, we have included the following charts and tables that compare the total return of the Large Growth Formula with the returns of the Fund’s benchmark index and the returns of the S&P 500 Index for each of the last 10 years. The performance shown is that of a hypothetical portfolio managed in accordance with the dictates of the Large Growth Formula for the historical periods indicated and the actual performance of the Investor Class shares of the Fund since its inception. For the historical periods, the Large Growth Formula employed by the Fund assumes a December 31 rebalance date.

The hypothetical returns have been developed and tested by the Investment Manager, but have not been verified by any third party and are unaudited. The performance information is based on data supplied by the Investment Manager or from statistical services, reports or other sources the Investment Manager believes are reliable.

Actual performance of the Fund may differ from the performance of the hypothetical portfolio for the following reasons: the Fund may not be fully invested at all times; not all stocks in the Fund’s portfolio may be weighted equally at all times due to appreciation or depreciation in a stock’s value; purchases and sales of stocks for the Fund’s portfolio are likely to occur between annual rebalancing dates due to cash inflows and outflows (from purchases and redemptions of Fund shares) during the year; the actual rebalancing dates vary slightly from year to year; in managing the Fund, the Investment Manager may make limited modifications to the Large Growth Formula as necessary to comply with federal tax laws; and the returns of the portfolio do not reflect the fees, commission costs or expenses borne by the Fund. The performance of the hypothetical portfolio would have been lower if the fees, commission costs, and expenses had been deducted. The actual performance shown (since inception) is net of fees and expenses.

For the hypothetical portfolio, returns do not represent actual trading or reflect the impact that material economic and market factors might have had on the Investment Manager’s decision-making under actual circumstances. However, except as described above, the Investment Manager can presently foresee no circumstance that would cause deviation from the Large Growth Formula in managing the Fund. The returns set forth below reflect reinvestment of dividends and other earnings. All returns shown reflect reinvestment of dividends and other earnings. Past performance, hypothetical or actual, does not guarantee future results. Average annual return represents the annual rate, which, if earned each year in a multiple-year period, would produce the cumulative rate of return over that period.

HENNESSY FUNDS	1-800-966-4354

HENNESSY CORNERSTONE LARGE GROWTH FUND – INVESTOR CLASS SHARES[1]

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	Total
Cornerstone Large Growth	-41.41%	54.61%	18.85%	2.59%	10.44%	33.79%	16.18%	-6.60%	14.69%	17.08%	120.22%
Russell 1000® Index	-37.60%	28.43%	16.10%	1.50%	16.42%	33.11%	13.24%	0.92%	12.05%	21.69%	105.85%
S&P 500 Index	-37.00%	26.46%	15.06%	2.11%	16.00%	32.39%	13.69%	1.38%	11.96%	21.83%	103.89%

Standard Deviation measures an investment’s volatility or “risk.” The greater the standard deviation, the more variable the rate of return.

[1]
The hypothetical performance assumes a December 31 rebalance date.  For the periods from January 1, 2008, through March 19, 2009, returns are hypothetical and do not reflect fees, commission costs, or expenses.  For the periods from March 20, 2009, through December 31, 2017, returns are based on actual Fund performance and are net of fees, commission costs, and expenses.

For additional information on the indices above, please see “Descriptions of Indices” on page 61 of this Prospectus.

HENNESSYFUNDS.COM

HISTORICAL PERFORMANCE AND MANAGEMENT OF THE FUNDS

MANAGEMENT OF THE FUNDS

Investment Manager

Hennessy Advisors, Inc. is a registered investment advisor and is the investment manager of each of the Funds. The Investment Manager’s address is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.

The Investment Manager has been providing investment advisory services since 1989. The Investment Manager furnishes each Fund with office space and certain administrative services and provides most of the personnel needed by the Funds.  As of January 31, 2018, the Investment Manager managed approximately $7.2 billion of net assets on behalf of the Funds.

Management Fees

For its services, each Fund pays the Investment Manager a monthly management fee based upon its average daily net assets. For the most recent fiscal year, the Funds paid the Investment Manager the following management fees (these management fees remain current as of the date of this Prospectus, except as noted below):

FUND	MANAGEMENT FEE
Hennessy Cornerstone Growth Fund	0.74%
Hennessy Focus Fund	0.90%
Hennessy Cornerstone Mid Cap 30 Fund	0.74%
Hennessy Cornerstone Large Growth Fund	0.74%
Hennessy Cornerstone Value Fund	0.74%
Hennessy Total Return Fund	0.60%
Hennessy Equity and Income Fund	0.80%
Hennessy Balanced Fund	0.60%
Hennessy Gas Utility Fund	0.40%
Hennessy Small Cap Financial Fund	0.90%
Hennessy Large Cap Financial Fund	0.90%
Hennessy Technology Fund	0.74%*
Hennessy Japan Fund	0.80%
Hennessy Japan Small Cap Fund	0.80%

*	Effective February 28, 2017, the management fees of the Hennessy Technology Fund were reduced from 0.90% to 0.74%.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and, if applicable, the sub-advisory agreement for each of the Funds is available in the semi-annual report of the applicable Fund to shareholders for the period ended April 30, 2017.

Portfolio Managers Employed by the Investment Manager

Where a Fund is managed by multiple Portfolio Managers, such management is conducted with research, stock selection, portfolio composition, and day-to-day trading decisions distributed equally among the Portfolio Managers.

Neil J. Hennessy serves as a Portfolio Manager of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, and the Hennessy Balanced Fund. Mr. Hennessy has been the Chief Executive Officer and Chairman of the Board of Directors of the Investment Manager since its organization in 1989.

David H. Ellison has served as a Portfolio Manager of the Hennessy Small Cap Financial Fund and the Hennessy Large Cap Financial Fund since the inception of each Fund.  He has been employed by the Investment Manager since 2012. Prior to that, Mr. Ellison was employed by FBR Fund Advisers, Inc.

Ryan C. Kelley, CFA, has served as a Portfolio Manager of the Hennessy Gas Utility Fund, the Hennessy Small Cap Financial Fund and the Hennessy Large Cap Financial Fund since October 2014 and as a Co-Portfolio Manager to the same Funds from March 2013 through September 2014.  He has also served as a Portfolio Manager of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, and the Hennessy Cornerstone Value Fund and a Co-Portfolio Manager of the Hennessy Technology Fund since February 2017.  He has been employed by the Investment Manager since 2012. Prior to that, Mr. Kelley was employed by FBR Fund Advisers, Inc.

Brian E. Peery has served as a Portfolio Manager of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, and the Hennessy Balanced Fund since October 2014 and as a Co-Portfolio Manager to the same Funds from February 2011 through September 2014.  He has also served as a Portfolio Manager of the Hennessy Gas Utility Fund since February 2015 and as Lead Portfolio Manager of the Hennessy Technology Fund since February 2017. Mr. Peery has been employed by the Investment Manager since 2002.

HENNESSY FUNDS	1-800-966-4354

Daniel P. Hennessy has served as an Associate Analyst of the Hennessy Technology Fund since February 2017 and has been employed by the Investment Manager since 2015.  Mr. Daniel Hennessy previously served as a Mutual Fund Specialist at U.S. Bancorp Fund Services, LLC from November 2014 to July 2015.  Prior to that, he attended the University of San Diego, where he earned a degree in Political Science.

Sub-Advisors

The Investment Manager has delegated the day-to-day management of the portfolio composition of the Hennessy Focus Fund to Broad Run Investment Management, LLC (“Broad Run”), located at 1530 Wilson Blvd., Suite 530, Arlington, VA  22209.  Broad Run has been registered with the Securities and Exchange Commission (“SEC”) as an investment adviser since 2012.

The Investment Manager has delegated the day-to-day management of the portfolio composition of the equity allocation of the Hennessy Equity and Income Fund to The London Company of Virginia, LLC (“The London Company”).  The London Company is registered with the SEC as an investment adviser and has been providing investment advisory services since 1994.  The London Company maintains offices at 1800 Bayberry Court, Suite 301, Richmond, VA 23226.

The Investment Manager has delegated the day-to-day management of the portfolio composition of the fixed income allocation of the Hennessy Equity and Income Fund to Financial Counselors, Inc. (“FCI”).  FCI is registered with the SEC as an investment adviser and has been providing investment advisory services since 1966.  FCI maintains offices at 5901 College Boulevard, Suite 110, Overland Park, KS 66211.

The Investment Manager has delegated the day-to-day management of the portfolio composition of the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund to SPARX Asset Management Co., Ltd. (“SPARX”).  SPARX is a wholly-owned subsidiary of SPARX Group Co., Ltd., a publicly-listed company traded on JASDAQ that has been in business since 1989.  SPARX is registered with the SEC as an investment adviser.  In addition, SPARX is registered with the Japanese authority to conduct activities in the investment management business, the investment advisory and agency business, the first financial instruments business, and the second financial instruments business.  The first financial instruments business involves, among other things, engaging in the solicitation, sale, and purchase, as well as acting as an intermediary for sales and purchases, of securities with high liquidity, over-the-counter derivatives trading, and customer asset administration. The second financial instruments business involves, among other things, engaging in the solicitation, sale, and purchase, as well as acting as an intermediary for sales and purchases, of securities with lower liquidity, and the handling of the offering of trust beneficiary rights and limited partnership interests.  SPARX maintains offices at Shinagawa Season Terrace 6F, 1-2-70 Konan, Minato-ku, Tokyo 108-0075, Japan.

Portfolio Managers Employed by Sub-Advisors

Where a Fund is managed by multiple Portfolio Managers, such management is conducted with research, stock selection, portfolio composition, and day-to-day trading decisions distributed equally among the Portfolio Managers unless specifically noted otherwise.

HENNESSY FOCUS FUND – BROAD RUN INVESTMENT MANAGEMENT, LLC

David S. Rainey, CFA, has served as a Co-Portfolio Manager of the Fund since 2009.  Prior to October 26, 2012, Mr. Rainey was employed by FBR Fund Advisers, Inc.  Prior to joining FBR Fund Advisers, Inc. in 2009, Mr. Rainey served as a Senior Research Analyst at Akre Capital Management, the prior sub-advisor to the Fund, which he joined in 1998.

Brian E. Macauley, CFA, has served as a Co-Portfolio Manager of the Fund since 2009.  Prior to October 26, 2012, Mr. Macauley was employed by FBR Fund Advisers, Inc.  Prior to joining FBR Fund Advisers, Inc. in 2009, Mr. Macauley served as a Research Analyst at Akre Capital Management, the prior sub-advisor to the Fund, which he joined in 2003.

Ira M. Rothberg, CFA, has served as a Co-Portfolio Manager of the Fund since 2009.  Prior to October 26, 2012, Mr. Rothberg was employed by FBR Fund Advisers, Inc.  Prior to joining FBR Fund Advisers, Inc. in 2009, Mr. Rothberg served as a Research Analyst at Akre Capital Management, the prior sub-advisor to the Fund, which he joined in 2004.

HENNESSY EQUITY AND INCOME FUND – EQUITY
ALLOCATION – THE LONDON COMPANY OF VIRGINIA, LLC

Stephen M. Goddard, CFA, has served as the lead Portfolio Manager of the equity allocation of the Fund since 2007. He is Managing Director and Founder of The London Company and heads The London Company’s Investment Team.

J. Brian Campbell, CFA, has served as a Portfolio Manager of the equity allocation of the Fund since 2010. He is a member of The London Company’s Investment Team. Before joining The London Company, Mr. Campbell was a Portfolio Manager and the Director of Research at Hilliard Lyons Capital Management.

Mark E. DeVaul, CFA and CPA, has served as a Portfolio Manager of the equity allocation of the Fund since 2011. He is a member of The London Company’s Investment Team.  Before joining The London Company, Mr. DeVaul was with Nuveen Investments.

HENNESSYFUNDS.COM

MANAGEMENT OF THE FUNDS

Jonathan T. Moody, CFA, has served as a Portfolio Manager of the equity allocation of the Fund since 2007. He is a member of The London Company’s Investment Team. Prior to joining The London Company, he founded Primary Research Group.

HENNESSY EQUITY AND INCOME FUND – FIXED INCOME ALLOCATION – FINANCIAL COUNSELORS, INC.

Gary B. Cloud, CFA, has served as a Portfolio Manager of the fixed income allocation of the Hennessy Equity and Income Fund since 2007 and has been with FCI since 2003. He is a Senior Vice President and Portfolio Manager of FCI and serves as a member of FCI’s Fixed Income Investment Committee.

Peter G. Greig, CFA, has served as a Portfolio Manager of the fixed income allocation of the Hennessy Equity and Income Fund since 2007 and has been with FCI since 1989, originally as a Trader and Fixed Income Analyst. He is a Senior Vice President and Portfolio Manager of FCI and chairs FCI’s Fixed Income Investment Committee.

HENNESSY JAPAN FUND AND HENNESSY JAPAN SMALL CAP FUND – SPARX ASSET MANAGEMENT CO., LTD.

The Hennessy Japan Fund and the Hennessy Japan Small Cap Fund are sub-advised by the largest independent manager in Japan with some of the most experienced Asia-based asset management specialists.

The reference below to the title “CMA” designates that individual as a Chartered Member of the Security Analysts Association of Japan.

Tadahiro Fujimura, CFA and CMA, has served as a Portfolio Manager of the Hennessy Japan Small Cap Fund since its inception and has primary responsibility for the day-to-day management of the portfolio composition of the Fund. He has served as the Chief Investment Officer of SPARX since April 2013, served as the head of the Investment & Research Division from April 2010 to December 2015, and is responsible for overseeing Japanese Mid and Small Cap Strategies. Prior to joining SPARX, Mr. Fujimura served as the Chief Portfolio Manager of the small-cap investment team at Nikko Asset Management (formerly Nikko Securities Investment Trust Management Co., Ltd.).

Masakazu Takeda, CFA and CMA, has served as a Portfolio Manager of the Hennessy Japan Fund since November 2006 and has primary responsibility for the day-to-day management of the portfolio composition of the Fund. He has been an analyst and fund manager with SPARX since 1999. Prior to joining SPARX, Mr. Takeda was employed by the Long Term Credit Bank of Japan (currently Shinsei Bank) and LTCB Warburg (now UBS Securities).

Tetsuya Hirano, CMA, has served as a Portfolio Manager of the Hennessy Japan Small Cap Fund since October 2015.  He has been employed by SPARX since July 2006 and acts as the deputy head of the Investment & Research Division.  Mr. Hirano also served as a Portfolio Manager of the Hennessy Japan Fund from June 2010 to January 2012.  Prior to joining SPARX, Mr. Hirano was a member of the Japanese equity investment team at Nikko Asset Management (formerly Nikko Securities Investment Trust Management Co., Ltd.).  His prior positions at Nikko were as an international equity trader and as a European equity fund manager.

Yu Shimizu, CMA, has served as a Portfolio Manager of the Hennessy Japan Fund since January 2012 and has been employed by SPARX since 2005.  Prior to joining SPARX, Mr. Shimizu worked as an analyst at UFJ Partners Asset Management Co., Ltd. (currently Mitsubishi UFJ Asset Management Co., Ltd.) and as an analyst at Yasuda Capital Management Co., Ltd. (currently Yasuda Asset Management Co., Ltd.).

Sub-Advisory Fee

For the most recent fiscal year, the Investment Manager (not the Funds) paid a sub-advisory fee, based upon the daily net assets of each Fund that is sub-advised, at the rate of 0.29% for the Hennessy Focus Fund, 0.33% for the equity allocation of the Hennessy Equity and Income Fund, 0.27% for the fixed income allocation of the Hennessy Equity and Income Fund, 0.35% for the Hennessy Japan Fund, and 0.20% for the Hennessy Japan Small Cap Fund.  Beginning February 28, 2018, the sub-advisory fee for each of the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund will be at the rate of 0.35% of the first $500 million of its daily net assets, 0.40% of the next $500 million of its daily net assets, and 0.42% of its daily net assets over $1 billion.  The Investment Manager pays sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund.

Additional Investment Manager
and Sub-Advisor Information

The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds that they manage.

As previously noted, the sub-advisors to the Funds, as applicable, act as the portfolio managers for the sub-advised Funds.  However, as the investment advisor to the sub-advised Funds, the Investment Manager has overall supervisory

HENNESSY FUNDS	1-800-966-4354

responsibility for the general management and investment of the sub-advised Funds’ securities portfolios and, as such, performs the following activities for the sub-advised Funds: (1) sets each sub-advised Fund’s overall investment strategies; (2) monitors and evaluates the performance of the sub-advisors, including their compliance with the investment objectives, policies and restrictions of the applicable Fund; and (3) implements and maintains procedures to monitor the compliance of the sub-advisors with the Funds’ investment objectives, policies, and restrictions.

Distribution Fees

Each of the Funds has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act, which allows the Fund to use up to 0.25% of the average daily net assets of its Investor Class shares to pay sales, distribution, and other fees for the sale and distribution of its shares and for shareholders services provided to investors.  Currently, the Board of Trustees has approved the payment of up to 0.15% of the average daily net assets of each such Fund as a Rule 12b-1 fee.

Because distribution fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Agreement

Each of the Funds has entered into a Shareholder Servicing Agreement with the Investment Manager. The Shareholder Servicing Agreement provides that the Investment Manager will provide administrative support services to the Funds consisting of:

•	maintaining an “800” number that current shareholders may call to ask questions about the Funds or their accounts;

•	assisting shareholders in processing exchange and redemption requests;

•	assisting shareholders in changing dividend options, account designations, and addresses;

•	responding generally to shareholder questions; and

•	providing such other similar services as may be requested.

For such services, each Fund pays an annual service fee to the Investment Manager equal to 0.10% of the average daily net assets of its Investor Class shares. Institutional Class shares are not subject to this servicing fee.

HENNESSYFUNDS.COM

MANAGEMENT OF THE FUNDS AND SHAREHOLDER INFORMATION

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is called the net asset value (“NAV”). This is calculated by dividing a Fund’s assets, minus its liabilities, by the number of shares outstanding. The NAV of a Fund’s shares is normally determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays). Each Fund calculates its NAV based on the market prices of the securities (other than money market instruments) it holds. Each Fund values money market instruments it holds with an original term to maturity of 60 days or less at their amortized cost, which approximates fair market value. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined under the supervision of the Fund’s Board of Trustees.  If a Fund holds securities traded on a foreign exchange, such securities may trade on weekends or other days when the Fund does not price its shares and thus affect the Fund’s NAV on days when investors will not be able to purchase or redeem the Fund’s shares.

If market quotations are not available, a Fund will value securities at their fair value pursuant to the procedures established by and under the supervision of the Board of Trustees. The fair value of a security is the amount a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price, and a Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the applicable stock exchange.

Each Fund will process purchase and redemption orders received by U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day. It will process purchase and redemption orders received after the close of regular trading at the NAV determined at the close of regular trading on the next day the NYSE is open. If an investor sends a purchase or redemption request to the Funds’ corporate address instead of to its Transfer Agent, the Funds will forward it as promptly as practicable to the Transfer Agent, and the effective date of the purchase or redemption request will be delayed until the purchase or redemption request is received in the offices of the Transfer Agent.

FOR QUESTIONS PLEASE CALL

Hennessy Funds
1-800-966-4354 or
1-415-899-1555
10 A.M. - 7 P.M. ET, M-Th; 5 P.M. F
7 A.M. - 4 P.M. PT, M-Th; 2 P.M. F

U.S. Bancorp Fund Services, LLC,
Transfer Agent for the Funds
1-800-261-6950
9 A.M. - 8 P.M. ET, M-F
6 A.M. - 5 P.M. PT, M-F

Classes of Shares

Each Fund other than the Hennessy Total Return Fund and the Hennessy Balanced Fund offers Institutional Class shares.  Institutional Class shares are available only to institutional investors or to shareholders who invest directly in a Fund or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with a Fund. There is also a higher minimum initial investment requirement for Institutional Class shares, as described below. If you qualify as a purchaser of Institutional Class shares but your account is invested in Investor Class shares, you may convert your Investor Class shares to Institutional Class shares based on the relative net asset values of the two Classes on the conversion date.

Account Minimum Investments –
Investor Class

The minimum initial investment in Investor Class shares is $2,500 for regular accounts and $250 for Individual Retirement Accounts (“IRA”). For corporate sponsored retirement plans, there is no minimum initial investment. There is no subsequent minimum investment requirement. A $100 minimum exists for each additional investment made through an Automatic Investment Plan. Each Fund may waive the minimum investment requirements from time to time.

Investors purchasing a Fund through financial intermediaries may have the above minimum investments waived by their intermediary since the intermediary, rather than the Fund, absorbs the increased costs of small purchases.

HENNESSY FUNDS	1-800-966-4354

Account Minimum Investments –
Institutional Class

The minimum initial investment in Institutional Class shares of a Fund is $250,000. For corporate sponsored retirement plans, there is no minimum investment. There is no subsequent minimum investment requirement for the Funds. A $100 minimum exists for each additional investment made through an Automatic Investment Plan.

Each Fund reserves the right to waive or reduce the minimum initial investment amount for Institutional Class shares for purchases made through certain retirement, benefit, and pension plans, or for certain classes of shareholders. For investors purchasing Institutional Class shares through a broker-dealer, financial institution or servicing agent, shareholder purchases may be aggregated to meet the minimum initial investment amount. The Investment Manager, in its discretion, may take into account the aggregate assets that a shareholder has in determining if the shareholder meets the minimum initial investment amount.

Market Timing Policy

Frequent purchases and redemptions of a Fund’s shares by a shareholder may harm other shareholders of the Fund by interfering with efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the Fund’s shares. Accordingly, the Board of Trustees discourages frequent purchases and redemptions of Fund shares by reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of Fund shares.

Each Fund tracks shareholder and omnibus account subscription and redemption activity in an effort to detect any shareholders or institutions that might trade with a frequency harmful to other shareholders of the Fund.  In this regard, pursuant to Rule 22c-2 of the Investment Company Act, the Funds enter into shareholder information agreements with financial intermediaries that purchase Fund shares for omnibus accounts.  These agreements require the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in the omnibus account.  Any non-public personal information provided to the Funds is subject to the Funds’ privacy policy.

In considering a shareholder’s trading activity, a Fund may consider, among other factors, the shareholder’s trading history, both directly and, if known, through financial intermediaries, in any of the Funds.  If frequent trading or market timing is detected, a Fund, based on its assessment of the severity of the market timing, may take one or more of the following actions: (1) advise the owner of the frequently traded account that any such future activity will cause a freezing of the account’s ability to transact subscriptions; (2) freeze the account demonstrating the activity from transacting further subscriptions; or (3) close the account demonstrating frequent trading activity.

Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.

Telephone Privileges

Each Fund offers shareholders the ability to redeem or exchange shares or purchase additional shares via telephone. If you do not wish to have these telephone privileges on your account, please decline this option in the Account Application. Otherwise, the telephone privileges will be available on your account.

When you establish telephone privileges, you are authorizing the Funds and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person.

Before acting on instructions received by telephone, a Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If a Fund and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. A Fund may change, modify, or terminate these privileges at any time upon written notice to shareholders. A Fund may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders.

You may request telephone redemption privileges after your account is opened by writing to the Transfer Agent at one of the addresses set forth under “How Do I Purchase Shares by Check?” below. Your written request for telephone privileges must include the Fund name and account number and must be signed by the registered owner(s) of the account. A signature guarantee or other acceptable form of authentication from a financial institution source may also be required. Please contact the Transfer Agent at 1-800-261-6950 before sending your instruction.

Telephone trades must be received prior to the close of regular trading on the NYSE to receive same-day pricing. During

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periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction.  Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (normally 4:00 P.M. Eastern time / 1:00 P.M. Pacific time).

How To Purchase Shares

You may purchase shares of the Funds on any day the NYSE is open for trading.  Purchase requests received prior to the close of regular trading on the NYSE (normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time) will be priced and processed as of the close of business on that day.  Requests received after that time will be processed the following trading day at the following trading day’s pricing.

You may purchase Fund shares by check, wire or Automated Clearing House (ACH) network. The Funds will not accept payment in cash or money orders. All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks. To prevent check fraud, the Funds will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. In addition, the Funds cannot accept post-dated checks or any conditional order or payment.

The Funds will not issue certificates evidencing shares purchased. Instead, the Funds will send investors a written confirmation for all share purchases. The Funds reserve the right to reject any purchase in whole or in part.

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Compliance Program. The Funds might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity. As requested on the application, you must supply your full name, date of birth, social security number, and permanent street address. Permanent addresses containing a P.O. Box will not be accepted, although an alternate mailing address including a P.O. Box may be established. Effective May 11, 2018, if you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, corporation, etc.), you must also supply the identity of the beneficial owners. Please contact the Funds at 1-800-966-4354 or 1-415-899-1555 if you need additional assistance when completing your application. If the Funds do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Funds reserve the right to close the account within five business days if clarifying information is not received.

Shares of the Funds have not been registered for sale outside of the United States.  The Funds do not sell shares to non-U.S. citizens, subject to the discretion of the Funds.  Other than U.S. military personnel with an APO or FPO address, U.S. citizens living abroad may purchase Fund shares only if they have a social security number and a physical address (not a P.O. box) within the United States, subject to the discretion of the Funds.  The Funds reserve the right, in their sole discretion and to the extent permitted by applicable law, to sell shares to non-U.S. citizens and U.S. citizens living abroad with a social security number but no physical address within the United States.

HOW DO I PURCHASE SHARES BY CHECK?

If you are making an initial investment in a Fund, simply complete the appropriate Account Application and mail it with a check, made payable to “Hennessy Funds,” to:

For regular mail delivery:	For overnight delivery:

For regular mail delivery:	For overnight delivery:
Hennessy Funds	Hennessy Funds
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan St., 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agent. Therefore, deposit in the mail or with such services or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered and the account number or by the Invest by Mail Form that is attached to your confirmation statement and returned to one of the above addresses.

The Transfer Agent will charge a $25.00 fee against a shareholder’s account in addition to any loss sustained by a Fund for any payment, check, or electronic funds transfer returned to the Transfer Agent.

HOW DO I PURCHASE SHARES BY WIRE?

Prior to wiring funds, a completed Account Application must be sent to the Transfer Agent by U.S. mail or overnight courier to one of the addresses listed above. If you are making an initial investment in a Fund, please contact the Transfer Agent at 1-800-261-6950 between 9:00 A.M. and 8:00 P.M. Eastern time/6:00 A.M. and 5:00 P.M. Pacific time on a day when the NYSE is open for trading to make arrangements with a service representative to submit your completed application via mail, overnight delivery, or fax. Upon receipt of your application, your account will be established and a service representative will contact you to provide an account number and wiring

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instructions to U.S. Bank N.A. If you do not receive this information within one business day, you may call the Transfer Agent at 1-800-261-6950. If you are making a subsequent purchase, prior to wiring funds, please notify the Transfer Agent. U.S. Bank must receive wired funds prior to the close of regular trading on the NYSE (normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time) to receive same-day pricing. Wired funds received after that time will be processed the following trading day with the following trading day’s pricing. The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

All wires should specify the name of the Fund and Class of shares, the name(s) in which the account is registered, the account number, and the amount being wired. It is essential that your bank include complete information about your account in all wire instructions. Your bank may charge you a fee for sending a wire to a Fund.

To ensure prompt and accurate credit upon receipt of your wire, your bank should transmit immediately available funds by wire in your name to:

Hennessy Funds
c/o U.S. Bank N.A.	Credit: U.S. Bancorp Fund Services, LLC
777 E. Wisconsin Ave.	Account Number: 112-952-137
Milwaukee, WI 53202	Further Credit: Mutual fund name, shareholder
ABA# 075000022	name and account number

CAN I PURCHASE SHARES THROUGH
BROKER-DEALERS?

You may buy, sell, and exchange Fund shares through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next NAV calculated by the Fund. The broker (or its agent) holds your Fund shares in the broker’s (or its agent’s) name, and the broker (or its agent) maintains your individual ownership records. The Investment Manager may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or its agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the applicable Fund’s Prospectus.

If you decide to purchase Fund shares through a broker, please carefully review the program materials provided to you by the broker (or its agent), because particular brokers may adopt policies or procedures that are separate from those described in this Prospectus.  The broker (or its agent) is responsible for ensuring that you receive copies of the applicable Fund’s prospectus, annual report, semi-annual report, and other Fund disclosure documents.

To inquire about an agreement, broker-dealers should call the Funds at 1-800-966-4354 or 1-415-899-1555.

HOW DO I PURCHASE SHARES BY TELEPHONE?

You may not make an initial investment in a Fund by telephone, but you may purchase additional Fund shares if your account has been open for at least 15 days by calling 1-800-261-6950. Unless you have declined telephone privileges on your Account Application, telephone orders will be accepted via electronic funds transfer from your bank account on record through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. Each telephone purchase must be in the amount of $100 or more. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Automatic Investment Plan

For your convenience, each Fund offers an Automatic Investment Plan. This plan allows money to be moved from the shareholder’s bank account on record to the shareholder’s Fund account on a systematic schedule (e.g., monthly, quarterly, semi-annually, and annually) that the shareholder selects. Your financial institution must be a member of the Automated Clearing House (ACH) Network. After your initial investment in a Fund, you may authorize the Fund to withdraw amounts of $100 or more.

If you wish to enroll in this plan, complete the appropriate section on the initial Account Application, or complete the Automatic Investment Plan Application. You may call the Funds at 1-800-966-4354 or 1-415-899-1555 and request an application, or the application can be found at hennessyfunds.com. Signed applications should be received by the Transfer Agent at least 15 calendar days prior to your initial transaction. The Transfer Agent will charge you a $25 fee if the automatic investment cannot be made due to insufficient funds, stop payment or for any other reason. A Fund may terminate or modify this privilege at any time. Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at 1-800-261-6950 or in written form five calendar days prior to the effective date.

Retirement Plans

You may invest in the Funds under the following retirement plans:

•	Coverdell Education Savings Account
•	Traditional IRA
•	Roth IRA
•	SEP-IRA for sole proprietors, partnerships and corporations
•	SIMPLE-IRA

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The Funds recommend that investors consult with a financial or tax adviser regarding IRAs before investing in a Fund. The annual IRA maintenance fee is $15 (capped at $30 per social security number). The fee for a transfer, distribution (exclusive of systematic distribution plans), or recharacterization of an IRA is $25 per transaction. Complete details on fees are outlined in our Individual Retirement Account & Coverdell Educational Savings Account Disclosure Statement.

How To Sell Shares

You may sell (redeem) your Fund shares on any day the NYSE is open for trading either directly through the Funds or through your investment representative, as applicable. Redemption requests received prior to the close of regular trading on the NYSE (normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time) will be priced and processed as of the close of business on that day.  Requests received after that time will be processed the following trading day at the following trading day’s pricing.

HOW DO I SELL SHARES BY MAIL?

You may redeem your Fund shares by sending a written request to the Transfer Agent. After your request is received in “good order,” a Fund will redeem your shares at the next NAV calculated by the Fund. To be in “good order,” redemption requests must include the following: (i) the name of the Fund account; (ii) the account number; (iii) the number of Investor Class or Institutional Class shares of the Fund or the dollar value of Investor Class or Institutional Class shares of the Fund to be redeemed; (iv) any signature guarantees that are required; and (v) any additional documents that might be required for redemptions by corporations, executors, administrators, trustees, guardians, or other similar shareholders. In addition, please specify whether proceeds are to be sent by mail, wire, or electronic funds transfer through the Automated Clearing House (ACH) network to your bank account on record.  If you are redeeming from an IRA or other retirement or qualified plan, please indicate on your written request whether or not to withhold federal income tax (generally 10%).  Unless a redemption request specifies not to have federal income tax withheld, the transaction will be subject to withholding.  To add wire instructions to an account at the time of the redemption, a signature guarantee is required. The letter should be signed by all shareholders whose names appear on the account registration. Corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required. Please see the section “When are signature guarantees required?” below.

HOW DO I SELL SHARES BY TELEPHONE?

Unless you have declined telephone privileges on your account, you may redeem all or some of your Fund shares, up to a maximum of $100,000, by calling the Transfer Agent at 1-800-261-6950 between 9:00 A.M. and 8:00 P.M. Eastern time/6:00 A.M. and 5:00 P.M. Pacific time, on a day when the NYSE is open for trading. If you are redeeming from an IRA or other retirement or qualified plan, you will be asked whether you want federal income taxes (generally 10%) withheld from the distribution.  Redemption proceeds will be sent by check to the address of record unless you elect to have proceeds transferred to your bank account on record.  You may have difficulties making a telephone redemption during periods of abnormal market activity because of higher than usual call wait times.  If this occurs, you may make your redemption request in writing.  If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person.

WHEN ARE SIGNATURE GUARANTEES REQUIRED?

To protect a Fund and its shareholders, a signature guarantee from either a Medallion program member or a non-Medallion program member is required in the following situations:

•	The redemption request includes a change of address, or a change of address request was received by the Transfer Agent within the last 30 calendar days;
•	The redemption proceeds are to be payable or sent to any person, address, or bank account not on record;
•	Account ownership is being changed; and
•	The redemption request is over $100,000 (Investor Class shares only).

In addition to the situations described above, a Fund or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notarized signature is not an acceptable substitute for a signature guarantee.

A Fund reserves the right, at its sole discretion, to waive the signature guarantee requirement for a specific redemption request.

WHEN WILL I RECEIVE MY REDEMPTION PROCEEDS?

Payment of your redemption proceeds will be made promptly, but not later than seven calendar days after the receipt of your

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request in proper form as discussed in this Prospectus. If you did not purchase your Fund shares by wire, a Fund may delay payment of your redemption proceeds for up to 15 calendar days from date of purchase or until your payment has cleared, whichever occurs first. In addition, a Fund can suspend redemptions and postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

You may have a check sent to you at your address of record, proceeds may be wired to your bank account on record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network to your bank account on record. The minimum amount that may be wired is $1,000. You will be charged a wire transfer fee of $15. This fee will be deducted from your redemption proceeds for a complete and share-specific redemption, or deducted from your remaining account balance for a partial redemption, and paid to the Transfer Agent to cover costs associated with the transfer. In addition, your bank may charge a fee for receiving wires. There is no charge to receive redemption proceeds via the ACH network, but credit may not be available for two to three business days.

Under normal circumstances, the Funds expect to meet redemption requests through the sale of investments held in cash or cash equivalents. In situations in which investment holdings in cash or cash equivalents are insufficient to meet redemption requests, a Fund may choose to borrow money through the Funds’ bank line of credit. A Fund may also choose to sell portfolio securities to meet redemption requests, if consistent with the management of such Fund. These methods will be used regularly and may also be used in stressed market conditions.

A Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (referred to as an in-kind distribution). It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

CAN MY ACCOUNT BE INVOLUNTARILY REDEEMED OR CONVERTED?

A Fund may involuntarily redeem your shares upon certain conditions as determined by the Board of Trustees, including, but not limited to, (i) if you fail to provide the Fund with identification required by law, (ii) if a Fund is unable to verify information received from you, or (iii) to reimburse a Fund for any loss sustained by reason of any failure by you to make full payment for shares purchased.  Additionally, as discussed in more detail below, shares may be redeemed or converted in connection with the closing of small accounts.

A Fund may redeem the shares in your Investor Class account if the value of your account is less than $2,500 for three months or longer as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your Investor Class account is less than $2,500 before a Fund makes an involuntary redemption. You will then have 60 calendar days in which to make an additional investment to bring the value of your account to at least $2,500 before the Fund takes any action.  Any time shares are redeemed in a taxable account, it is considered a taxable event.  You are responsible for any tax liabilities associated with an involuntary redemption of your account.

If your Institutional Class shares account balance falls below $250,000 for any reason, you will be given 60 calendar days to make additional investments so that your account balance is $250,000 or more. If you do not, a Fund may convert your Institutional Class shares into Investor Class shares, at which time your account will be subject to the involuntary redemption policies and procedures for Investor Class shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Institutional Class shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Class shares. This right of involuntary redemption does not apply to former Investor Class shareholders of the FBR Large Cap Fund, the FBR Mid Cap Fund or the FBR Small Cap Fund who became Institutional Class shareholders of the Hennessy Fund into which their FBR Fund was reorganized.

WHAT HAPPENS IF MY ACCOUNT IS INACTIVE FOR AN EXTENDED PERIOD OF TIME?

Your account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The factors used to determine whether an account is inactive vary from state to state, but may include a shareholder’s failure to cash a check (no interest is accrued or paid on amounts represented by uncashed distribution or redemption checks), update the shareholder’s mailing address, or respond to Fund inquiries within the specified time period.  For this purpose, your last known address of record with the Funds will determine which state has jurisdiction over your account.  Texas residents have the ability to designate a representative to receive legislatively required unclaimed property notifications.  Please

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contact the Texas Comptroller of Public Accounts for further information.  If the assets within your account are deemed to be abandoned in accordance with the relevant state’s laws, the Fund may be legally obligated to transfer those assets to that state’s unclaimed property administrator.  You are responsible for ensuring that your account is not “abandoned” for purposes of these state escheatment laws, and neither the Fund nor its agents will be liable to you or your representatives for good faith compliance with those laws.

How To Exchange Shares

You may exchange shares of any Fund for shares in an identically registered account of any other Fund any day the NYSE is open for trading either directly through the Funds or through your investment representative, as applicable. Exchange requests received prior to the close of regular trading on the NYSE (normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time) will be priced and processed as of the close of business on that day. Requests received after that time will be processed the following trading day at the following trading day’s pricing. Prior to making an exchange into any other Fund, you should obtain and carefully read that Fund’s Prospectus, which may be obtained by calling 1-800-966-4354 or 1-415-899-1555 or visiting hennessyfunds.com. Please keep in mind the minimum investment of $2,500 ($250 for IRAs) for Investor Class shares and $250,000 for Institutional Class shares when determining the number of shares you want to exchange.

You may also exchange shares of any Fund for shares of the First American Retail Prime Obligations Fund, a money market mutual fund not affiliated with the Funds, the Investment Manager, or the sub-advisors. The exchange privilege does not constitute an offering or recommendation on the part of the Funds, the Investment Manager, or the sub-advisors of an investment in the First American Retail Prime Obligations Fund. Prior to making an exchange into the First American Retail Prime Obligations Fund, you should obtain and carefully read that fund’s prospectus, which may be obtained by calling 1-800-966-4354 or 1-415-899-1555.

Each Fund reserves the right on notice to shareholders to limit the number of exchanges that can be made in any year to avoid excess Fund expenses.  Each Fund reserves the right to reject any exchange order.  Each Fund may modify or terminate the exchange privilege upon written notice to shareholders.  Each Fund may suspend temporarily the exchange privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders.  Such temporary suspension can be without prior notification to shareholders.  You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW DO I EXCHANGE SHARES BY MAIL?

You may exchange your Fund shares simply by sending a written request to the Transfer Agent. You should give the name of your Fund account, account number, the number of Fund shares or the dollar value of Fund shares to be exchanged, and the name of the other Fund into which the exchange is being made. If you have an existing account with the other Fund, you should also give the name and account number for that Fund. The letter should be signed by all shareholders whose names appear on the account registration.

HOW DO I EXCHANGE SHARES BY TELEPHONE?

Unless you have declined telephone privileges on your Account Application, you may also exchange Fund shares by calling the Transfer Agent at 1-800-261-6950 before the close of regular trading on the NYSE (normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time). If you are exchanging Fund shares by telephone, you will be subject to certain identification procedures, which are listed under “Telephone Privileges” above.  If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person.

Systematic Cash Withdrawal Program

As another convenience, you may redeem your Investor Class shares of each Fund through the Systematic Cash Withdrawal Program. The Systematic Cash Withdrawal Program is not available for redemption of Institutional Class shares. If you elect this method of redemption, a Fund will send you a check or you may have the proceeds sent directly to your bank account on record via electronic funds transfer through the Automated Clearing House (ACH) network. The minimum payment amount is $100. You may choose to receive monthly, quarterly, or annual payments. Your Fund account must have a value of at least $10,000 in order to participate in this program. The Systematic Cash Withdrawal Program may be terminated at any time by a Fund. You may also elect to terminate your participation in this program at any time by calling or writing to the Transfer Agent at least five calendar days prior to the next payment.

A withdrawal involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

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Dividends and Distributions

Capital Gains.  Each of the Funds pays capital gains, if any, annually, usually in December.

Dividends.  The following Funds declare and pay dividends, if any, quarterly:

Hennessy Total Return Fund
Hennessy Equity and Income Fund
Hennessy Balanced Fund
Hennessy Gas Utility Fund

All Funds not listed above declare and pay dividends, if any, annually, usually in December.

The Funds may make additional distributions if necessary to comply with the distribution requirements of the Internal Revenue Code.

You have four distribution options:

•	Automatic Reinvestment Option – Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•	Split Cash Reinvest Options:

o	Your dividends will be paid in cash and your capital gains distributions will be reinvested in additional Fund shares; or

o	Your dividends will be reinvested in additional Fund shares and your capital gains distributions will be paid in cash.

•	All Cash Option – Both dividends and capital gains distributions will be paid in cash.

If you elect to receive distributions or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for at least six months, each Fund reserves the right to reinvest the distribution check in your account, at the current NAV of the Fund, and to reinvest all subsequent distributions.

You may make this election on the Account Application. If you do not make an election, your distributions will be reinvested in additional Fund shares. You may change your election by writing to the Transfer Agent or by calling 1-800-261-6950. Any changes should be submitted at least five calendar days prior to the record date of the distribution.

Tax Information

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the SAI for additional federal income tax information.

The Funds have elected to be treated and intend to qualify each year as a regulated investment company (a “RIC”). A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, the Funds’ failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.

The Funds’ distributions, whether received in cash or additional shares of a Fund, may be subject to federal, state, and local income tax.  These distributions may be taxed as ordinary income, dividend income or long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

If you purchase Fund shares shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of capital. Similarly, if you purchase Fund shares that have appreciated securities, you will receive a taxable return of part of your investment if an when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

The Funds will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year.

In general, when a shareholder sells Fund shares, the Fund must report to the shareholder and the IRS the shareholder’s cost basis, gain or loss, and holding period in the sold shares using a specified method for determining which shares were sold. You are not bound by this method and, if timely, can choose a different, permissible method. Please consult with your tax adviser.

If you hold Fund shares through a broker or another nominee, please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

When you receive a distribution from the Funds or redeem shares, you may be subject to backup withholding.

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Descriptions of Indices1

The Russell 3000® Index comprises the 3,000 largest U.S. companies, as determined by market capitalization.  This portfolio of securities represents approximately 98% of the investable U.S. equity market.

The Russell 2000® Index comprises the smallest 2,000 companies in the Russell 3000® Index, representing approximately 8% of the Russell 3000® total market capitalization.

The Russell 2000® Financial Services Index is a subset of the Russell 2000® Index that measures the performance of the securities classified in the financial services sector of the small-capitalization U.S. equity market.

The Russell 1000® Index comprises the 1,000 largest companies in the Russell 3000® Index, based on market capitalization.

The Russell 1000® Value Index comprises those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth value.

The Russell 1000® Financial Services Index is a subset of the Russell 1000® Index that measures the performance of the securities classified in the financial services sector of the large-capitalization U.S. equity market.

The Russell Midcap® Index comprises approximately 800 of the smallest securities of the Russell 1000® Index based on a combination of their market capitalization and current index membership.

The Russell Midcap® Growth Index comprises approximately 65% of the total market value of the Russell MidCap® Index and includes companies with higher price-to-book ratios and higher forecasted growth values.

The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange or The NASDAQ Stock Market.

The S&P 500 Index is a capitalization-weighted index of 500 stocks that is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries.

The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the ICE BofAML U.S. 3-Month Treasury Bill Index.

The 50/50 Blended DJIA/Treasury Index consists of 50% common stocks represented by the Dow Jones Industrial Average and 50% short-duration Treasury securities represented by the ICE BofAML 1-Year Treasury Note Index.

The Blended Balanced Index consists of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Bloomberg Barclays Intermediate U.S. Government/Credit Index.

The Bloomberg Barclays Intermediate U.S. Government/Credit Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to one year and less than 10 years. Securities have $250 million or more of outstanding face value and must be fixed rate and non-convertible.

The AGA Stock Index is a market capitalization-weighted index, adjusted monthly, consisting of publicly traded member companies of the American Gas Association.

The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market.

The Tokyo Stock Price Index (TOPIX) is an unmanaged, capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange.

The Russell/Nomura Total Market™ Index contains the top 98% of all stocks listed on Japan’s stock exchanges and registered on Japan’s OTC market, in terms of market capitalization.

The Russell/Nomura Small Cap™ Index contains the bottom 15% of the Russell/Nomura Total Market™ Index, in terms of market capitalization.

[1]
Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data, and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Householding

To help keep each Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and Prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a Prospectus or financial report at any time. If you would like to receive separate mailings, please call the Transfer Agent at 1-800-261-6950 and we will begin individual delivery within 30 calendar days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, Prospectuses, tax forms, and reports online. To sign up for eDelivery, please visit hennessyfunds.com.  You may change your delivery preference at any time by visiting our website or contacting the Funds at 1-800-261-6950.

HENNESSY FUNDS	1-800-966-4354

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HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the financial performance of the shares of the Funds or the predecessor funds to the Funds, as applicable, for the periods shown below. Certain information reflects financial results for a single Fund share. The “Total Return” figures show how much your investment would have increased or decreased during each period, assuming you had reinvested all dividends and distributions.  This information has been derived from financial statements audited by Tait, Weller & Baker LLP, an independent registered public accounting firm (except that for the periods prior to October 31, 2016, the information related to the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund was audited by a different independent registered public accounting firm).  Tait, Weller & Baker LLP’s report and the Funds’ financial statements are included in the annual reports of the Funds, which are available upon request.

Each of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, and the Hennessy Cornerstone Value Fund is a successor to a series of Hennessy Mutual Funds, Inc., a Maryland corporation, with the same fund name pursuant to a reorganization that took place after the close of business on February 28, 2014.  Each of the Hennessy Total Return Fund and the Hennessy Balanced Fund is a successor to a series of The Hennessy Funds, Inc., a Maryland corporation, with the same fund name pursuant to a reorganization that took place after the close of business on February 28, 2014.  Each of the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund is a successor to a series of Hennessy SPARX Funds Trust, a Massachusetts business trust, with the same fund name pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to that date, each of the above successor Funds had no investment operations.  As a result of the reorganization, holders of Investor Class shares of the above predecessor funds received Investor Class shares of the above Funds (the Investor Class shares of each above Fund is the successor to the accounting and performance information of the corresponding predecessor fund), and holders of Institutional Class shares of the above predecessor funds received Institutional Class shares of the above Funds (the Institutional Class shares of each above Fund is the successor to the accounting and performance information of the corresponding predecessor fund).

HENNESSY FUNDS	1-800-966-4354

Financial Highlights

Hennessy Cornerstone Growth Fund

For an Investor Class share outstanding throughout each year

	Year Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$18.98	$20.00	$18.68	$15.65	$12.38

Income from investment operations:
Net investment income (loss)	(0.09)	(0.02)	0.06	(0.04)	(0.11)
Net realized and unrealized gains (losses) on investments	5.27	(0.98)	1.26	3.07	3.38
Total from investment operations	5.18	(1.00)	1.32	3.03	3.27

Less distributions:
Dividends from net investment income	—	(0.02)	—	—	—
Total distributions	—	(0.02)	—	—	—
Net asset value, end of year	$24.16	$18.98	$20.00	$18.68	$15.65

TOTAL RETURN	27.29%	(5.00)%	7.07%	19.36%	26.41%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$197.22	$184.61	$248.74	$227.68	$220.83
Ratio of expenses to average net assets	1.30%	1.32%	1.15%	1.23%	1.29%
Ratio of net investment income (loss) to average net assets	(0.33)%	(0.18)%	0.30%	(0.17)%	(0.26)%
Portfolio turnover rate(1)	98%	97%	102%	84%	105%

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY CORNERSTONE GROWTH FUND

Financial Highlights

Hennessy Cornerstone Growth Fund

For an Institutional Class share outstanding throughout each year

	Year Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$19.46	$20.47	$19.08	$15.94	$12.57

Income from investment operations:
Net investment income	0.01	0.17	0.03	0.06	0.01
Net realized and unrealized gains (losses) on investments	5.38	(1.13)	1.36	3.08	3.36
Total from investment operations	5.39	(0.96)	1.39	3.14	3.37

Less distributions:
Dividends from net investment income	—	(0.05)	—	—	—
Total distributions	—	(0.05)	—	—	—
Net asset value, end of year	$24.85	$19.46	$20.47	$19.08	$15.94

TOTAL RETURN	27.70%	(4.69)%	7.29%	19.70%	26.81%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$31.65	$25.74	$38.96	$25.54	$26.23
Ratio of expenses to average net assets:
Before expense reimbursement	0.97%	0.98%	0.99%	1.03%	1.11%
After expense reimbursement	0.97%	0.98%	0.99%	0.98%	0.98%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.00)%	0.14%	0.51%	0.03%	(0.01%)
After expense reimbursement	(0.00)%	0.14%	0.51%	0.08%	0.12%
Portfolio turnover rate(1)	98%	97%	102%	84%	105%

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSY FUNDS	1-800-966-4354

Financial Highlights

Hennessy Focus Fund

For an Investor Class share outstanding throughout each year

	Year Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$70.63	$71.94	$69.46	$63.58	$51.78

Income from investment operations:
Net investment income (loss)	(0.51)	(0.45)	(0.33)	0.27	(0.32)
Net realized and unrealized gains (losses) on investments	14.80	(0.72)	8.07	6.68	16.44
Total from investment operations	14.29	(1.17)	7.74	6.95	16.12

Less distributions:
Dividends from net investment income	—	—	(0.02)	—	—
Dividends from net realized gains	—	(0.14)	(5.24)	(1.07)	(4.32)
Total distributions	—	(0.14)	(5.26)	(1.07)	(4.32)
Paid-in capital from redemption fees	—	—	—	0.00 (1)	0.00 (1)
Net asset value, end of year	$84.92	$70.63	$71.94	$69.46	$63.58

TOTAL RETURN	20.23%	(1.63)%	11.83%	11.05%	33.54%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$1,675.00	$1,626.71	$1,615.36	$1,213.03	$1,139.85
Ratio of expenses to average net assets	1.48%	1.47%	1.46%	1.41%	1.43%
Ratio of net investment income (loss) to average net assets	(0.51)%	(0.65)%	(0.55)%	0.41%	(0.85)%
Portfolio turnover rate(2)	5%	2%	4%	18%	4%
(1)	Amount is less than $0.01.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY FOCUS FUND

Financial Highlights

Hennessy Focus Fund

For an Institutional Class share outstanding throughout each year

	Year Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$72.17	$73.24	$70.50	$64.32	$52.19

Income from investment operations:
Net investment income (loss)	(0.11)	(0.14)	(0.08)	0.35	(0.13)
Net realized and unrealized gains (losses) on investments	15.04	(0.79)	8.19	6.90	16.58
Total from investment operations	14.93	(0.93)	8.11	7.25	16.45

Less distributions:
Dividends from net investment income	—	—	(0.05)	—	—
Dividends from net realized gains	—	(0.14)	(5.32)	(1.07)	(4.32)
Total distributions	—	(0.14)	(5.37)	(1.07)	(4.32)
Net asset value, end of year	$87.10	$72.17	$73.24	$70.50	$64.32

TOTAL RETURN	20.69%	(1.27)%	12.23%	11.40%	33.94%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$1,057.32	$765.82	$520.06	$283.31	$179.89
Ratio of expenses to average net assets	1.10%	1.10%	1.11%	1.10%	1.13%
Ratio of net investment income (loss) to average net assets	(0.13)%	(0.28)%	(0.19)%	0.59%	(0.52)%
Portfolio turnover rate(1)	5%	2%	4%	18%	4%

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSY FUNDS	1-800-966-4354

Financial Highlights

Hennessy Cornerstone Mid Cap 30 Fund

For an Investor Class share outstanding throughout each year

	Year Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$18.37	$20.12	$19.00	$17.32	$14.06

Income from investment operations:
Net investment income (loss)	(0.15)	(0.07)	0.10	(0.05)	0.09
Net realized and unrealized gains (losses) on investments	4.36	(1.51)	2.16	3.04	3.35
Total from investment operations	4.21	(1.58)	2.26	2.99	3.44

Less distributions:
Dividends from net investment income	—	(0.03)	—	(0.05)	(0.18)
Dividends from net realized gains	(0.12)	(0.14)	(1.14)	(1.26)	—
Total distributions	(0.12)	(0.17)	(1.14)	(1.31)	(0.18)
Net asset value, end of year	$22.46	$18.37	$20.12	$19.00	$17.32

TOTAL RETURN	23.02%	(7.89)%	12.35%	18.25%	24.78%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$351.16	$485.15	$765.90	$258.17	$159.45
Ratio of expenses to average net assets	1.34%	1.35%	1.17%	1.25%	1.31%
Ratio of net investment income (loss) to average net assets	(0.33)%	(0.24)%	0.27%	(0.47)%	0.51%
Portfolio turnover rate(1)	106%	108%	5%	132%	212%

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY CORNERSTONE MID CAP 30 FUND

Financial Highlights

Hennessy Cornerstone Mid Cap 30 Fund

For an Institutional Class share outstanding throughout each year

	Year Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$18.80	$20.55	$19.36	$17.62	$14.31

Income from investment operations:
Net investment income (loss)	0.02	0.00 (1)	(0.03)	(0.08)	0.14
Net realized and unrealized gains (losses) on investments	4.38	(1.54)	2.38	3.17	3.41
Total from investment operations	4.40	(1.54)	2.35	3.09	3.55

Less distributions:
Dividends from net investment income	—	(0.06)	—	(0.09)	(0.24)
Dividends from net realized gains	(0.13)	(0.15)	(1.16)	(1.26)	—
Total distributions	(0.13)	(0.21)	(1.16)	(1.35)	(0.24)
Net asset value, end of year	$23.07	$18.80	$20.55	$19.36	$17.62

TOTAL RETURN	23.47%	(7.53)%	12.62%	18.57%	25.15%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$620.38	$754.97	$306.04	$75.53	$51.19
Ratio of expenses to average net assets:
Before reimbursement	0.97%	0.97%	0.96%	1.07%	1.11%
After reimbursement	0.97%	0.97%	0.96%	0.98%	0.98%
Ratio of net investment income to average net assets:
Before reimbursement	0.04%	0.07%	0.41%	(0.29)%	0.71%
After reimbursement	0.04%	0.07%	0.41%	(0.20)%	0.84%
Portfolio turnover rate(2)	106%	108%	5%	132%	212%

(1)	Amount is less than $0.01.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSY FUNDS	1-800-966-4354

Financial Highlights

Hennessy Cornerstone Large Growth Fund

For an Investor Class share outstanding throughout each year

	Year Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$10.27	$12.99	$15.16	$13.56	$10.77

Income from investment operations:
Net investment income	0.11	0.09	0.17	0.15	0.14
Net realized and unrealized gains on investments	1.49	0.08	0.04	2.28	2.77
Total from investment operations	1.60	0.17	0.21	2.43	2.91

Less distributions:
Dividends from net investment income	(0.12)	(0.16)	(0.14)	(0.15)	(0.10)
Dividends from net realized gains	—	(2.73)	(2.24)	(0.68)	(0.02)
Total distributions	(0.12)	(2.89)	(2.38)	(0.83)	(0.12)
Net asset value, end of year	$11.75	$10.27	$12.99	$15.16	$13.56

TOTAL RETURN	15.70%	2.63%	1.11%	18.73%	27.32%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$91.74	$87.73	$98.64	$105.51	$88.77
Ratio of expenses to average net assets	1.25%	1.25%	1.09%	1.15%	1.19%
Ratio of net investment income to average net assets	0.95%	1.22%	1.37%	1.12%	1.10%
Portfolio turnover rate(1)	65%	53%	79%	57%	73%

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY CORNERSTONE LARGE GROWTH FUND

Financial Highlights

Hennessy Cornerstone Large Growth Fund

For an Institutional Class share outstanding throughout each year

	Year Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$10.37	$13.10	$15.30	$13.68	$10.85

Income from investment operations:
Net investment income	0.13	0.13	0.20	0.17	0.09
Net realized and unrealized gains on investments	1.52	0.07	0.02	2.30	2.88
Total from investment operations	1.65	0.20	0.22	2.47	2.97

Less distributions:
Dividends from net investment income	(0.15)	(0.17)	(0.16)	(0.17)	(0.12)
Dividends from net realized gains	—	(2.76)	(2.26)	(0.68)	(0.02)
Total distributions	(0.15)	(2.93)	(2.42)	(0.85)	(0.14)
Net asset value, end of year	$11.87	$10.37	$13.10	$15.30	$13.68

TOTAL RETURN	16.00%	2.92%	1.19%	18.96%	27.63%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$12.17	$12.24	$13.82	$14.88	$16.19
Ratio of expenses to average net assets:
Before expense reimbursement	1.00%	1.01%	0.99%	1.06%	1.10%
After expense reimbursement	1.00%	1.01%	0.99%	0.98%	0.98%
Ratio of net investment income to average net assets:
Before expense reimbursement	1.20%	1.47%	1.47%	1.21%	1.38%
After expense reimbursement	1.20%	1.47%	1.47%	1.30%	1.50%
Portfolio turnover rate(1)	65%	53%	79%	57%	73%

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSY FUNDS	1-800-966-4354

Financial Highlights

Hennessy Cornerstone Value Fund

For an Investor Class share outstanding throughout each year

	Year Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$18.36	$17.69	$18.41	$16.90	$14.02

Income from investment operations:
Net investment income	0.45	0.43	0.44	0.39	0.42
Net realized and unrealized gains (losses) on investments	3.10	0.67	(0.75)	1.55	2.84
Total from investment operations	3.55	1.10	(0.31)	1.94	3.26

Less distributions:
Dividends from net investment income	(0.43)	(0.43)	(0.41)	(0.43)	(0.38)
Total distributions	(0.43)	(0.43)	(0.41)	(0.43)	(0.38)
Net asset value, end of year	$21.48	$18.36	$17.69	$18.41	$16.90

TOTAL RETURN	19.63%	6.41%	(1.77)%	11.69%	23.84%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$281.07	$126.53	$129.86	$145.04	$138.94
Ratio of expenses to average net assets	1.22%	1.25%	1.10%	1.17%	1.22%
Ratio of net investment income to average net assets	2.36%	2.33%	2.32%	2.18%	2.60%
Portfolio turnover rate(1)	72%	36%	46%	34%	41%

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY CORNERSTONE VALUE FUND

Financial Highlights

Hennessy Cornerstone Value Fund

For an Institutional Class share outstanding throughout each year

	Year Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$18.40	$17.67	$18.41	$16.92	$14.04

Income from investment operations:
Net investment income	0.43	0.48	0.53	0.59	0.50
Net realized and unrealized gains (losses) on investments	3.18	0.67	(0.83)	1.37	2.80
Total from investment operations	3.61	1.15	(0.30)	1.96	3.30

Less distributions:
Dividends from net investment income	(0.49)	(0.42)	(0.44)	(0.47)	(0.42)
Total distributions	(0.49)	(0.42)	(0.44)	(0.47)	(0.42)
Net asset value, end of year	$21.52	$18.40	$17.67	$18.41	$16.92

TOTAL RETURN	19.95%	6.72%	(1.72)%	11.82%	24.13%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$7.40	$1.88	$1.75	$10.65	$4.09
Ratio of expenses to average net assets:
Before expense reimbursement	0.97%	0.95%	1.00%	1.03%	1.10%
After expense reimbursement	0.97%	0.95%	1.00%	0.98%	0.98%
Ratio of net investment income to average net assets:
Before expense reimbursement	2.60%	2.63%	2.43%	2.30%	2.64%
After expense reimbursement	2.60%	2.63%	2.43%	2.35%	2.76%
Portfolio turnover rate(1)	72%	36%	46%	34%	41%

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSY FUNDS	1-800-966-4354

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HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY TOTAL RETURN FUND

Financial Highlights

Hennessy Total Return Fund

For an Investor Class share outstanding throughout each year

	Year Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$13.84	$14.19	$15.27	$14.30	$12.64

Income from investment operations:
Net investment income	0.20	0.16	0.20	0.20	0.16
Net realized and unrealized gains (losses) on investments	1.48	0.88	(0.02)	0.96	1.66
Total from investment operations	1.68	1.04	0.18	1.16	1.82

Less distributions:
Dividends from net investment income	(0.20)	(0.16)	(0.20)	(0.19)	(0.16)
Dividends from net realized gains	(0.66)	(1.23)	(1.06)	—	—
Total distributions	(0.86)	(1.39)	(1.26)	(0.19)	(0.16)
Net asset value, end of year	$14.66	$13.84	$14.19	$15.27	$14.30

TOTAL RETURN	12.56%	8.20%	1.22%	8.15%	14.49%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$77.75	$83.87	$69.42	$83.89	$90.24
Gross ratio of expenses, including interest expense, to average net assets	1.57%	1.44%	1.28%	1.34%	1.37%
Ratio of net investment income to average net assets	1.38%	1.22%	1.40%	1.31%	1.16%
Portfolio turnover rate	36%	44%	27%	23%	31%

HENNESSY FUNDS	1-800-966-4354

Financial Highlights

Hennessy Equity and Income Fund

For an Investor Class share outstanding throughout each year

	Year Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$15.61	$16.15	$16.68	$15.77	$13.96

Income from investment operations:
Net investment income	0.14	0.14	0.13	0.16	0.23
Net realized and unrealized gains (losses) on investments	1.95	(0.16)	0.11	1.41	1.81
Total from investment operations	2.09	(0.02)	0.24	1.57	2.04

Less distributions:
Dividends from net investment income	(0.12)	(0.13)	(0.13)	(0.16)	(0.23)
Dividends from net realized gains	(1.34)	(0.39)	(0.64)	(0.50)	—
Total distributions	(1.46)	(0.52)	(0.77)	(0.66)	(0.23)
Net asset value, end of year	$16.24	$15.61	$16.15	$16.68	$15.77

TOTAL RETURN	14.16%	(0.12)%	1.43%	10.28%	14.72%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$155.33	$202.04	$292.84	$284.45	$233.25
Ratio of expenses to average net assets:
Before expense reimbursement	1.43%	1.43%	1.38%	1.33%	1.36%
After expense reimbursement	1.43%	1.43%	1.38%	1.33%	1.33%
Ratio of net investment income to average net assets:
Before expense reimbursement	0.78%	0.84%	0.83%	1.01%	1.51%
After expense reimbursement	0.78%	0.84%	0.83%	1.01%	1.54%
Portfolio turnover rate(1)	15%	24%	39%	28%	52%

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY EQUITY AND INCOME FUND

Financial Highlights

Hennessy Equity and Income Fund

For an Institutional Class share outstanding throughout each year

	Year Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$14.76	$15.28	$15.80	$14.97	$13.29

Income from investment operations:
Net investment income	0.16	0.18	0.19	0.20	0.25
Net realized and unrealized gains (losses) on investments	1.87	(0.13)	0.09	1.33	1.72
Total from investment operations	2.03	0.05	0.28	1.53	1.97

Less distributions:
Dividends from net investment income	(0.18)	(0.20)	(0.19)	(0.20)	(0.29)
Dividends from net realized gains	(1.27)	(0.37)	(0.61)	(0.50)	—
Total distributions	(1.45)	(0.57)	(0.80)	(0.70)	(0.29)
Net asset value, end of year	$15.34	$14.76	$15.28	$15.80	$14.97

TOTAL RETURN	14.60%	0.30%	1.75%	10.60%	14.99%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$110.74	$129.91	$168.84	$102.10	$85.12
Ratio of expenses to average net assets	1.05%	1.03%	1.04%	1.05%	1.06%
Ratio of net investment income to average net assets	1.16%	1.23%	1.18%	1.29%	1.95%
Portfolio turnover rate(1)	15%	24%	39%	28%	52%

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSY FUNDS	1-800-966-4354

(This Page Intentionally Left Blank.)

HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY BALANCED FUND

Financial Highlights

Hennessy Balanced Fund

For an Investor Class share outstanding throughout each year

	Year Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$12.68	$12.37	$12.98	$12.90	$11.88

Income from investment operations:
Net investment income	0.06	0.04	0.03	0.02	0.02
Net realized and unrealized gains (losses) on investments	1.09	0.58	(0.01)	0.51	1.02
Total from investment operations	1.15	0.62	0.02	0.53	1.04

Less distributions:
Dividends from net investment income	(0.05)	(0.04)	(0.03)	(0.01)	(0.02)
Dividends from net realized gains	(0.90)	(0.27)	(0.60)	(0.44)	—
Total distributions	(0.95)	(0.31)	(0.63)	(0.45)	(0.02)
Net asset value, end of year	$12.88	$12.68	$12.37	$12.98	$12.90

TOTAL RETURN	9.56%	5.20%	0.11%	4.26%	8.77%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$12.24	$12.08	$11.63	$12.54	$12.21
Ratio of expenses to average net assets	1.82%	1.68%	1.68%	1.75%	1.75%
Ratio of net investment income to average net assets	0.45%	0.33%	0.20%	0.17%	0.14%
Portfolio turnover rate	31%	51%	34%	23%	22%

HENNESSY FUNDS	1-800-966-4354

Financial Highlights

Hennessy Gas Utility Fund

For an Investor Class share outstanding throughout each year

	Year Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$28.57	$27.69	$31.30	$26.69	$23.05

Income from investment operations:
Net investment income	0.70	0.62	0.69	0.62	0.62
Net realized and unrealized gains (losses) on investments	2.20	1.58	(2.69)	5.18	4.18
Total from investment operations	2.90	2.20	(2.00)	5.80	4.80

Less distributions:
Dividends from net investment income	(0.72)	(0.69)	(0.70)	(0.59)	(0.61)
Dividends from net realized gains	(0.40)	(0.63)	(0.91)	(0.60)	(0.55)
Total distributions	(1.12)	(1.32)	(1.61)	(1.19)	(1.16)
Paid-in capital from redemption fees	—	—	—	0.00 (1)	0.00 (1)
Net asset value, end of year	$30.35	$28.57	$27.69	$31.30	$26.69

TOTAL RETURN	10.39%	8.52%	(6.59)%	22.49%	21.70%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$1,306.70	$1,454.93	$1,649.21	$2,254.98	$1,182.79
Ratio of expenses to average net assets	1.01%	1.01%	0.93%	0.77%	0.80%
Ratio of net investment income to average net assets	2.34%	2.25%	2.33%	2.26%	2.56%
Portfolio turnover rate(2)	18%	38%	37%	20%	18%

(1)	Amount is less than $0.01.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY GAS UTILITY FUND

Financial Highlights

Hennessy Gas Utility Fund

For an Institutional Class share outstanding throughout the period

	Period Ended
	October 31, 2017(1)
PER SHARE DATA:
Net asset value, beginning of period	$29.68

Income from investment operations:
Net investment income	0.62
Net realized and unrealized gains on investments	0.72
Total from investment operations	1.34

Less distributions:
Dividends from net investment income	(0.70)
Dividends from net realized gains	—
Total distributions	(0.70)
Net asset value, end of period	$30.32

TOTAL RETURN	4.56	%(2)(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$84.62
Ratio of expenses to average net assets	0.64	%(4)
Ratio of net investment income to average net assets	1.23	%(4)
Portfolio turnover rate(5)	18	%(2)

(1)	The Institutional Class shares commenced operations on March 1, 2017.
(2)	Not annualized.
(3)	Actual return from inception date of March 1, 2017, to the year end of October 31, 2017.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSY FUNDS	1-800-966-4354

Financial Highlights

Hennessy Small Cap Financial Fund

For an Investor Class share outstanding throughout each year

	Year Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$23.48	$23.81	$24.13	$25.40	$19.54

Income from investment operations:
Net investment income (loss)	(0.04)	0.10	0.03 (1)	(0.10)	0.10
Net realized and unrealized gains on investments	5.83	1.20	2.99	0.49	5.88
Total from investment operations	5.79	1.30	3.02	0.39	5.98

Less distributions:
Dividends from net investment income	(0.06)	(0.03)	—	(0.06)	(0.12)
Dividends from net realized gains	(3.19)	(1.60)	(3.34)	(1.60)	—
Total distributions	(3.25)	(1.63)	(3.34)	(1.66)	(0.12)
Paid-in capital from redemption fees	—	—	—	0.00 (2)	0.00 (2)
Net asset value, end of year	$26.02	$23.48	$23.81	$24.13	$25.40

TOTAL RETURN	25.03%	5.80%	14.51%	1.40%	30.80%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$174.01	$132.09	$218.50	$193.09	$243.42
Ratio of expenses to average net assets	1.52%	1.54%	1.50%	1.44%	1.46%
Ratio of net investment income (loss) to average net assets	(0.06)%	0.38%	0.17%	(0.36)%	0.48%
Portfolio turnover rate(3)	46%	46%	49%	47%	57%

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY SMALL CAP FINANCIAL FUND

Financial Highlights

Hennessy Small Cap Financial Fund

For an Institutional Class share outstanding throughout each year

	Year Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$14.23	$14.39	$14.53	$15.96	$12.34

Income from investment operations:
Net investment income (loss)	0.02	0.09	0.06 (1)	(0.09)	0.14
Net realized and unrealized gains on investments	3.56	0.75	1.81	0.40	3.66
Total from investment operations	3.58	0.84	1.87	0.31	3.80

Less distributions:
Dividends from net investment income	(0.17)	(0.04)	—	(0.14)	(0.18)
Dividends from net realized gains	(1.95)	(0.96)	(2.01)	(1.60)	—
Total distributions	(2.12)	(1.00)	(2.01)	(1.74)	(0.18)
Net asset value, end of year	$15.69	$14.23	$14.39	$14.53	$15.96

TOTAL RETURN	25.56%	6.22%	14.91%	1.70%	31.18%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$37.92	$21.27	$25.94	$42.23	$68.80
Ratio of expenses to average net assets	1.15%	1.17%	1.17%	1.12%	1.15%
Ratio of net investment income (loss) to average net assets	0.30%	0.72%	0.48%	(0.04)%	0.74%
Portfolio turnover rate(2)	46%	46%	49%	47%	57%

(1)	Calculated based on average shares outstanding method.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSY FUNDS	1-800-966-4354

Financial Highlights

Hennessy Large Cap Financial Fund

For an Investor Class share outstanding throughout each year

	Year Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$16.23	$18.36	$20.87	$19.01	$14.16

Income from investment operations:
Net investment income (loss)	(0.08)	0.07	0.01	0.00 (1)	(0.03)
Net realized and unrealized gains (losses) on investments	5.97	(0.49)	(0.40)	2.44	4.89
Total from investment operations	5.89	(0.42)	(0.39)	2.44	4.86

Less distributions:
Dividends from net investment income	(0.10)	(0.02)	—	—	(0.01)
Dividends from net realized gains	—	(1.69)	(2.12)	(0.58)	—
Total distributions	(0.10)	(1.71)	(2.12)	(0.58)	(0.01)
Net asset value, end of year	$22.02	$16.23	$18.36	$20.87	$19.01

TOTAL RETURN	36.41%	(2.57)%	(2.57)%	13.04%	34.37%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$26.33	$26.67	$100.73	$98.07	$88.30
Ratio of expenses to average net assets	1.81%	1.66%	1.57%	1.49%	1.57%
Ratio of net investment income (loss) to average net assets	(0.41)%	0.16%	0.03%	(0.01)%	(0.22)%
Portfolio turnover rate(2)	76%	141%	74%	58%	75%

(1)	Amount is less than $0.01.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY LARGE CAP FINANCIAL FUND

Financial Highlights

Hennessy Large Cap Financial Fund

For an Institutional Class share outstanding throughout each period

			Period Ended
	Year Ended October 31,		October 31,
	2017	2016	2015(1)
PER SHARE DATA:
Net asset value, beginning of period	$16.26	$18.39	$19.72

Income from investment operations:
Net investment income (loss)	0.18	0.02	0.01
Net realized and unrealized
gains (losses) on investments	5.78	(0.36)	(1.34)
Total from investment operations	5.96	(0.34)	(1.33)

Less distributions:
Dividends from net investment income	(0.31)	(0.09)	—
Dividends from net realized gains	—	(1.70)	—
Total distributions	(0.31)	(1.79)	—
Net asset value, end of period	$21.91	$16.26	$18.39

TOTAL RETURN	36.92%	(2.14)%	(6.74	)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$5.83	$0.35	$0.29
Ratio of expenses to average net assets	1.50%	1.24%	1.19	%(3)
Ratio of net investment income (loss)
to average net assets	(0.17)%	0.52%	0.25	%(3)
Portfolio turnover rate(4)	76%	141%	74	%(2)

(1)	Institutional Class shares commenced operations on June 15, 2015.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSY FUNDS	1-800-966-4354

Financial Highlights

Hennessy Technology Fund

For an Investor Class share outstanding throughout each year

	Year Ended October 31,
	2017		2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$15.82		$15.36	$14.86	$13.57	$10.67

Income from investment operations:
Net investment loss	(0.23)		(0.68)	(0.38)	(0.23)	(0.20)
Net realized and unrealized gains on investments	2.87		1.14	0.88	1.52	3.10
Total from investment operations	2.64		0.46	0.50	1.29	2.90
Net asset value, end of year	$18.46		$15.82	$15.36	$14.86	$13.57

TOTAL RETURN	16.69%		2.99%	3.36%	9.51%	27.18%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$3.20		$2.91	$4.04	$4.99	$4.49
Ratio of expenses to average net assets:
Before expense reimbursement	4.16%		3.61%	3.13%	2.92%	3.04%
After expense reimbursement	2.15	%(1)	3.61%	2.75%	1.95%	1.95%
Ratio of net investment income to average net assets:
Before expense reimbursement	(3.16)%		(2.92)%	(2.30)%	(2.53)%	(2.36)%
After expense reimbursement	(1.15	)%(1)	(2.92)%	(1.92)%	(1.55)%	(1.27)%
Portfolio turnover rate(2)	267%		80%	163%	204%	164%

(1)
The Fund’s current expense limitation agreement, which became effective on February 28, 2017, was in effect for eight months of the year ended October 31, 2017. The Fund previously had an expense limitation agreement in effect from October 26, 2012, to February 28, 2015.

(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY TECHNOLOGY FUND

Financial Highlights

Hennessy Technology Fund

For an Institutional Class share outstanding throughout each year

	Year Ended October 31,
	2017		2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$16.11		$15.58	$15.02	$13.68	$10.73

Income from investment operations:
Net investment loss	(0.12)		(0.43)	(0.25)	(0.26)	(0.12)
Net realized and unrealized gains on investments	2.86		0.96	0.81	1.60	3.07
Total from investment operations	2.74		0.53	0.56	1.34	2.95
Net asset value, end of year	$18.85		$16.11	$15.58	$15.02	$13.68

TOTAL RETURN	17.01%		3.40%	3.73%	9.80%	27.49%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$1.22		$0.90	$0.95	$0.93	$1.19
Ratio of expenses to average net assets:
Before expense reimbursement	3.74%		3.28%	2.76%	2.60%	2.76%
After expense reimbursement	1.77	%(1)	3.28%	2.44%	1.70%	1.70%
Ratio of net investment income to average net assets:
Before expense reimbursement	(2.74)%		(2.59)%	(1.92)%	(2.23)%	(2.10)%
After expense reimbursement	(0.77	)%(1)	(2.59)%	(1.60)%	(1.33)%	(1.04)%
Portfolio turnover rate(2)	267%		80%	163%	204%	164%

(1)
The Fund’s current expense limitation agreement, which became effective on February 28, 2017, was in effect for eight months of the year ended October 31, 2017. The Fund previously had an expense limitation agreement in effect from October 26, 2012, to February 28, 2015.

(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSY FUNDS	1-800-966-4354

Financial Highlights

Hennessy Japan Fund

For an Investor Class share outstanding throughout each year

	Year Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$27.81	$24.07	$21.77	$19.68	$15.40

Income from investment operations:
Net investment loss	(0.03)	(0.11)	(0.10)	(0.06)	(0.04)
Net realized and unrealized gains on investments	4.97	3.85	2.40	2.15	4.33
Total from investment operations	4.94	3.74	2.30	2.09	4.29

Less distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from return of capital	—	—	—	—	(0.01)
Total distributions	—	—	—	—	(0.01)
Net asset value, end of year	$32.75	$27.81	$24.07	$21.77	$19.68

TOTAL RETURN	17.76%	15.54%	10.56%	10.62%	27.87%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$84.44	$61.85	$61.56	$27.26	$31.32
Ratio of expenses to average net assets	1.46%	1.50%	1.53%	1.70%	1.90%
Ratio of net investment loss to average net assets	(0.15)%	(0.38)%	(0.44)%	(0.18)%	(0.35)%
Portfolio turnover rate(1)	0%	5%	21%	22%	6%

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY JAPAN FUND

Financial Highlights

Hennessy Japan Fund

For an Institutional Class share outstanding throughout each year

	Year Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$28.45	$24.55	$22.15	$19.98	$15.60

Income from investment operations:
Net investment income (loss)	0.03	(0.01)	(0.02)	0.07	(0.03)
Net realized and unrealized gains on investments	5.16	3.91	2.42	2.10	4.42
Total from investment operations	5.19	3.90	2.40	2.17	4.39

Less distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from return of capital	—	—	—	—	(0.01)
Total distributions	—	—	—	—	(0.01)
Net asset value, end of year	$33.64	$28.45	$24.55	$22.15	$19.98

TOTAL RETURN	18.24%	15.89%	10.84%	10.86%	28.19%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$177.42	$67.78	$54.13	$25.75	$9.07
Ratio of expenses to average net assets	1.05%	1.17%	1.27%	1.50%	1.66%
Ratio of net investment income (loss) to average net assets	0.30%	(0.03)%	(0.08)%	0.26%	(0.20)%
Portfolio turnover rate(1)	0%	5%	21%	22%	6%

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSY FUNDS	1-800-966-4354

Financial Highlights

Hennessy Japan Small Cap Fund

For an Investor Class share outstanding throughout each year

	Year Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of year	$11.29	$10.29	$10.51	$11.70	$10.54

Income from investment operations:
Net investment income (loss)	0.08	0.03	(0.02)	(0.04)	0.06
Net realized and unrealized gains on investments	3.77	1.31	0.71	1.36	3.44
Total from investment operations	3.85	1.34	0.69	1.32	3.50

Less distributions:
Dividends from net investment income	(0.12)	—	—	—	—
Dividends from net realized gains	(0.10)	(0.34)	(0.91)	(2.51)	(2.34)
Total distributions	(0.22)	(0.34)	(0.91)	(2.51)	(2.34)
Net asset value, end of year	$14.92	$11.29	$10.29	$10.51	$11.70

TOTAL RETURN	34.82%	13.44%	7.37%	13.99%	40.59%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$69.86	$26.23	$22.68	$19.36	$14.82
Ratio of expenses to average net assets	1.60%	1.91%	2.12%	2.24%	2.39%
Ratio of net investment income (loss) to average net assets	0.26%	0.25%	(0.38)%	(0.39)%	(0.11)%
Portfolio turnover rate(1)	41%	22%	75%	63%	141%

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY JAPAN SMALL CAP FUND

Financial Highlights

Hennessy Japan Small Cap Fund

For an Institutional Class share outstanding throughout each period

			Period Ended
	Year Ended October 31,		October 31,
	2017	2016	2015(1)
PER SHARE DATA:
Net asset value, beginning of period	$11.33	$10.30	$10.89

Income from investment operations:
Net investment income (loss)	0.05	0.06	(0.01)
Net realized and unrealized
gains (losses) on investments	3.78	1.31	(0.58)
Total from investment operations	3.83	1.37	(0.59)

Less distributions:
Dividends from net investment income	(0.10)	—	—
Dividends from net realized gains	(0.34)	(0.34)	—
Total distributions	(0.44)	(0.34)	—
Net asset value, end of period	$14.72	$11.33	$10.30

TOTAL RETURN	35.17%	13.73%	(5.42	)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$28.71	$3.42	$2.65
Ratio of expenses to average net assets	1.19%	1.63%	1.86	%(3)
Ratio of net investment income (loss)
to average net assets	0.80%	0.63%	(1.04	)%(3)
Portfolio turnover rate(4)	41%	22%	75	%(2)

(1)	The Institutional Class shares commenced operations on June 15, 2015.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

HENNESSY FUNDS	1-800-966-4354

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We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

and

•
information about your transactions with us, our affiliates or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of any of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

HENNESSYFUNDS.COM

FUND SYMBOLS AND CUSIPS

The Investor Class shares of the Funds have the following fund symbols and CUSIPs:

Fund – Investor Class	Symbol	CUSIP
Hennessy Cornerstone Growth Fund	HFCGX	425888104
Hennessy Focus Fund	HFCSX	42588P700
Hennessy Cornerstone Mid Cap 30 Fund	HFMDX	425888302
Hennessy Cornerstone Large Growth Fund	HFLGX	42588P205
Hennessy Cornerstone Value Fund	HFCVX	425888203
Hennessy Total Return Fund	HDOGX	425887205
Hennessy Equity and Income Fund	HEIFX	42588P825
Hennessy Balanced Fund	HBFBX	425887106
Hennessy Gas Utility Fund	GASFX	42588P833
Hennessy Small Cap Financial Fund	HSFNX	42588P874
Hennessy Large Cap Financial Fund	HLFNX	42588P882
Hennessy Technology Fund	HTECX	42588P858
Hennessy Japan Fund	HJPNX	425894102
Hennessy Japan Small Cap Fund	HJPSX	425894300

The Institutional Class shares of the Funds have the following fund symbols and CUSIPs:

Fund – Institutional Class	Symbol	CUSIP
Hennessy Cornerstone Growth Fund	HICGX	425888500
Hennessy Focus Fund	HFCIX	42588P809
Hennessy Cornerstone Mid Cap 30 Fund	HIMDX	425888609
Hennessy Cornerstone Large Growth Fund	HILGX	42588P403
Hennessy Cornerstone Value Fund	HICVX	425888401
Hennessy Equity and Income Fund	HEIIX	42588P817
Hennessy Gas Utility Fund	HGASX	42588P759
Hennessy Small Cap Financial Fund	HISFX	42588P866
Hennessy Large Cap Financial Fund	HILFX	42588P775
Hennessy Technology Fund	HTCIX	42588P841
Hennessy Japan Fund	HJPIX	425894201
Hennessy Japan Small Cap Fund	HJSIX	42588P767

Not part of Prospectus.

HENNESSY FUNDS	1-800-966-4354

(This Page Intentionally Left Blank.)

For information, questions or assistance, please call
Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

To learn more about the Hennessy Funds, you may want to read the Funds’ Statement of Additional Information (or “SAI”), which contains additional information about the Funds. The Funds have incorporated by reference the SAI into this Prospectus. This means that you should consider the contents of the SAI to be part of this Prospectus.

You also may learn more about the Funds’ investments by reading the Funds’ annual and semi-annual reports to shareholders. Each Fund’s annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors, without charge, upon request, simply by calling 1-800-966-4354 or 1-415-899-1555. The Funds also make available the SAI and the annual and semi-annual reports, free of charge, on their website (hennessyfunds.com).

Prospective investors and shareholders who have questions about the Funds may also call 1-800-966-4354 or 1-415-899-1555 or write to the following address:

Hennessy Funds
7250 Redwood Blvd.
Suite 200
Novato, CA 94945

The general public can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (please call 1-202-551-8090 for information on the operations of the Public Reference Room). Reports and other information about the Funds are also available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov., or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520

When seeking information about the Funds, please refer to the Hennessy Funds Trust’s Investment Company Act File No. 811-07168.

STATEMENT OF ADDITIONAL INFORMATION	February 28, 2018
HENNESSY FUNDS TRUST
7250 Redwood Boulevard
Suite 200
 Novato, California  94945
1-800-966-4354
1-415-899-1555

This Statement of Additional Information (this “SAI”) relates to the Funds and Classes identified below (each a “Fund” or “Hennessy Fund,” and, collectively, the “Funds” or “Hennessy Funds”).  This SAI is not a prospectus and should be read in conjunction with the current Prospectus of the Funds (the “Fund Prospectus”), dated February 28, 2018.  A copy of the Fund Prospectus may be obtained by calling or writing to the Funds at the telephone number or address shown above.

DOMESTIC EQUITY	Investor	Institutional
Hennessy Cornerstone Growth Fund	HFCGX	HICGX
Hennessy Focus Fund	HFCSX	HFCIX
Hennessy Cornerstone Mid Cap 30 Fund	HFMDX	HIMDX
Hennessy Cornerstone Large Growth Fund	HFLGX	HILGX
Hennessy Cornerstone Value Fund	HFCVX	HICVX

MULTI‑ASSET
Hennessy Total Return Fund	HDOGX	—
Hennessy Equity and Income Fund	HEIFX	HEIIX
Hennessy Balanced Fund	HBFBX	—

SECTOR & SPECIALTY
Hennessy Gas Utility Fund	GASFX	HGASX
Hennessy Small Cap Financial Fund	HSFNX	HISFX
Hennessy Large Cap Financial Fund	HLFNX	HILFX
Hennessy Technology Fund	HTECX	HTCIX
Hennessy Japan Fund	HJPNX	HJPIX
Hennessy Japan Small Cap Fund	HJPSX	HJSIX

The Funds’ financial statements, accompanying notes and report of independent registered public accounting firm contained in the annual reports of the Funds, dated October 31, 2017, as filed with the Securities and Exchange Commission on January 8, 2018, are incorporated by reference into this SAI under the Investment Company Act File No. 811-07168.  The Funds’ annual reports are available without charge by calling the Funds at the toll-free telephone number shown above or by visiting the Funds’ website at hennessyfunds.com or on the Securities and Exchange Commission’s website at www.sec.gov.

TABLE OF CONTENTS

FUND HISTORY AND CLASSIFICATION	1
INVESTMENT RESTRICTIONS	3
INVESTMENT CONSIDERATIONS	11
TRUSTEES AND OFFICERS	46
OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS	54
MANAGEMENT OF THE FUNDS	71
PORTFOLIO TRANSACTIONS	91
DISCLOSURE OF PORTFOLIO HOLDINGS	96
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	97
ABANDONED PROPERTY	98
VALUATION OF SHARES	98
ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES	99
DESCRIPTION OF SECURITIES RATINGS	99
ANTI-MONEY LAUNDERING PROGRAM	117
OTHER INFORMATION	117

i

FUND HISTORY AND CLASSIFICATION

Each of the Funds is a separate investment portfolio or series of Hennessy Funds Trust (the “Trust”), a Delaware statutory trust that was organized on September 17, 1992.  The Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).  The Funds are advised by Hennessy Advisors, Inc. (the “Investment Manager”), and include the following:

DOMESTIC EQUITY

•	Hennessy Cornerstone Growth Fund (the “Cornerstone Growth Fund”)
•	Hennessy Focus Fund (the “Focus Fund”)
•	Hennessy Cornerstone Mid Cap 30 Fund (the “Cornerstone Mid Cap 30 Fund”)
•	Hennessy Cornerstone Large Growth Fund (the “Cornerstone Large Growth Fund”)
•	Hennessy Cornerstone Value Fund (the “Cornerstone Value Fund”)
MULTI‑ASSET

•	Hennessy Total Return Fund (the “Total Return Fund”)
•	Hennessy Equity and Income Fund (the “Equity and Income Fund”)
•	Hennessy Balanced Fund (the “Balanced Fund”)
SECTOR & SPECIALTY

•	Hennessy Gas Utility Fund (the “Gas Utility Fund”)
•	Hennessy Small Cap Financial Fund (the “Small Cap Financial Fund”)
•	Hennessy Large Cap Financial Fund (the “Large Cap Financial Fund”)
•	Hennessy Technology Fund (the “Technology Fund”)
•	Hennessy Japan Fund (the “Japan Fund”)
•	Hennessy Japan Small Cap Fund (the “Japan Small Cap Fund”).
The Cornerstone Large Growth Fund is the successor to the Tamarack Large Cap Growth Fund pursuant to a reorganization that took place on March 20, 2009.  Prior to that date, the Cornerstone Large Growth Fund had no investment operations.  The Tamarack Large Cap Growth Fund was managed by RBC Global Asset Management (U.S.) Inc. (formerly known as Voyageur Asset Management Inc.  The performance of the Tamarack Large Cap Growth Fund is not relevant to investors because the Tamarack Large Cap Growth Fund did not utilize the investment formula utilized by the Cornerstone Large Growth Fund during that time period.  As a result of the reorganization, holders of the Class A, Class C, Class I, Class R, and Class S shares of the Tamarack Large Cap Growth Fund received Investor Class shares of the Cornerstone Large Growth Fund.

On September 17, 2009, the Investment Manager completed the acquisition of the assets of SPARX Investment & Research, USA, Inc. (“SPARX USA”) related to the management of the Japan Fund and the Japan Small Cap Fund.  Pursuant to the transaction, the Investment Manager became the investment manager to the Japan Fund and the Japan Small Cap Fund.  The Investment Manager has retained SPARX Asset Management Co., Ltd. (“SPARX Japan”), located in Tokyo, as the sub-advisor to manage the portfolios of the Japan Fund and the Japan Small Cap Fund.

The Focus Fund, the Equity and Income Fund, the Gas Utility Fund, the Small Cap Financial Fund, the Large Cap Financial Fund, and the Technology Fund are the successors to the FBR Focus Fund, the FBR Balanced Fund, the FBR Gas Utility Index Fund, the FBR Small Cap Financial Fund, the FBR Large Cap Financial Fund, and the FBR Technology Fund (each, a “Predecessor FBR Fund”), respectively, pursuant to a reorganization that took place on October 25, 2012.  Prior to that date, none of the successor funds had any investment operations.  Each Predecessor FBR Fund was managed by FBR Fund Advisers, Inc. (the “Prior FBR

Adviser”) and had the same investment objectives and substantially the same strategies as the applicable successor Fund.  As a result of the reorganization, holders of Investor Class shares of each Predecessor FBR Fund received Investor Class Shares of the applicable successor Fund, and holders of Institutional Class shares of each Predecessor FBR Fund received Institutional Class Shares of the applicable successor Fund.  The Investment Manager has retained the following entities as sub‑advisors to the following funds: (i) Broad Run Investment Management, LLC (“Broad Run”) serves as sub‑advisor to the Focus Fund, (ii) Financial Counselors, Inc. (“FCI Advisors”) serves as sub‑advisor to the Equity and Income Fund (fixed income allocation), and (iii) The London Company of Virginia, LLC (“London Company”) serves as sub‑advisor to the Equity and Income Fund (equity allocation).

Each of the Funds identified below is a successor to a series of Hennessy Mutual Funds, Inc., a Maryland corporation (“HMFI”), Hennessy SPARX Funds Trust, a Massachusetts business trust (“HSFT”), or The Hennessy Funds, Inc., a Maryland corporation (“HFI”), pursuant to a reorganization that took place after the close of business on February 28, 2014.  Each “predecessor” fund listed below will be referenced in this SAI as the applicable current Fund even though any reference to the applicable fund before February 28, 2014, actually refers to that Fund’s “predecessor” (each a “Predecessor Fund” and, collectively, the “Predecessor Funds”):

●	The Hennessy Cornerstone Growth Fund, a series of the Trust, is the successor to the Hennessy Cornerstone Growth Fund, a series of HMFI;
●	The Hennessy Cornerstone Mid Cap 30 Fund, a series of the Trust, is the successor to the Hennessy Cornerstone Mid Cap 30 Fund, a series of HMFI;
●	The Hennessy Cornerstone Value Fund, a series of the Trust, is the successor to the Hennessy Cornerstone Value Fund, a series of HMFI;
●	The Hennessy Total Return Fund, a series of the Trust, is the successor to the Hennessy Total Return Fund, a series of HFI;
●	The Hennessy Balanced Fund, a series of the Trust, is the successor to the Hennessy Balanced Fund, a series of HFI;
●	The Hennessy Japan Fund, a series of the Trust, is the successor to the Hennessy Japan Fund, a series of HSFT; and
●	The Hennessy Japan Small Cap Fund, a series of the Trust, is the successor to the Hennessy Japan Small Cap Fund, a series of HSFT.
Prior to February 28, 2014, each of the successor Funds identified above had no investment operations.  As a result of the reorganization, holders of Investor Class shares of the Predecessor Funds received Investor Class shares of the successor Funds identified above and holders of Institutional Class shares of the Predecessor Funds received Institutional Class shares of the successor Funds identified above (each successor Fund identified above is the accounting and performance information successor of the corresponding Predecessor Fund).

The chart below identifies which Funds have diversified portfolios and which Funds do not have diversified portfolios:

Diversified Portfolio	Non-Diversified Portfolio
Cornerstone Growth Fund	Focus Fund
Cornerstone Mid Cap 30 Fund	Total Return Fund
Cornerstone Large Growth Fund	Balanced Fund
Cornerstone Value Fund	Small Cap Financial Fund
Equity and Income Fund	Large Cap Financial Fund
Gas Utility Fund
Technology Fund
Japan Fund
Japan Small Cap Fund

Although the Japan Fund is considered a diversified portfolio, it may employ a relatively concentrated investment strategy and may hold securities of fewer issuers than other diversified funds.

Each of the Funds, other than the Total Return Fund and the Balanced Fund, offer both Investor Class shares and Institutional Class shares (each, a “Class”).  Investor Class shares and Institutional Class shares represent an interest in the same assets of a Fund, have the same rights and are identical in all material respects except that (1) Investor Class shares may bear distribution fees and Institutional Class shares are not subject to such fees, (2) Investor Class shares bear shareholder servicing fees payable to the Investment Manager and Institutional Class shares are not subject to such fees, (3) Institutional Class shares are available only to shareholders who invest directly in a Fund or who invest through a broker-dealer, financial institution, or servicing agent that has entered into appropriate arrangements with a Fund and provides services to the Fund, (4) Institutional Class shares have a higher minimum initial investment, and (5) the Board of Trustees may elect to have certain expenses specific to Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to Investor Class shares or Institutional Class shares shall be allocated to each such Class on the basis of the net asset value (sometimes referred to as “NAV”) of that Class in relation to the NAV of the applicable Fund.  The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

CORNERSTONE GROWTH FUND, CORNERSTONE MID CAP 30 FUND, CORNERSTONE VALUE FUND, CORNERSTONE LARGE GROWTH FUND, TOTAL RETURN FUND, AND BALANCED FUND

FUNDAMENTAL POLICIES.  The investment restrictions set forth below are fundamental policies of each Fund, which cannot be changed with respect to a Fund without the approval of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented at a meeting of shareholders at which holders of more than 50% of the Fund’s outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund.  Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis and apply only at the time an investment is made.  A later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions, except for the policies regarding borrowing and illiquid securities or as otherwise noted.

(1)   No Fund will make an investment in any one industry if the investment would cause the aggregate value of the Fund’s investment in such industry to equal or exceed 25% of the Fund’s net assets,

except that this policy does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (“U.S. Government Securities”), certificates of deposit, and bankers’ acceptances.

(2)   No Fund will purchase securities of any one issuer (except U.S. Government Securities) if, as a result, at the time of purchase more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, and the Cornerstone Value Fund and 50% of the total assets of the Total Return Fund and the Balanced Fund may be invested without regard to this restriction.

(3)   No Fund will purchase securities on margin (except for short‑term credit necessary for clearance of Fund transactions) or write put or call options, except that each of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, and the Cornerstone Value Fund may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts, and options on futures contracts.

(4)   Neither the Total Return Fund nor the Balanced Fund will purchase or sell commodities or commodity contracts.  None of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, or the Cornerstone Value Fund will purchase commodities or commodity contracts, except to the extent described in the Fund Prospectus and this SAI with respect to futures and related options.

(5) No Fund will underwrite securities of other issuers except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933, as amended (“1933 Act”), in selling portfolio securities.

(6)   None of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, or the Cornerstone Value Fund will purchase or sell real estate, except that, to the extent permitted by applicable law, each of these Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.  Neither the Total Return Fund nor the Balanced Fund will purchase or sell real estate or real estate mortgage loans or will invest in real estate limited partnerships.

(7)   Except as otherwise set forth below, no Fund will make loans, provided that for purposes of this restriction, the acquisition of bonds, debentures, or other corporate debt securities and investments in government obligations, short‑term commercial paper, and commercial paper master notes, certificates of deposit, bankers’ acceptances, and other fixed income securities as described in the Fund Prospectus and this SAI shall not be deemed to be the making of a loan.  The Funds may enter into repurchase agreements and each of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, and the Cornerstone Value Fund may make loans of Fund securities; provided that entering into repurchase agreements and lending of Fund securities may be made only in accordance with applicable law, the Fund Prospectus and this SAI, as they may be amended from time to time.

(8)   None of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, the Cornerstone Value Fund, or the Balanced Fund will borrow money or issue senior securities, except that each of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, and the Cornerstone Value Fund may borrow an amount up to 33‑1/3% of its total assets, and the Balanced Fund may borrow an amount up to 10% of its total assets, from banks for extraordinary or emergency purposes, such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing.  Neither the Total Return Fund nor the Balanced Fund will pledge or hypothecate its assets, except to secure permitted borrowings.  None of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, or the Cornerstone Value Fund may pledge its assets other than to secure such borrowings or, to the extent permitted by the Funds’ investment policies as set forth in the Fund Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short‑sales, when‑issued and forward commitment transactions, and similar investment strategies.  For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of the Funds.  The Balanced Fund will not purchase any portfolio securities so long as any borrowed amounts remain outstanding.  The Total Return Fund may borrow money or issue senior securities to the extent permitted by the 1940 Act and the regulations, rules, and guidance issued by the Securities and Exchange Commission (the “SEC”) and its staff thereunder.

(9)                 Neither the Total Return Fund nor the Balanced Fund will make investments for the purpose of exercising control or management of any company.

(10)               Neither the Total Return Fund nor the Balanced Fund will make short sales of securities or maintain a short position.

(11)               Neither the Total Return Fund nor the Balanced Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas, or mineral leases.

OTHER INVESTMENT RESTRICTIONS.  The following investment restrictions and operating policies may be changed with respect to a Fund by the Board of Trustees without shareholder approval.

(1)   No Fund will invest in illiquid securities if at the time of acquisition more than 15% of its net assets would be invested in such securities.  “Illiquid securities” are securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed, or put to the issuer or a third party, that do not mature within seven days, or that the Investment Manager, in accordance with guidelines approved by the Board of Trustees, has not determined to be liquid and includes, among other things, repurchase agreements maturing in more than seven days.  Securities purchased in accordance with Rule 144A under the 1933 Act (“Rule 144A”) and determined to be liquid by the Board of Trustees are not subject to the limitations set forth in this investment restriction.

(2)   In accordance with the requirements of Rule 35d‑1 under the 1940 Act, it is a non‑fundamental policy of each of the Cornerstone Large Growth Fund and the Cornerstone Mid Cap 30 Fund to normally invest at least 80% of the value of its net assets in the particular type of investment suggested by the Fund’s name.  If the Board of Trustees determines to change this non-fundamental policy for either of the Cornerstone Large Growth Fund or the Cornerstone Mid Cap 30 Fund, the Fund will provide 60 days’ prior notice to the shareholders before implementing the change of policy.  Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold-face type:  “Important Notice Regarding Change in Investment Policy.”  If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

(3) No Fund will purchase the securities of other investment companies except to the extent such purchases are permitted by applicable law.

(4)   No Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or Trustee of the Funds or an officer, director, or other affiliated person of the Investment Manager.

(5)   None of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, or the Cornerstone Value Fund will make investments for the purpose of exercising control or management of any company.

(6)   None of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, or the Cornerstone Value Fund will make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

(7)   None of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, or the Cornerstone Value Fund will write, purchase, or sell puts, call straddles, spreads, or combinations thereof, except to the extent permitted in the Fund Prospectus and this SAI, as they may be amended from time to time.

(8)   Neither the Total Return Fund nor the Balanced Fund will invest in securities of any issuer that has a record of less than three years of continuous operation, including the operation of any predecessor business of a company that came into existence as a result of a merger, consolidation, reorganization, or purchase of substantially all of the assets of such predecessor business.

(9) The Cornerstone Growth Fund will not (a) purchase any securities that are restricted from sale to the public without registration under the 1933 Act, (b) use options or futures strategies, (c) purchase securities secured by real estate or issued by companies that invest in real estate, (d) lend its portfolio securities, (e) purchase securities while it has outstanding borrowings, or (f) purchase any interest in any oil, gas or any other mineral exploration or development program.

JAPAN FUND AND JAPAN SMALL CAP FUND

FUNDAMENTAL POLICIES.  The investment restrictions set forth below are fundamental policies of each of the Japan Fund and the Japan Small Cap Fund, which cannot be changed with respect to a Fund without the approval of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented at a meeting of shareholders at which holders of more than 50% of the Fund’s outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund.  Unless otherwise indicated, all percentage limitations apply to each of the Japan Fund and the Japan Small Cap Fund on an individual basis, and apply only at the time an investment is made.  A later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions, except for the policies regarding borrowing and illiquid securities or as otherwise noted.

(1) Neither the Japan Fund nor the Japan Small Cap Fund will invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of a Fund’s total assets may be invested without regard to any such limitation and that this policy does not apply to U.S. Government Securities.

(2) The Japan Fund will not invest more than 25% of its net assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of U.S. Government Securities.

(3) The Japan Small Cap Fund will not purchase the securities of issuers in the same industry (other than U.S. Government Securities) if immediately after such purchase more than 25% of the value of the Fund’s net assets are invested in the securities of issuers in any single industry.

(4)   Neither the Japan Fund nor the Japan Small Cap Fund will invest in commodities or commodities contracts, except that a Fund may enter into forward contracts, options, futures contracts, options on futures contracts, swap agreements, and other derivatives.

(5)   Neither the Japan Fund nor the Japan Small Cap Fund will purchase, hold, or deal in real estate, or oil, gas, or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts (including mortgage-related securities).

(6)   Neither the Japan Fund nor the Japan Small Cap Fund will borrow money or issue senior securities, except to the extent permitted under the 1940 Act and provided that entering into forward contracts, options, futures contracts, options on futures contracts, swap agreements, and other derivatives and effecting short sales shall not constitute borrowing or the issuance of senior securities.

(7) Neither the Japan Fund nor the Japan Small Cap Fund will lend securities or make loans to others, except to the extent permitted under the 1940 Act and the regulations, rules, and guidance issued by the SEC and its staff thereunder, and provided that this limitation does not apply to the purchase of debt obligations and the entry into repurchase agreements.

(8) Neither the Japan Fund nor the Japan Small Cap Fund will act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed an underwriter under the 1933 Act by virtue of disposing of portfolio securities.

(9) Neither the Japan Fund nor the Japan Small Cap Fund will purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but a Fund may make margin deposits in connection with transactions in forward contracts, options, futures contracts, and options on futures contracts, and provided that effecting short sales will be deemed not to constitute a margin purchase.

The percentage of assets invested in an industry will be determined by reference to the 33 industry groups of the Securities Identification Code Committee, which are adopted by the various stock exchanges in Japan, including the Tokyo Stock Exchange as well as the JASDAQ Securities Exchange.

OTHER INVESTMENT RESTRICTIONS.  The following investment restrictions (or operating policies) may be changed with respect to the Japan Fund or the Japan Small Cap Fund without shareholder approval.

(1) Neither the Japan Fund nor the Japan Small Cap Fund will invest in the securities of a company for the purpose of exercising management or control.

(2) Neither the Japan Fund nor the Japan Small Cap Fund will purchase securities of other investment companies, except to the extent permitted under the 1940 Act and the regulations, rules, and guidance issued by the SEC and its staff thereunder.

(3)   Neither the Japan Fund nor the Japan Small Cap Fund will pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a forward commitment, when-issued, or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

(4) Neither the Japan Fund nor the Japan Small Cap Fund will purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities.

Under normal circumstances, each of the Japan Fund and the Japan Small Cap Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, (i) for the Japan Fund, in equity securities of Japanese companies, and (ii) for the Japan Small Cap Fund, in equity securities of smaller capitalization Japanese companies (as defined in the Fund Prospectus).  If the Board of Trustees determines to change this non-fundamental policy for the Japan Fund or the Japan Small Cap Fund, the Fund will provide 60 days’ prior notice to the shareholders before implementing the change of policy.  Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold-face type:  “Important Notice Regarding Change in Investment Policy.”  If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

FOCUS FUND, LARGE CAP FINANCIAL FUND, SMALL CAP FINANCIAL FUND, TECHNOLOGY FUND, AND EQUITY AND INCOME FUND

FUNDAMENTAL POLICIES.  The investment restrictions set forth below are fundamental policies of each of the Funds, which cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented at a meeting of shareholders at which holders of more than 50% of the Fund’s outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund.  Unless otherwise indicated, all percentage limitations apply to a Fund on an individual basis.

The Funds may not:

1. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

2.   Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).  Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not precluded by the foregoing.

3.   Issue any senior security as defined in the 1940 Act, except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order, (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act, and (c) subject to the restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act.  (As of the date of this SAI, the 1940 Act permits a Fund to borrow money from banks provided that it maintains continuous asset coverage of at least 300% of all amounts borrowed.  For purposes of this investment restriction, entry into the following transactions shall not constitute senior securities to the extent the Fund covers the transaction or maintains sufficient liquid assets in accordance with applicable requirements: when-issued securities transactions, forward roll transactions, short sales, forward commitments, futures contracts, and reverse repurchase agreements.  In addition, hedging transactions in which the Fund may engage and similar investment strategies are not treated as senior securities for purposes of this investment restriction.)

4. Borrow money, except that as a temporary measure a Fund may borrow money to facilitate redemptions.  Such a borrowing may be in an amount not to exceed 33-1/3% of the value of the Fund’s total assets at the time of borrowing.

5. Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities.

7. With respect to 50% of its total assets, purchase the securities of any issuer if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

8.   Purchase the securities of any issuer if, as a result, more than 25% of the net assets would be invested in the securities of one or more companies conducting their principal business activities in the same industry, except that (a) with respect to the Large Cap Financial Fund and the Hennessy Small Cap Financial

Fund, the Fund may not purchase the securities of any issuer if, as a result, less than 25% of a Fund’s net assets would be invested in the securities of issuers principally engaged in the financial services group of industries; and (b) with respect to the Technology Fund, the Fund may not purchase the securities of any issuer if, as a result, less than 25% of the Fund’s net assets would be invested in the securities of issuers principally engaged in the technology group of  industries.

These limitations do not apply to U.S. Government Securities.

GAS UTILITY FUND

FUNDAMENTAL POLICIES.  The investment restrictions set forth below are fundamental policies of the Gas Utility Fund, which cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented at a meeting of shareholders at which holders of more than 50% of the Fund’s outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund.  Unless otherwise indicated, all percentage limitations apply to the Fund on an individual basis.

The Fund may not:

1. Issue senior securities.

2. Make short sales of securities or purchase securities on margin.

3. Borrow money except as a temporary measure to facilitate redemptions.  Such borrowing may not exceed 30% of the Fund’s total assets, taken at current value, before such borrowing.  The Fund may not purchase securities if a borrowing by the Fund is outstanding.

4.   Underwrite securities of any other issuer, or purchase or sell restricted securities.

5. Purchase or sell real estate or real estate mortgage loans.

6. Buy or sell commodities or futures contracts.

7.   Purchase the securities of any issuer if, as a result, more than 25% of the total assets would be invested in oil, gas, or other mineral leases.

8. Make loans except through repurchase agreements provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security, and marked to market daily.

9. Purchase securities of any issuer if, as a result of such a purchase, such securities would account for more than 5% of the Fund’s assets.

10.               Purchase the securities of any issuer if, as a result, less than 25% of the Fund’s net assets would be invested in the securities of issuers principally engaged in the utilities industry.

These limitations do not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

FOCUS FUND, GAS UTILITY FUND, LARGE CAP FINANCIAL FUND, SMALL CAP FINANCIAL FUND, TECHNOLOGY FUND, AND EQUITY AND INCOME FUND

OTHER INVESTMENT RESTRICTIONS.  The following investment restrictions (or operating policies) may be changed with respect to the Funds by the Board of Trustees without shareholder approval:

1.   No Fund will invest more than 15% of its net assets in illiquid securities.  Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Fund has valued them.  Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days.  Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of the 1933 Act, or securities otherwise subject to restrictions on resale under the 1933 Act (“Restricted Securities”), shall not be deemed illiquid solely by reason of being unregistered.  The Investment Manager determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2.   No Fund will purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies, and investment program of the Fund.

3. The Gas Utility Fund may not invest in warrants.

GENERAL

The policies and limitations listed above supplement those set forth in the Fund Prospectus.  Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act).  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.  If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT CONSIDERATIONS

The Funds’ Prospectus describes the principal investment strategies and risks of the Funds.  This section expands upon that discussion and also describes non-principal investment strategies and risks of the Funds.

CORNERSTONE GROWTH FUND, CORNERSTONE MID CAP 30 FUND, CORNERSTONE VALUE FUND, CORNERSTONE LARGE GROWTH FUND, TOTAL RETURN FUND, AND BALANCED FUND

DOW JONES INDUSTRIAL AVERAGE (Total Return Fund and Balanced Fund).  The Funds invest in stocks in the Dow Jones Industrial Average (the “DJIA”).  The DJIA consists of the following 30 common stocks:

Company	Exchange	Symbol	Industry
3M Company	NYSE	MMM	Conglomerate
American Express Company	NYSE	AXP	Consumer finance
Apple Inc.	NASDAQ	AAPL	Computers and technology
Boeing Company	NYSE	BA	Aerospace and defense
Caterpillar Inc.	NYSE	CAT	Construction and mining equipment
Chevron Corporation	NYSE	CVX	Oil & gas
Cisco Systems, Inc.	NASDAQ	CSCO	Computer networking
Coca-Cola Company	NYSE	KO	Beverages
DowDuPont, Inc.	NYSE	DWDP	Chemical industry
Exxon Mobil Corporation	NYSE	XOM	Oil & gas
General Electric Company	NYSE	GE	Conglomerate
Goldman Sachs Group, Inc.	NYSE	GS	Banking, Financial Services
Home Depot, Inc.	NYSE	HD	Home improvement retailer
Intel Corporation	NASDAQ	INTC	Semiconductors
International Business Machines Corporation	NYSE	IBM	Computers and technology
Johnson & Johnson	NYSE	JNJ	Pharmaceuticals
JPMorgan Chase & Co.	NYSE	JPM	Banking
McDonald’s Corp.	NYSE	MCD	Fast food
Merck & Co. Inc.	NYSE	MRK	Pharmaceuticals
Microsoft Corporation	NASDAQ	MSFT	Software
Nike, Inc.	NYSE	NKE	Apparel
Pfizer Inc.	NYSE	PFE	Pharmaceuticals
Procter & Gamble Company	NYSE	PG	Consumer goods
Travelers Companies, Inc.	NYSE	TRV	Insurance
UnitedHealth Group Incorporated	NYSE	UNH	Managed health care
United Technologies Corp.	NYSE	UTX	Conglomerate
Verizon Communications Inc.	NYSE	VZ	Telecommunication
Visa Inc.	NYSE	V	Consumer banking
Wal-Mart Stores Inc.	NYSE	WMT	Retail
Walt Disney Company	NYSE	DIS	Broadcasting and entertainment

The DJIA is the property of Dow Jones & Company, Inc.  Dow Jones & Company, Inc. is not affiliated with either Fund or the Funds’ investment adviser.  Dow Jones & Company, Inc. has not participated in any way in the creation of the Funds or in the selection of stocks included in the Funds and has not approved any information included herein related thereto.

The first DJIA, consisting of 12 stocks, was published in The Wall Street Journal in 1896.  The list grew to 20 stocks in 1916 and to 30 stocks on October 1, 1928.  Dow Jones & Company, Inc. from time to time changes the stocks comprising the DJIA, although such changes are infrequent.

The investment strategy of each of the Total Return Fund and the Balanced Fund is unlikely to be affected by the requirement that it not concentrate its investments since currently no more than three companies in the DJIA are engaged primarily in any one industry.  Similarly, each of these Fund’s investment strategies is unlikely to be materially affected by the requirement that it meet the diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), since each of these Funds will have approximately 50% of its assets invested in U.S. Treasury securities and the remainder of its assets divided among at least 10 stocks.  However, the diversification requirement for each of the Total Return Fund and the Balanced Fund may preclude it from effecting a purchase otherwise dictated by its investment strategy.  Finally, because of the requirements of the 1940 Act, each of these Funds will not invest more than 5% of its total assets in the common stock of any issuer that derives more than 15% of its revenues from securities-related activities.  From time to time, this requirement may preclude each of the Total Return Fund and the Balanced Fund from effecting a purchase otherwise dictated by its investment strategy.

SPECIAL CONSIDERATION RELATING TO DEPOSITARY RECEIPTS.  As noted in the Fund Prospectus, the Cornerstone Growth Fund and the Cornerstone Value Fund may each invest in the securities of foreign issuers, including American Depository Receipts (“ADRs”).  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  For purposes of the investment policies of the Cornerstone Growth Fund and the Cornerstone Value Fund, ADRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR evidencing ownership of common stock will be treated as common stock.

Such investments may involve risks that are in addition to the usual risks inherent in domestic investments.  The value of the foreign investments of the Cornerstone Growth Fund and the Cornerstone Value Fund may be significantly affected by changes in currency exchange rates, and these Funds may incur costs in converting securities denominated in foreign currencies to U.S. dollars.  Although these Funds intend to invest in securities of foreign issuers domiciled in nations that the Funds’ investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage, or political or social instability that could affect investments in those nations.

Many of the foreign securities held in the form of ADRs by the Cornerstone Growth Fund and the Cornerstone Value Fund are not registered with the SEC, nor are the issuers thereof subject to SEC reporting requirements.  Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Cornerstone Growth Fund and the Cornerstone Value Fund than is available concerning U.S. companies.  Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities.  Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Cornerstone Growth Fund and the Cornerstone Value Fund would be subject.

ILLIQUID SECURITIES AND LIQUIDITY RISK.  Each of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, and the Cornerstone Value Fund may invest up to 15% of its net assets in illiquid securities, although it is not expected that any of these Funds will invest in illiquid securities.

The Cornerstone Growth Fund will not purchase restricted securities.  Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act.  Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time such Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities, and corporate bonds and notes.  These instruments are often restricted securities because the securities are sold in transactions not requiring registration.  Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment.  Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  Such markets might include automated systems for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority.  An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of securities of such Fund, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

The Board of Trustees has delegated the function of making day‑to‑day determinations of liquidity to the Investment Manager pursuant to guidelines approved by the Board of Trustees.  The Investment Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to, (i) the frequency of trades for the security, (ii) the number of dealers that make quotes for the security, (iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers, and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited, and the mechanics of transfer).  The Investment Manager monitors the liquidity of restricted securities in the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, and the Cornerstone Value Fund and reports periodically on such decisions to the Board of Trustees.

Liquidity risk is the risk that, due to certain investments being illiquid or trading at lower volumes, or due to market and economic conditions, the Funds may be unable to find a buyer for their investments when they seek to sell them or receive the price they expect based on the Funds’ valuation of the investments.  Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Funds’ investments when they need to dispose of them.  If the Funds are forced to sell their investments at an unfavorable time or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Funds.  Liquidity issues may also make it difficult to value the Funds’ investments.

REPURCHASE AGREEMENTS.  Each Fund may enter into repurchase agreements, a form of lending.  Under repurchase agreements, a Fund purchases and simultaneously contracts to resell securities at an agreed upon time and price.  This results in a fixed rate of return for the Fund insulated from market fluctuations during such period.  Repurchase agreements maturing in more than seven days are considered illiquid securities.  The aggregate value of all of a Fund’s repurchase agreements may not exceed 33-1/3% of the value of the Fund’s total assets.

Specifically, a Fund may enter into a repurchase agreement through which an investor (such as the Fund) repurchases a security (known as the “underlying security”) from a well‑established securities dealer or bank that is a member of the Federal Reserve System.  Any such dealer or bank will be on the Fund’s approved list.  Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Investment Manager to present minimum credit risks in accordance with guidelines established by the Fund’s Board of Trustees.  The Investment Manager will review and monitor the creditworthiness of those institutions under the Board’s general supervision.

At the time of entering into the repurchase agreement, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest.  Repurchase agreements are generally for a short period of time, often less than a week.  Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities.  Each Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) that the Fund’s investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security will at all times be equal to at least 102% of the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book‑entry transfer to the account of the Fund’s custodian or a bank acting as agent.  In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including (1) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible subnormal levels of income and lack of access to income during this period, and (3) expenses of enforcing its rights.

LENDING OF FUND SECURITIES.  In accordance with applicable law, each of the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, and the Cornerstone Value Fund, to earn additional income, may lend portfolio securities (representing not more than 33‑1/3% of its total assets) to banks, broker‑dealers, or financial institutions that the Investment Manager deems qualified, but only when the borrower maintains with each of these Fund’s custodian bank collateral either in cash or money market instruments in an amount equal to at least 102% of the market value of the securities loaned, determined on a daily basis and adjusted accordingly.  There may be risks of delay in recovery of the securities and capital, or even loss of rights in the collateral, should the borrower of the securities default on its obligation to return borrowed securities because of insolvency or otherwise.  However, loans will only be made to borrowers deemed by the Investment Manager to be of good standing and when, in the judgment of the Investment Manager, the consideration that can be earned currently from such securities loans justifies the attendant risk.  All relevant facts and circumstances, including the creditworthiness of the broker, dealer, or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.  During the period of the loan, the Investment Manager will monitor all relevant facts and circumstances, including the creditworthiness of the borrower.  Each of the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, and the Cornerstone Value Fund will retain authority to terminate any loan at any time.  Each of these Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker.  Each of the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, and the Cornerstone Value Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.  Each of these Funds will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest, or other distributions, when regaining such rights is considered to be in the Fund’s interest.

CASH AND SHORT‑TERM SECURITIES.  Each Fund may temporarily invest a portion of its total assets in cash or liquid short‑term securities pending investment of such assets in securities in accordance with the Fund’s investment strategy, or to pay expenses or meet redemption requests.  The Investment Manager generally will not use investments in cash or short‑term securities for temporary defensive purposes.

Short‑term securities in which the Funds may invest include certificates of deposit, commercial paper or commercial paper master notes rated, at the time of purchase, A‑1 or A‑2 by Standard & Poor’s Corporation (“Standard & Poor’s”) or Prime‑1 or Prime‑2 by Moody’s Investors Service, Inc. (“Moody’s”), U.S. Government Securities, repurchase agreements involving such securities, and shares of money market mutual funds.  Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

With respect to money market mutual funds, in addition to the advisory fees and other expenses the Funds bear directly in connection with their own operations, as a shareholder of another investment company, a Fund bears its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by that Fund’s shareholders.

The Investment Manager does not expect assets invested in cash or liquid short‑term securities to exceed 5% of any Fund’s total assets at any time except during rebalance periods or when shareholder or redemption activity is excessive.

BORROWING.  Each of the Funds, except the Total Return Fund, may borrow money from banks for extraordinary or emergency purposes, such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing.  Each of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, and the Cornerstone Value Fund may borrow for such purposes in an amount up to 33% of its total assets, while the Balanced Fund may borrow for such purposes in an amount up to 10% of its total assets.  The borrowing policy is a fundamental policy of each of these Funds that cannot be changed with respect to a Fund without shareholder approval as described in “INVESTMENT RESTRICTIONS” above.

The Total Return Fund intends to borrow for investment purposes.  Borrowing for investment is known as leveraging.  Leveraging investments by purchasing securities with borrowed money is a speculative technique that increases investment risk but may also increase investment return.  When it leverages its investments, the net asset value per share of the Total Return Fund will increase more when the Total Return Fund’s portfolio assets increase in value and decrease more when the Total Return Fund’s portfolio assets decrease in value than would otherwise be the case.  Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.  Under adverse conditions, the Total Return Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.  The Total Return Fund intends to use leverage whenever it is able to borrow on terms considered by its investment adviser to be reasonable.

As required by the 1940 Act, the Total Return Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If, at any time, the value of the Total Return Fund’s assets should fail to meet this 300% coverage test, the Total Return Fund, within three days (not including Sundays and holidays), will reduce the amount of the Total Return Fund’s borrowings to the extent necessary to meet this 300% coverage.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.  Borrowing from a bank as a temporary measure for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.

The Total Return Fund may enter into reverse repurchase agreements, which are considered to be borrowings under the 1940 Act.  Under a reverse repurchase agreement, the Total Return Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price.  When the Total Return Fund enters into a reverse repurchase agreement, it will maintain a sufficient level of assets to cover the reverse repurchase agreement, in accordance with the 1940 Act and related guidance issued by the SEC.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Total Return Fund may decline below the price of the securities it is obligated to repurchase.

JAPAN FUND AND JAPAN SMALL CAP FUND

JAPANESE SECURITIES.  Securities markets in Japan may operate differently than those in the United States and present different risks.  Securities trading volume and liquidity may be less than in U.S. markets and, at times, market price volatility may be greater.

Because evidences of ownership of the investments by the Japan Fund and the Japan Small Cap Fund will generally be held outside the U.S., the Funds will be subject to additional risks that include possible adverse political, social, and economic developments, or adoption of governmental laws or restrictions that might adversely affect securities holdings of investors located outside Japan, whether related to currency or otherwise.  Moreover, the portfolio securities of the Japan Fund and the Japan Small Cap Fund may trade on days when the Funds do not calculate NAV and thus affect the Funds’ NAVs on days when investors have no access to the Funds.

EQUITY SECURITIES.  Equity securities, including common stock, preferred stock, warrants and other rights, and securities convertible into or exchangeable for common stocks, such as convertible bonds, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.  Changes in the value of an investment by the Japan Fund or the Japan Small Cap Fund will result in changes in the value of its shares and thus the Fund’s total return to investors.

The prices of securities of mid- and small-capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies.  These securities typically are traded in lower volume and their issuers typically are more subject to changes in earnings and prospects or may have no earnings or have experienced losses.  The Japan Fund and the Japan Small Cap Fund generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings.  If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company’s stock price may decline sharply and its securities may become less liquid.

COMMON AND PREFERRED STOCKS.  Stocks represent share ownership in a company.  Generally, preferred stock pays a specified dividend and ranks after bonds and before common stock in its claim on income for dividend payments and on assets should the company be liquidated.  After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.  While most preferred stocks pay a dividend, the Japan Fund or the Japan Small Cap Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  These investments would be made primarily for their capital appreciation potential.  The Japan Fund or the Japan Small Cap Fund may purchase trust preferred securities, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent.  These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company.  Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

INITIAL PUBLIC OFFERINGS.  An initial public offering (“IPO”) is a company’s first offering of stock to the public.  Shares are given a market value reflecting the company’s assets and expectations for future growth.  Companies engaged in IPOs generally have limited operating histories and may involve greater investment risk.  The prices of these companies’ securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.  However, some IPO investments may experience significant gains, and it is possible that if the Japan Fund’s or the Japan Small Cap Fund’s strategy included investing more of its assets in IPOs, the Fund’s performance (particularly performance over short periods when IPOs are available for investment) would be greater.  The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in

value.  As a Fund’s asset base increases, IPOs often have a diminished effect on the Fund’s performance.   There is no assurance that IPOs that are consistent with the portfolio managers’ intrinsic value philosophy and process employed for the Japan Fund and the Japan Small Cap Fund will be available for investment or that the Funds will have access to any such IPOs that do occur.

IPO securities will typically be sold when the portfolio managers believe their market price has reached full value and may be sold shortly after purchase.

WARRANTS.  A warrant is a form of derivative (described below) that gives the holder the right to subscribe to a specified amount of the issuing corporation’s capital stock at a set price for a specified period of time.

CONVERTIBLE SECURITIES.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.  Convertible securities have characteristics similar to both fixed-income and equity securities.  Convertible securities generally are subordinated to other similar but non‑convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Certain Japanese companies issue convertible securities denominated in euros.

DEPOSITARY RECEIPTS.  The Japan Fund and the Japan Small Cap Fund may invest in ADRs and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the U.S. securities markets and GDRs in bearer form are designed for use outside the United States.

 These securities may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect to the deposited securities.

ILLIQUID SECURITIES AND LIQUIDITY RISK.  Each of the Japan Fund and the Japan Small Cap Fund may invest up to 15% of its net assets in illiquid securities, although it is not expected that the Funds will invest in illiquid securities.

Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act.  Where registration is required, the Japan Fund and the Japan Small Cap Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities, and corporate bonds and notes.  These instruments are often restricted securities because the securities are sold in transactions not requiring registration.  Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on either an efficient institutional market in which such unregistered securities can be readily resold or an issuer’s ability to honor a demand for repayment.  Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  Such markets might include automated systems for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulator Authority.  An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by the Japan Fund or the Japan Small Cap Fund, however, could affect adversely the marketability of securities of the Fund and the Fund might be unable to dispose of such securities promptly or at favorable prices.

The Board of Trustees has delegated the function of making day‑to‑day determinations of liquidity to the Investment Manager pursuant to guidelines approved by the Board of Trustees.  The Investment Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to, (i) the frequency of trades for the security, (ii) the number of dealers that make quotes for the security, (iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers, and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited, and the mechanics of transfer).  The Investment Manager monitors the liquidity of restricted securities in the Japan Fund and the Japan Small Cap Fund and reports periodically on such decisions to the Board of Trustees.

Liquidity risk is the risk that, due to certain investments being illiquid or trading at lower volumes, or due to market and economic conditions, the Japan Fund or the Japan Small Cap Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of its investments.  Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them.  If the Japan Fund or the Japan Small Cap Fund is forced to sell its investments at an unfavorable time or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Funds.  Liquidity issues may also make it difficult to value the Japan Fund’s or the Japan Small Cap Fund’s investments.

REAL ESTATE INVESTMENT TRUSTS.  The Japan Fund and the Japan Small Cap Fund may invest in real estate companies that include companies with similar characteristics to the U.S. REIT structure in which revenue consists primarily of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative, and income derived from development activities is generally limited.  A number of countries have created REIT-like regimes, which allow real estate investment companies to benefit from “flow through” tax treatment, including Australia (since 1985), Japan (since 2000), South Korea (since 2001), Singapore (since 2002), and Hong Kong (since 2003).

One example of a REIT-like regime in which the Japan Fund and the Japan Small Cap Fund may invest, and which may have characteristics similar to other types of REIT-like regimes in which the Funds may invest, is a Japan real estate investment trust (“J-REITs”).  A J-REIT is an investment vehicle with real estate in Japan as its underlying assets.  Income is generated by rents and sale proceeds and distributed to investors in the form of dividends.  The J-REIT investment vehicle was modeled on U.S. REITs.  Like the U.S. REIT, distributions paid to investors are, under qualifying conditions, deductible from the J-REITs taxable income, thereby providing a tax-efficient flow-through investment vehicle for investors.  Typically J-REITs are a special purpose corporation established for the purpose of investing in and managing real estate assets where the corporation uses investors’ money and third-party funding to buy real estate, in return for which investors receive investment certificates carrying ownership rights, including dividend entitlement.  These certificates can be bought and sold on the Japanese stock exchange where they are listed.  Although the corporation is technically responsible for owning and managing the real estate properties, in reality this function is sub-contracted to a third-party manager.  The values of securities issued by J-REITs are affected by the Japan real estate market, real estate yields, and interest rates and tax and regulatory requirements and by perceptions of management skill.  Some J-REITs are heavily concentrated in specific types of properties, such as office buildings, and are particularly susceptible to developments affecting these types of properties.

INVESTMENT COMPANIES.  The Japan Fund and the Japan Small Cap Fund may invest in securities issued by registered and unregistered investment companies.  Under the 1940 Act, a Fund’s investment in such securities, subject to certain exceptions, currently is limited to (1) 3% of the total voting stock of any one investment company, (2) 5% of the Fund’s total assets in any one investment company, and (3) 10% of the Fund’s total assets in the aggregate.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

EXCHANGE-TRADED FUNDS.  The Japan Fund and the Japan Small Cap Fund may invest in shares of exchange-traded investment companies (collectively, “ETFs”) that are typically designed to provide investment results corresponding to a securities or commodities index.  ETFs are frequently units of beneficial interest in an investment trust or are interests in an open-end investment company, in each case representing a portfolio of all or substantially all of the components of, and in substantially the same weighting as, the relevant benchmark index.  ETFs are designed to provide investment results that generally correspond to the price and yield performance of the components of the benchmark index.

The values of ETFs are subject to change as the values of their respective components fluctuate according to market volatility.  Investments in equity ETFs, for example, involve certain inherent risks generally associated with investments in a broad-based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund.  Moreover, a Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies in the weighting of securities.

EQUITY-LINKED SECURITIES.  The Japan Fund and the Japan Small Cap Fund may invest, to a limited extent, in equity-linked securities.  Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock.  To the extent a Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities.  Equity‑linked securities may be considered illiquid.

FIXED-INCOME SECURITIES.  The Japan Fund and the Japan Small Cap Fund may invest in corporate debt obligations and other fixed-income securities when management believes that such securities offer opportunities for capital appreciation.  Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer.  Certain securities purchased by a Fund may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower-yielding, higher-rated fixed-income securities.  Once the rating of a Fund security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

CORPORATE DEBT SECURITIES.  Corporate debt securities include corporate bonds, debentures, notes, and other similar instruments, including certain convertible securities.  Debt securities may be acquired with warrants attached.  Corporate income-producing securities also may include forms of preferred or preference stock.  The rate of interest on a corporate debt security may be fixed, floating, or variable, and may vary inversely with respect to a reference rate.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.  Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of gold bullion or other precious metals.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES.  The Japan Fund and the Japan Small Cap Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, or instrumentalities.  These securities also include debt obligations of supranational entities.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  One example of a supranational entity is the Asian Development Bank.

REPURCHASE AGREEMENTS.  Each of the Japan Fund and the Japan Small Cap Fund may enter into repurchase agreements, a form of lending.  Under repurchase agreements, a Fund purchases and simultaneously contracts to resell securities at an agreed upon time and price.  This results in a fixed rate of return for the Fund insulated from market fluctuations during such period.  The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.  The Funds’ custodian, or a sub-custodian employed in connection with tri-party repurchase agreement transactions, will have custody of and will segregate securities acquired by a Fund under a repurchase agreement.  In connection with its third-party repurchase transactions, a Fund will employ only eligible sub-custodians that meet the requirements set forth in section 17(f) of the 1940 Act.  Repurchase agreements maturing in more than seven days are considered illiquid securities.  The aggregate value of all of a Fund’s repurchase agreements may not exceed 33‑1/3% of the value of the Fund’s total assets, as repurchase agreements are considered by the staff of the SEC to be loans by a Fund.  Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

The Funds have adopted procedures designed to minimize the risks of loss from repurchase agreement transactions.  These procedures include a requirement that the Funds will enter into repurchase agreements only with U.S. banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Funds may invest and, in the case of tri-party repurchase agreements, U.S. Government Securities with a maturity of greater than one year, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.  The Funds will only invest in repurchase agreements that are fully collateralized, and SPARX Japan will monitor the value of the underlying securities to assure that the value always equals or exceeds the repurchase price.  In addition, SPARX Japan will monitor the creditworthiness of the issuing broker, dealer, or bank.

U.S. GOVERNMENT SECURITIES.  The Japan Fund and the Japan Small Cap Fund may invest in U.S. Treasury securities, which include Treasury bills, Treasury notes, and Treasury bonds that differ in their interest rates, maturities, and times of issuance.  Treasury bills have initial maturities of one year or less, Treasury notes have initial maturities of one to 10 years, and Treasury bonds generally have initial maturities of greater than 10 years.  In addition to U.S. Treasury securities, the Funds may invest in U.S. Government Securities.  Some U.S. Government Securities are supported by the full faith and credit of the U.S. Treasury, and others may be supported by the right of the issuer to borrow from the U.S. Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or only by the credit of the U.S. government agency or instrumentality.  These securities bear fixed, floating, or variable rates of interest.  While the U.S. government currently provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

ZERO COUPON, PAY-IN-KIND, AND STEP-UP SECURITIES.  The Japan Fund and the Japan Small Cap Fund may invest in zero coupon securities.  A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity.  The Funds may invest in pay-in-kind bonds, which are bonds that generally pay interest through the issuance of additional bonds.  The Funds also may purchase step‑up coupon bonds, which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities.  In addition, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.  Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

SHORT SELLING.  The Japan Fund and the Japan Small Cap Fund may, but do not currently intend to, engage in short selling.  In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security.  To complete a transaction, a Fund must borrow the security to make delivery to the buyer.  The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund, resulting in a loss or gain, respectively.  The Funds also may make short sales “against the box,” in which a Fund enters into a short sale of a security it owns.  If a Fund engaged in short sale transactions, it would not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets.  Until the Fund closes its short position or replaces the borrowed security, it will (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short or (2) otherwise cover its short position.

BANK BORROWING.  Each of the Japan Fund and the Japan Small Cap Fund may borrow from banks as long as it maintains continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings, including reverse repurchase agreements) of 300% of all amounts borrowed.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.  The Funds do not currently intend to borrow money for investment purposes (leverage).

FORWARD COMMITMENTS.  The Japan Fund and the Japan Small Cap Fund may purchase securities on a forward commitment, when-issued, or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase.  The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when a Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.  A Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments.

Securities purchased on a forward commitment, when-issued, or delayed-delivery basis are subject to changes in value (generally appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities purchased on a forward commitment, when-issued, or delayed-delivery basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a forward commitment, when-issued, or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment, when-issued, or delayed‑delivery basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its NAV per share.

SECURITIES LENDING.  The Japan Fund and the Japan Small Cap Fund may, but do not currently intend to, lend securities from their portfolio to brokers, dealers, and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, a Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends, or other distributions payable on the loaned securities.  The Fund also has the right to terminate a loan at any time.  The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon.  Loans of portfolio securities may not exceed 33‑1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan).  The Fund will receive collateral consisting of cash, U.S. Government Securities, or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee.  If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment.  Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the portfolio managers to be of good financial standing.  In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  The Funds will minimize this risk by limiting the investment of cash collateral to repurchase agreements or other high‑quality instruments with short maturities.

DERIVATIVES.  The Japan Fund and the Japan Small Cap Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund’s performance.  No assurance can be given that any of these instruments will be available to the Funds on a cost-effective basis, that they will be used, or that, if used, they will achieve the intended result.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss.  A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  In contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, the portfolio managers will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

FUTURES TRANSACTIONS.

General

The Japan Fund and the Japan Small Cap Fund may enter into futures contracts in U.S. domestic markets or, if applicable, on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes.  Transactions on foreign exchanges may include commodities that are traded on domestic exchanges or those which are not.  Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission, a U.S. government agency (the “CFTC”).

Engaging in these transactions involves risk of loss to a Fund, which could adversely affect the value of the Fund’s net assets.  Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses.

Successful use of futures by a Fund also is subject to the ability of the portfolio managers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract.  For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities it has hedged because it will have offsetting losses in its futures positions.  Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.  The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, a Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives.  To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price.  In addition, the segregation of such assets will have the effect of limiting the Fund’s ability otherwise to invest those assets.

Specific Futures Transactions

The Japan Fund and the Japan Small Cap Fund may purchase and sell currency, stock index, and interest rate futures contracts.  A currency future obligates a Fund to purchase or sell an amount of a specific currency at a future date at a specific price.  A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.  An interest rate future obligates a Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

OPTIONS.

General

The Japan Fund and the Japan Small Cap Fund may purchase call and put options and may write (sell) covered call and put option contracts.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets.  A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken.  The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.  A Fund receives a premium from writing covered call or put options that it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders, or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions

The Japan Fund and the Japan Small Cap Fund may purchase and sell call and put options in respect of currencies, specific securities (or groups or “baskets” of specific securities), or stock indices listed on national securities exchanges or traded in the over-the-counter market.  Options on currencies convey the right to buy or sell the underlying currency at a price that is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.  An option on a stock index is similar to an option in respect to specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.  Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

The Funds may purchase cash-settled options on equity index swaps in pursuit of its investment objective.  Equity index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends.  A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Successful use by a Fund of options will be subject to the ability of the portfolio managers to predict correctly movements in the prices of individual stocks, the stock market generally or currencies.  To the extent such predictions are incorrect, the Fund may incur losses.

SWAPS.  The Japan Fund and the Japan Small Cap Fund may enter into currency, equity, interest rate, and index swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Funds had invested directly in the asset that yielded the desired return.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (the return on or increase in value of a particular dollar amount invested at a particular interest rate) or in a “basket” of securities representing a particular index.  Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  These transactions do not involve the delivery of securities or other underlying assets or principal.  Accordingly, the risk of loss with respect to swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make.  If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

FOREIGN CURRENCY TRANSACTIONS.  The Japan Fund and the Japan Small Cap Fund may, but are not obligated to, hedge their exposure to foreign currencies.  The Funds also may seek to gain exposure to the foreign currency in an attempt to realize gains.  A Fund’s success in these transactions will depend principally on the ability of the portfolio managers to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

FUTURE DEVELOPMENTS.  The Japan Fund and the Japan Small Cap Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives that are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.  Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure in its Prospectus or SAI.

SIMULTANEOUS INVESTMENTS.  Certain inherent conflicts of interest may arise from the fact that SPARX Japan or its affiliates may carry on substantial investment activities (including activities that employ substantially similar strategies as the Japan Fund and the Japan Small Cap Fund) for other client accounts, discretionary accounts, and other pooled investment vehicles, for their own accounts, and for others.  Investment decisions for each of the Japan Fund and the Japan Small Cap Fund are made independently from each other and from those for other clients advised by SPARX Japan or its affiliates, and the Funds will have no interest in these activities.  If, however, such other Fund or clients desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.  In addition, when purchases or sales of the same security for the Japan Fund or the Japan Small Cap Fund and other client accounts managed by SPARX Japan occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases and sales.  The Funds, together with other clients advised by the portfolio managers and affiliates of SPARX Japan, may own large positions the size of which, depending on market conditions, may affect adversely a Fund’s ability to dispose of some or all of its positions should it desire to do so.

FOCUS FUND, EQUITY AND INCOME FUND, GAS UTILITY FUND, SMALL CAP FINANCIAL FUND, LARGE CAP FINANCIAL FUND, AND TECHNOLOGY FUND

CASH AND SHORT-TERM SECURITIES.  The Funds may invest in cash and short-term instruments that may include high-grade liquid debt securities such as variable amount master demand notes, commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements that mature in less than seven days, and obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities.  Bankers’ acceptances are instruments of the U.S. banks that are drafts or bills of exchange “accepted” by a bank or trust company as an obligation to pay on maturity.  Money market instruments may carry fixed, variable, or floating interest rates.  A security’s credit may be enhanced by a bank, insurance company, or other entity.  Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds.  If the structure does not perform as intended, adverse tax or investment consequences may result.  With respect to each Fund, there may be times when, in the opinion of the Investment Manager, adverse market conditions exist, and it believes that the return on certain money market type instruments would be more favorable than that obtainable through a Fund’s normal investment programs.  Accordingly, for temporary defensive purposes, each Fund may hold up to 100% of its total assets in cash and short-term obligations.  To the extent that a Fund’s assets are so invested, they will not be invested so as to meet its investment objective.

U.S. TREASURY SECURITIES.  U.S. Treasury securities are direct obligations of the U.S. government and are backed by the full faith and credit of the U.S. Treasury.  U.S. Treasury securities differ only in their interest rates, maturities, and dates of issuance.  Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to 10 years, and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.  Yields on short-, intermediate-, and long-term U.S. Treasury securities are dependent on a variety of factors, including the general economic conditions, monetary policy, the size of a particular offering, and the maturity of the obligation.

GOVERNMENT AGENCY SECURITIES.  Government agency securities, often called agencies, are indirect obligations of the U.S. government, and are issued by federal agencies and government-sponsored corporations under authority from Congress.  Government agency securities may be backed by the full faith and credit of the federal government, which is the case with Government National Mortgage Association and Small Business Administration certificates, but are more often issued or guaranteed by the sponsoring agency.  Examples of government agency securities include the Export-Import Bank of the United States, the Federal Home Loan Banks, and the Federal Farm Credit System Banks.

GOVERNMENT-SPONSORED ENTERPRISES.  Government-sponsored enterprises are characterized as being privately owned and publicly chartered.  These enterprises were created by the U.S. government to help certain important sectors of the economy reduce their borrowing costs.  The U.S. government does not directly back government-sponsored enterprise securities, although in some instances government-sponsored enterprise securities may benefit from indirect support.  Freddie Mac and Fannie Mae are examples of government‑sponsored enterprise securities.

On September 6, 2008, the Federal Housing Finance Authority (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship under its authority with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition.  Since 2009, Fannie Mae and Freddie Mac have also each received significant capital support through the U.S. Treasury’s purchase of their stock and Federal Reserve loans, and the U.S. Treasury has announced that it expects to continue providing such support in order to prevent either Fannie Mae or Freddie Mac from having negative net worth. Despite these measures, there can be no assurance that Fannie Mae and Freddie Mac will remain successful in meeting their financial commitments under the debt obligations that they issue or guarantee.

RISKS ASSOCIATED WITH INVESTING IN U.S. GOVERNMENT SECURITIES. The U.S. government is considered to be the best credit-rated issuer in the debt markets.  Since U.S. Treasury securities are direct obligations of the U.S. government, they are considered to have minimal credit risk.  While most other government-sponsored securities are not direct obligations of the U.S. government (although some are guaranteed by the U.S. government), they also offer little credit risk.

However, another type of risk that may affect a Fund is market and interest rate risk.  For example, debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. Government Securities generally varies inversely with changes in market interest rates.  An increase in interest rates, therefore, would generally reduce the market value of any U.S. Government Security held by the Funds, while a decline in interest rates would generally increase the market value of such investment.

BANK MONEY MARKET INSTRUMENTS. Bank money market instruments are short-term obligations of depository institutions that provide high liquidity and a relatively low risk way to earn interest on cash reserves.

RISKS OF BANK MONEY MARKET INSTRUMENTS. Bank deposits and CDs are insured to $250,000 per depositor by the Bank Insurance Fund and the Savings Association Insurance Fund, units of the

Federal Deposit Insurance Corporation (“FDIC”), and by the National Credit Union Administration (“NCUA”).  The FDIC and NCUA are federally sponsored agencies.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement where the Funds acquire a debt security from a commercial bank or broker-dealer with the understanding that the Fund will sell the instrument back at an agreed-upon price and date (normally, the next business day).  Essentially, a repurchase agreement may be considered a loan backed by securities.  The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Funds.  In these transactions, the value of the securities acquired by the Fund (including accrued interest earned) must be greater than the value of the repurchase agreement itself.  The securities are held by the Funds’ custodian bank until repurchased.

REASONS TO USE REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements secured by securities issued or guaranteed by the U.S. government, its agencies and government‑sponsored enterprises (i) for defensive purposes due to market conditions or (ii) to generate income from the Funds’ excess cash balances.  The Funds will only enter into repurchase agreements with member banks of the Federal Reserve System or primary dealers of U.S. Government Securities.

RISKS OF REPURCHASE AGREEMENTS.  The use of repurchase agreements involves certain risks.  For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss when the security is sold.  If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Funds not within the control of the Funds.  Consequently, the Funds may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.  While the Investment Manager acknowledges these risks, it is expected that these risks can be controlled through monitoring procedures.  These procedures include effecting repurchase transactions only with large, well-capitalized, and well-established financial institutions whose condition will be continually monitored.  In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned in the repurchase agreement.

REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund’s investment restrictions.  Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker‑dealers, and agree to repurchase the securities at the mutually agreed-upon date and price.  The Funds intend to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions.  When a Fund enters into a reverse repurchase agreement, it will maintain a sufficient level of assets to cover the reverse repurchase agreement, in accordance with the 1940 Act and related guidance issued by the SEC.  Such assets will include U.S. Government Securities or other liquid, high-grade debt securities.

RISKS OF REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.  Reverse repurchase agreements are considered to be borrowing by a Fund under the 1940 Act.

FOREIGN INVESTMENTS. The Funds may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depositary Receipts, European Depositary Receipts (“EDRs”), and Global Depositary Receipts and securities purchased on foreign securities exchanges and over-the-counter.

Depositary receipts are not usually denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

Other permissible investments include: Eurodollar Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits, which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.  Such investments may subject the Funds to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.

RISKS OF FOREIGN INVESTMENTS.  The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.  In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers, and securities markets may be subject to less government supervision.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.  Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays.  It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that the Investment Manager will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries.  Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to U.S. persons.  Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

ILLIQUID INVESTMENTS, RESTRICTED SECURITIES, AND LIQUIDITY RISK.  Each Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities that do not meet the criteria for liquidity established by the Board of Trustees.  Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business, within seven days, at approximately the prices at which they are valued.  Under the supervision of the Board of Trustees, the Investment Manager determines the liquidity of each Fund’s investments and, through reports from the Investment Manager, the Board of Trustees monitors investments in illiquid instruments.  In determining the liquidity of a Fund’s investments, the Investment Manager may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment).  Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days.  Also, the Investment Manager may determine some over-the-counter options, restricted securities, loans and other direct debt instruments, and swap agreements to be illiquid.  In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith in accordance with procedures established by the Board of Trustees.  If, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted securities are securities that cannot be sold to the public without registration under the 1933 Act.  Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.  The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a position of the staff of the SEC set forth in the adopting release for Rule 144A.  Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws.  Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers.  Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A.  The Trustees determine the liquidity of certain restricted securities, including Rule 144A securities and foreign securities.

The Trustees consider the following criteria in determining the liquidity of certain restricted securities: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades.  The Trustees have delegated to the Investment Manager the daily function of determining and monitoring the liquidity of restricted securities pursuant to the above criteria and guidelines adopted by the Trustees.  The Trustees will continue to monitor and periodically review the Investment Manager’s selection of Rule 144A securities as well as any determinations as to their liquidity.

Liquidity risk is the risk that, due to certain investments being illiquid or trading at lower volumes, or due to market and economic conditions, the Funds may be unable to find a buyer for their investments when they seek to sell them or to receive the price they expect based on the Funds’ valuation of the investments.  Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Funds’ investments when they need to dispose of them.  If the Funds are forced to sell their investments at an unfavorable time or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Funds.  Liquidity issues may also make it difficult to value the Funds’ investments.

SECURITIES LENDING.  Each Fund may lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities.  A Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government Securities.  This collateral must be valued daily, and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund.  During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement.  Loans will be subject to termination by the Fund or the borrower at any time.  While a Fund will not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment.  A Fund will only enter into loan arrangements with broker-dealers, banks, or other institutions that the Investment Manager has determined are creditworthy under guidelines established by the Trustees.  Each Fund will limit its securities lending to 33‑1/3% of total assets.

RISKS OF SECURITIES LENDING. Each Fund will enter into securities lending and repurchase transactions only with nationally recognized brokers, banks, dealers, or other financial institutions.  In the event of a default or bankruptcy by a seller or borrower, the Fund will promptly liquidate collateral.  However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of the seller or borrower were less than the seller’s or borrower’s obligation, the Fund could suffer a loss.

BORROWING.  Each Fund may enter into commitments to purchase securities in accordance with their investment programs, including when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33‑1/3% of each Fund’s total assets.  Additionally, each Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of each Fund’s total assets at the time when the loan is made.

FOCUS FUND, EQUITY AND INCOME FUND, SMALL CAP FINANCIAL FUND, LARGE CAP FINANCIAL FUND, AND TECHNOLOGY FUND

CONVERTIBLE SECURITIES.  The Funds may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks.  The Funds may invest in convertible securities that may offer higher income than the common stocks into which they are convertible.  The convertible securities in which the Funds may invest consist of bonds, notes, debentures, and preferred stocks that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock.  A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party.  Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security.  If the issuer chooses to do so, this action could have an adverse effect on the Fund’s ability to achieve its investment objectives.

ASSET-BACKED SECURITIES.  Asset-backed securities include pools of mortgages, loans, receivables, or other assets.  Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.  The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

MORTGAGED-BACKED SECURITIES.  The Funds may invest in securities that directly or indirectly represent participations in, are collateralized by, or are payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”).

Mortgage-Backed Securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“Ginnie Mae”) and government-related organizations such as Fannie Mae and Freddie Mac, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies.  Although certain Mortgage-Backed Securities are guaranteed by third parties or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.  If the Investment Manager purchases a Mortgage-Backed Security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral.  As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates.  However, though the value of a Mortgage-Backed Security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment.  For this and other reasons, a Mortgage-Backed Security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to a Fund.  In addition, regular payments received in respect of Mortgage-Backed Securities include both interest and principal.  No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue Mortgage-Backed Securities and among the securities that they issue.  Mortgage-Backed Securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates that are guaranteed as to the timely payment of principal and interest by Ginnie Mae.  This guarantee is backed by the full faith and credit of the United States.  Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development.  Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-Backed Securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) that are guaranteed as to timely payment of the principal and interest by Fannie Mae.  Fannie Maes are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States.  Fannie Mae is a government-sponsored organization owned entirely by private stockholders.  Mortgage-Backed Securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Mac PC’s”).  Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks.  Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or any Federal Home Loan Bank.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac.  Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Funds may also invest in Mortgage-Backed Securities that are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans and derivative multiple-class mortgage-backed securities.

Rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Funds may have invested or may in the future invest), and may continue to do so in the future.  If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

STRUCTURED SECURITIES.  Structured securities employ a trust or other similar structure to modify the maturity, price characteristics or quality of financial assets.  For example, structural features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability.  If the structure does not perform as intended, adverse tax or investment consequences may result.  Neither the Internal Revenue Service (“IRS”) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities.  Future tax or other regulatory determinations could adversely affect the value, liquidity or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.  The payment of principal and interest on structured securities may be largely dependent on the cash flows generated by the underlying financial assets.

VARIABLE OR FLOATING RATE SECURITIES.  Variable or floating rate securities provide for periodic adjustments of the interest rate paid.  Variable rate securities provide for a specific periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate.  Some variable or floating rate securities have put features.

SWAP AGREEMENTS.  Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates.  Swap agreements can take many different forms and are known by a variety of names.  The Funds are not limited to any particular form of swap agreement if the Investment Manager determines it is consistent with a Fund’s investment objective and policies.

 In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.  For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level.  An interest rate collar combines elements of buying a cap and selling a floor.

 Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another.  For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.  Caps and floors have an effect similar to buying or writing options.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price.

 The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determine the amounts of payments due to and from a Fund.  If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.  In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.  Each Fund expects to be able to eliminate its exposure under swap agreements whether by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Each Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements.  If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement.  If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

 INDEXED SECURITIES.  The Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators.  Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.  Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers.  Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.  Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.  Indexed securities may be more volatile than the underlying instruments.

STRIPPED SECURITIES.  The Funds may purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”).  These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank.  The custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts and arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).

STRIPS, CUBES, TRs, TIGRs, and CATS are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes.  Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations.  Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion.  REFCORP Strips are eligible investments for the Funds.

ZERO COUPON BONDS.  The Funds may purchase zero coupon bonds.  Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments.  The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations.  This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future.  For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, whose fluctuation increases the longer the period of maturity.  Although zero coupon bonds do not pay interest to holders prior to maturity, U.S. federal income tax law requires a Fund to recognize as interest income a portion of the bond’s discount each year, and this income must then be distributed to shareholders along with other income earned by the Fund.  To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares or sales of portfolio securities.  In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

REAL ESTATE-RELATED INVESTMENTS.  Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings.  Real estate-related instruments are sensitive to factors such as real estate values, property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.  Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

LOWER-RATED DEBT SECURITIES.  The Funds may purchase lower-rated debt securities, commonly referred to as “junk bonds” (those rated below the fourth highest grade by a nationally recognized statistical ratings organization (“NRSRO”) and non-rated securities judged by the Investment Manager to be of equivalent quality), that have poor protection with respect to the payment of interest and repayment of principal, or that may be in default.  These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay.  The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold.  If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services.  Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last‑sale information are available.  Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Fund’s ability to sell these securities.

Since the risk of default is higher for lower-rated debt securities, the Investment Manager’s research and credit analysis are an especially important part of managing securities of this type held by the Funds.  In considering investments for the Funds, the Investment Manager will attempt to identify those issuers of high‑yielding debt securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future.  The analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its right as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.

LOANS AND OTHER DEBT INSTRUMENTS.  Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates (loans and loan participation), to suppliers of goods or services (trade claims or other receivables), or to other parties.  Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Funds in the event of fraud or misrepresentation.  In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary.  Direct debt instruments may also include standby financing commitments that obligate the Funds to supply additional cash to the borrower on demand.

FOREIGN CURRENCY TRANSACTIONS.  Each Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price.  A Fund will convert currencies on a spot basis from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Each Fund may use currency forward contracts for any purpose consistent with its investment objective.  The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.  The Funds may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received.  This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.”  The Funds may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Investment Manager.

The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency.  For example, if a Fund owned securities denominated in euro, it could enter into a forward contract to sell euro in return for U.S. dollars to hedge against possible declines in the euro’s value.  Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  A Fund could also hedge the position by selling another currency expected to perform similarly to the euro.  This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another.  This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency.  For example, if a Fund held investments denominated in euro, the Fund could enter into forward contracts to sell euro and purchase Japanese yen.  This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another.  Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts.  As required by SEC guidelines, the Funds will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative.  The Funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies will depend on the Investment Manager’s skill in analyzing and predicting currency values.  Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as anticipated.  For example, if a currency’s value rose at a time when the Investment Manager had hedged a Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency’s appreciation.  If a Fund hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem.  Similarly, if the Investment Manager increases a Fund’s exposure to a foreign currency and that currency’s value declines, the Fund will realize a loss.  There is no assurance that the use of currency management strategies will be advantageous to a Fund or that it will hedge at an appropriate time.

FUTURES CONTRACTS.  The Funds may enter into futures contracts, options on futures contracts, and stock index futures contracts and options thereon for bona fide hedging purposes.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or index at a specified future time and at a specified price.  A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  Futures exchanges and trading are regulated under the Commodity Exchange Act (“CEA”) by the CFTC.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.  Closing out an open futures position is done by taking an opposite position (“buying” a contract that has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position.  A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.  The acquisition of put and call options on futures contracts will, respectively, give the Funds the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.  Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or U.S. Government Securities with a broker or custodian to initiate and maintain open positions in futures contracts.  A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date.  Minimal initial margin requirements are established by the futures exchange and may be changed.  Brokers may establish deposit requirements that are higher than the exchange minimums.  Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.  Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.  Variation margin payments are made to and from the futures broker for as long as the contract remains open.  A Fund expects to earn interest income while its margin deposits are held pending performance on the futures contract.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek, through the sale of futures, contracts to offset a decline in the value of its portfolio securities.  When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

A Fund’s ability to effectively utilize futures trading depends on several factors.  First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index.  Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date.  Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS.  A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC.  Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under SEC rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit).  For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under SEC rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).  However, segregation of assets is not required if a Fund “covers” a long position.  For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.  In addition, where a Fund takes short positions or engages in sales of call options, it need not segregate assets if it “covers” these positions.  For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract.  A Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established.  When a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract.  A Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, the extent to which a Fund may enter into transactions involving futures contracts may be limited by the Code’s requirements for qualification as a registered investment company and the Fund’s intention to qualify as such.

RISK FACTORS IN FUTURES TRANSACTIONS.  Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close a futures position.  In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin.  In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds.  The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them.  A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.  Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions.  A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.  However, because the futures strategies engaged in by a Fund are only for hedging purposes, it is expected that the Fund is generally not subject to risks of loss exceeding those that would be undertaken if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by a Fund involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged.  It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities.  There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

OPTIONS.  The Funds may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices.

COVERED CALL OPTIONS.  A Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone.  Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date.  A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges) or has the right to acquire such securities through immediate conversion of securities.

In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option.  The Fund retains the risk of loss should the price of such securities decline.  If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security.  If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction.  A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise.  Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security.  Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

COVERED PUT OPTIONS.  A Fund may write covered put options in order to enhance its current return.  Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase.  A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.  A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option.  By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by a closing purchase transaction.  Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

PURCHASING PUT AND CALL OPTIONS.  A Fund may also purchase put options to protect portfolio holdings against a decline in market value.  This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price.  In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay.  These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy.  Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to attempt to enhance its current return.

OPTIONS ON FOREIGN SECURITIES.  The Funds may purchase and sell options on foreign securities if the Investment Manager believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objectives.  It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities.  However, position limits and other rules of foreign exchanges may differ from those in the United States.  In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

RISKS INVOLVED IN THE SALE OF OPTIONS.  Options transactions involve certain risks, including the risks that the Investment Manager will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, and that hedging transactions may not accomplish their purpose because of imperfect market correlations.  The successful use of these strategies depends on the ability of the Investment Manager to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series.  There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position.  As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Investment Manager believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund’s use of options.  The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert.  It is possible that the Trust and other clients of the Investment Manager may be considered such a group.  These position limits may restrict the Funds’ ability to purchase or sell options on particular securities.

Options that are not traded on national securities exchanges may be closed out only with the other party to the option transaction.  For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

Government regulations, particularly the requirements for qualification as a “regulated investment company” under the Code, may also restrict the Funds’ use of options.

SPECIAL EXPIRATION PRICE OPTIONS.  The Funds may purchase OTC puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Funds in effect may create a custom index relating to a particular industry or sector that the Investment Manager believes will increase or decrease in value generally as a group.  In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option.  Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium.  However, if the value of the underlying security increases (or decreases) by a pre-negotiated amount, the special expiration price option is canceled and becomes worthless.  A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised.  Brokerage commissions and other transaction costs will reduce a Fund’s profits if the special expiration price options are exercised.  A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets and will limit premiums paid for such options in accordance with state securities laws.

LEAPS.  The Focus Fund may purchase certain long-term exchange-traded equity options called Long‑Term Equity Anticipation Securities (“LEAPs”).  LEAPs provide a holder the opportunity to participate in the underlying securities’ appreciation in excess of a fixed dollar amount.  The Focus Fund will not purchase these options with respect to more than 25% of the value of its net assets.

LEAPs are long-term call options that allow holders the opportunity to participate in the underlying securities’ appreciation in excess of a specified strike price without receiving payments equivalent to any cash dividends declared on the underlying securities.  A LEAP holder will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP will be exercisable at any time the price of the underlying stock is above the strike price.  However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP will expire and be worthless.

SHORT SALES.  Each Fund may seek to hedge investments or realize additional gains through the use of short sales.  Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.  A Fund also will incur transaction costs in effecting short sales.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position.  Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with other liquid assets.  The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract due to, for instance, its insolvency or bankruptcy.  In such instances, the Fund may not be able to substitute or sell the pledged collateral.  Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligation.  This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

INVESTMENT COMPANY SECURITIES.  The Funds may invest in other investment companies to the extent permitted by the 1940 Act, other applicable law, or SEC exemption.  Investment companies include other open-end investment companies, closed-end investment companies, unit investment trusts, and ETFs, which may be organized as either open-end investment companies or unit investment trusts, all of which are professionally managed portfolios.  As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that the Funds incur directly in connection with their own operations.  Shareholders would also be exposed to the risks associated not only to the investments of the Fund but also to the portfolio investments of the underlying investment companies.  Certain types of investment companies, such as closed end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value.  Others are continuously offered at net asset value but also may be traded in the secondary market.

WHEN-ISSUED SECURITIES.  Each Fund may purchase securities on a when-issued or delayed‑delivery basis.  These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time.  When a Fund agrees to purchase securities on a when-issued basis, the Fund’s custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund’s commitment.  Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt.  A Fund engages in when-issued and delayed‑delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage.  In when-issued and delayed‑delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

RIGHTS AND WARRANTS.  The Technology Fund may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of warrants involves the risk that the Technology Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

INITIAL PUBLIC OFFERINGS.  Each Fund may invest in securities issued in an IPO, which is a company’s first offering of stock to the public.  Shares are given a market value reflecting the company’s assets and expectations for future growth.  IPO securities will typically be sold when the portfolio managers believe their market price has reached full value and may be sold shortly after purchase.

RISKS OF INITIAL PUBLIC OFFERINGS.  Each Fund that invests in IPO shares is subject to market risk and liquidity risk.  The market value of IPO shares will fluctuate considerably due to facts such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited public information about the issuer.  The purchase of IPO shares by the Fund may involve high transaction costs.  When a fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the fund.

ALL FUNDS

CYBERSECURITY RISKS.  With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Funds are susceptible to operational, information security, and related risks.  In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Funds to lose proprietary information, suffer data corruption, suffer physical damage to a computer or network system, or lose operational capacity.  Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks, or devices that are used to service the Funds’ operations (e.g., through “hacking,” “phishing,” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ website (i.e., efforts to make network services unavailable to intended users).  In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cybersecurity incidents affecting the Investment Manager, other service providers to the Funds, or their shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents, and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Funds and their shareholders, interference with the Funds’ ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Funds to process transactions (including fulfillment of subscriptions and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information), and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, or additional compliance costs.  Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers), and other parties.

EXCLUSION FROM COMMODITY POOL OPERATOR DEFINITION.  The Investment Manager has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO with respect to the Funds.  In addition, with respect to the Funds, the Investment Manager is relying upon a related exclusion from the definition of “commodity trading advisor” under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require each Fund, among other things, to adhere to certain limits on its investments in “commodity interests.”  Commodity interests include commodity futures, commodity options, and swaps, which in turn include non-deliverable currency forward contracts.  Because the Investment Manager and the Funds intend to comply with the terms of the CPO exclusion, a Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments.  No Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets.  The CFTC has neither reviewed nor approved the Investment Manager’s or the Funds’ reliance on these exclusions, the Funds’ investment strategies, or this SAI.

Generally, the exclusion from CPO regulation on which the Investment Manager relies requires each Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or

(2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions).  In addition to meeting one of these trading limitations, no Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options, or swaps markets.  If, in the future, a Fund can no longer satisfy these requirements, the Investment Manager may need to withdraw its notice claiming an exclusion from the definition of a CPO.  If the Investment Manager were required to do that and could not find another exemption, then the Investment Manager would be subject to registration and regulation as a CPO in accordance with CFTC rules that apply to CPOs of registered investment companies.  Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements based on the Investment Manager’s compliance with comparable SEC requirements. However, in the event the Investment Manager had to register as a CPO, the Funds might incur additional compliance and other expenses as a result of CFTC regulations governing commodity pools and CPOs.

DISCUSSION OF INDEX METHODOLOGY – GAS UTILITY FUND

The American Gas Association Stock Index (the “AGA Stock Index”) is comprised of the common stock of approximately 53 publicly traded companies whose securities are traded on a U.S. stock exchange (exclusive of treasury stock), and are members of the American Gas Association (“AGA”).  While securities in such companies will be domestic U. S. securities, they may include domestic securities of foreign companies, such as ADRs, EDRs, or GDRs.  These companies are engaged in varying degrees in the distribution or transmission of natural gas.  The actual computations required to produce the AGA Stock Index are performed by ScottMadden, Inc. (“ScottMadden”), successor‑in‑interest to Sussex Economic Advisors, LLC, for AGA pursuant to a contractual agreement between AGA and ScottMadden.  AGA has ultimate responsibility to ensure that ScottMadden’s calculations are performed according to its Administrative Services Agreement with the Fund.

The AGA Stock Index is computed at least monthly by multiplying the number of outstanding shares of common stock of each AGA member company by the closing market price per share at the AGA Stock Index date.  This product then is multiplied by the percentage of each company’s assets devoted to natural gas distribution and transmission, or when this information is not available, by the percentage of property, plant, and equipment (PP&E) devoted to natural gas distribution and transmission.  This computation is done to recognize the natural gas component of the company’s asset base.  The result is each company’s “gas market capitalization value.”  All the companies’ gas market capitalization values are totaled.  This summation results in a base number called the “industry’s gas market capitalization value.”  Each company’s stock percentage within the AGA Stock Index is determined by dividing the company’s gas market capitalization value by the industry’s gas market capitalization value.  The “gas market capitalization value” for each company will be recalculated at least annually.  In computing the AGA Stock Index, individual stocks will be limited to no more than 5% of the AGA Stock Index.  Therefore in calculating the AGA Stock Index, any representation in the AGA Stock Index exceeding 5% will be reallocated.  The Investment Manager seeks to purchase sufficient shares of each company’s stock such that its proportion of the Fund’s assets will substantially equal that stock’s proportion of the AGA Stock Index.  The Investment Manager will monitor the Fund’s securities holdings so that those holdings reflect the composition of the AGA Stock Index.  As market conditions dictate and as significant shareholder purchases and redemptions occur, the Investment Manager will buy or sell stocks to maintain holdings of each stock to reflect proper weightings within the AGA Stock Index.

In both rising and falling markets, the Fund attempts to achieve a correlation of monthly returns with the AGA Stock Index of approximately 95% or better.  A correlation of 100% would mean the total return of the Fund’s assets would increase and decrease exactly the same as the total return of the AGA Stock Index.  For the fiscal year ended October 31, 2017 (“fiscal year 2017”), the Gas Utility Fund achieved a correlation with the AGA Stock Index of 99.9% after expenses.  Since the AGA Stock Index weightings change in very small amounts during the trading day, continual small adjustments would be needed to track the AGA Stock Index exactly.  Furthermore, purchases and sales of every stock within the AGA Stock Index would be necessary as contributions and redemptions to the Fund are made.  To minimize brokerage and transaction expenses, the Investment Manager will make adjustments to the Fund in accordance with the following methodology.  Comparison of the actual composition of the Fund to the theoretical target will be made daily.  Generally, adjustments to the holdings of any single stock will be made at least weekly whenever the actual proportion of that stock in the Fund varies by more than 0.5% of the weighting of that stock in the AGA Stock Index.  The percentage of each stock holding is based on the Fund’s net asset value.  For example, if Stock A represented 3% of the total weighting in the AGA Stock Index at the close of business, adjustments to the holdings of Stock A will be made if the value of Stock A is greater than 3.5% or less than 2.5% of the net assets.  Adjustments may be made at other times when these tolerances are not exceeded if the adjustment can be made without incurring, in the Investment Manager’s view, unreasonable transaction expenses.

TRUSTEES AND OFFICERS

MANAGEMENT INFORMATION

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  The Board of Trustees has also from time to time appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future.  There are currently three Advisers to the Board of Trustees: Brian Alexander, Doug Franklin, and Claire Knoles.  As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non‑voting participants.  Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below.  The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees the 14 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.

Name, (Year of Birth), and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held Outside of Fund Complex During Past Five Years[1]

Disinterested Trustees and Advisers

J. Dennis DeSousa (1936) Trustee	January 1996	Mr. DeSousa is a real estate investor.	None.

Robert T. Doyle (1947) Trustee	January 1996	Mr. Doyle has been the Sheriff of Marin County, California since 1996.	None.

Gerald P. Richardson (1945) Trustee	May 2004	Mr. Richardson is an independent consultant in the securities industry.	None.

Brian Alexander (1981) Adviser to the Board	March 2015
Mr. Alexander has served as the Vice President of Strategy for the Sutter Health Valley Area since 2016, which includes 11 hospitals, 13 ambulatory surgery centers, 16,000 employees, and 1,900 physicians.  Having joined the organization in 2011, Mr. Alexander previously served as Sutter Novato Community Hospital’s Chief Administrative Officer from 2013 through 2016 and as a Director of Strategy within Sutter’s West Bay Region from 2011 through 2012.
None.

Doug Franklin (1964) Adviser to the Board	March 2016
Mr. Franklin is a retired insurance industry executive.  From 1987 through 2015, he was employed by the Allianz-Fireman’s Fund Insurance Company in various positions, including as its Chief Actuary and Chief Risk Officer.
None.

Name, (Year of Birth), and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held Outside of Fund Complex During Past Five Years[1]

Claire Knoles (1974) Adviser to the Board	December 2015
Ms. Knoles is a founder of Kiosk and has served as its Chief Operating Officer since 2004.  Kiosk is a full service marketing agency with offices in the San Francisco Bay Area, Toronto, and Liverpool, UK.
None.

Interested Trustee[2]

Neil J. Hennessy (1956) Trustee, Chairman of the Board, Chief Investment Officer, Portfolio Manager, and President	January 1996 as a Trustee and June 2008 as an Officer	Mr. Neil Hennessy has been employed by Hennessy Advisors, Inc. since 1989 and currently serves as its Chairman and Chief Executive Officer.	Hennessy Advisors, Inc.

Name, (Year of Birth), and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years

Officers

Teresa M. Nilsen (1966) Executive Vice President and Treasurer	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc. since 1989 and currently serves as its President, Chief Operating Officer, and Secretary.

Daniel B. Steadman (1956) Executive Vice President and Secretary	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc. since 2000 and currently serves as its Executive Vice President.

Brian Carlson (1972) Senior Vice President and Head of Distribution	December 2013
Mr. Carlson has been employed by Hennessy Advisors, Inc. since December 2013 and currently serves as its Chief Compliance Officer and Senior Vice President.  Mr. Carlson was previously a co‑founder and principal of Trivium Consultants, LLC from February 2011 through November 2013.

Jennifer Cheskiewicz (1977)[3] Senior Vice President and Chief Compliance Officer	June 2013
Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc. as its General Counsel since June 2013.  She previously served as in-house counsel to Carlson Capital, L.P., an SEC‑registered investment advisor to several private funds, from February 2010 to May 2013.

David Ellison (1958)[4] Senior Vice President and Portfolio Manager	October 2012
Mr. Ellison has been employed by Hennessy Advisors, Inc. since October 2012.  He has served as a Portfolio Manager of the Hennessy Small Cap Financial Fund and the Hennessy Large Cap Financial Fund since inception.  Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from its inception until February 2017.  Mr. Ellison served as Director, CIO and President of FBR Fund Advisers, Inc. from December 1999 to October 2012.

Ryan Kelley (1972)[5] Vice President and Portfolio Manager	March 2013
Mr. Kelley has been employed by Hennessy Advisors, Inc. since October 2012.  He has served as a Portfolio Manager of the Hennessy Gas Utility Fund, the Hennessy Small Cap Financial Fund, and the Hennessy Large Cap Financial Fund since October 2014.  He served as Co‑Portfolio Manager of the same funds from March 2013 through September 2014, and as a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013.  Mr. Kelley has also served as a Portfolio Manager of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, and the Hennessy Cornerstone Value Fund and as a Co‑Portfolio Manager of the Hennessy Technology Fund since February 2017.  Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from January 2008 to October 2012.

Name, (Year of Birth), and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years

Brian Peery (1969) Senior Vice President and Portfolio Manager	March 2003 as an Officer and February 2011 as a Co‑Portfolio Manager or Portfolio Manager
Mr. Peery has been employed by Hennessy Advisors, Inc. since 2002.  He has served as a Portfolio Manager of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, and the Hennessy Balanced Fund since October 2014.  He served as Co‑Portfolio Manager of the same funds from February 2011 through September 2014.  Mr. Peery has also served as a Portfolio Manager of the Hennessy Gas Utility Fund since February 2015 and as Lead Portfolio Manager of the Hennessy Technology Fund since February 2017.

Daniel P. Hennessy (1990) Assistant Vice President and Associate Analyst	December 2016
Mr. Daniel Hennessy has been employed by Hennessy Advisors, Inc. since 2015.  He has served as an Associate Analyst of the Hennessy Technology Fund since February 2017.  Mr. Daniel Hennessy previously served as a Mutual Fund Specialist at U.S. Bancorp Fund Services, LLC from November 2014 to July 2015.  Prior to that, he attended the University of San Diego, where he earned a degree in Political Science.

_______________
(1)
Messrs. DeSousa, Doyle, N. Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”).  Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of Hennessy Funds Trust that mirrored them.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Neil Hennessy is considered an “interested person,” as defined in the 1940 Act, because he is an officer of the Hennessy Funds.

(3)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.

(4)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.

(5)	The address of this officer is 1340 Environ Way, Suite 305, Chapel Hill, NC 27517.

Pursuant to the terms of the Management Agreements (as defined below) with the Trust, the Investment Manager, on behalf of the Funds, pays the compensation of all Officers (other than all or a portion of the salaries and benefits of the Funds’ compliance officers) and Trustees who are affiliated persons of the Investment Manager.

TRUSTEE AND ADVISER QUALIFICATIONS

Neil J. Hennessy has been a Trustee and portfolio manager of the Hennessy Funds for many years.  His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Investment Manager and with the Cornerstone Series of the Hennessy Funds’ portfolios, led to the conclusion that he should serve as a Trustee.  J. Dennis DeSousa’s experience as a real estate investor has honed his understanding of financial statements and the issues that confront businesses, and his diligent and thoughtful service as a Trustee of the Hennessy Funds for over 22 years has provided him with a solid understanding of the mutual fund industry.  Serving as a sheriff, Robert T. Doyle, has honed his organizational and problem solving skills, making him a valuable resource when addressing issues that confront the Hennessy Funds.  Further, Mr. Doyle’s diligent and thoughtful service as a Trustee of the Hennessy Funds for over 22 years has provided him with a detailed understanding of the mutual fund industry.  As the chief executive officer of a company, Gerald P. Richardson gained familiarity with financial statements and developed a deep understanding of the demands of operating a business and addressing the issues that confront businesses.  Further, Mr. Richardson’s experience in the securities industry as a consultant makes him a valuable resource to the Board of Trustees.  Each of Messrs. DeSousa, Doyle and Richardson takes a conservative and thoughtful approach to addressing issues facing the Hennessy Funds.  The combination of skills and attributes discussed above led to the conclusion that each of Messrs. DeSousa, Doyle, and Richardson should serve as a Trustee.

Brian Alexander’s considerable experience as the Chief Administrative Officer of a local community hospital in the Sutter Health system provides administrative, customer service, and management expertise.  Brian has over 10 years of experience in the complex healthcare industry.  Doug Franklin was employed by the Allianz-Fireman’s Fund (FFIC) for 28 years, retiring in 2015, where he rose through the company to senior leadership, including positions as Chief Actuary and Chief Risk Officer.  His considerable leadership experience and ability to grasp complex issues makes him a valuable resource as an Adviser to the Board of Trustees.  Claire Knoles is the founder and Chief Operations Officer of Kiosk, an internet marketing and services firm.  Claire brings 18 years of experience leading successful marketing programs for firms like Sony, Delta Airlines, and many others.  Kiosk was founded in 2004 with offices in the San Francisco Bay Area, Toronto, and Liverpool, UK.  Her vast experience in digital marketing makes her a valuable resource as an Adviser to the Board of Trustees.

BOARD LEADERSHIP STRUCTURE

The Board of Trustees has general oversight responsibility with respect to the operation of the Hennessy Funds.  The Board of Trustees has engaged the Investment Manager to manage the Hennessy Funds and is responsible for overseeing the Investment Manager and other service providers to the Hennessy Funds in accordance with the provisions of the 1940 Act and other applicable laws.  The Board of Trustees has established an Audit Committee to assist the Board of Trustees in performing its oversight responsibilities.

Neil J. Hennessy serves as the Chairman of the Board of Trustees.  The Hennessy Funds do not have a lead disinterested Trustee.  The small size of the Board of Trustees, consisting of one interested Trustee and three disinterested Trustees, facilitates open discussion and significant involvement by all of the Trustees without the need for a lead disinterested Trustee.  Mr. Hennessy’s in-depth knowledge of the Hennessy Funds and their operations enables him to effectively set board agendas and ensure appropriate processes and relationships are established with both the Investment Manager and the Board of Trustees, while the business acumen of Messrs. DeSousa, Doyle, and Richardson, and long experience in the mutual fund industry serving as Trustees of the Hennessy Funds, enables them to effectively and accurately assess the information being provided to the Board of Trustees to ensure that they are appropriately fulfilling their fiduciary duties to the Hennessy Funds and their shareholders.  In light of these factors, the Hennessy Funds have determined that their leadership structure is appropriate.

BOARD OVERSIGHT OF RISK

The Board of Trustees performs a risk oversight function for the Hennessy Funds directly through its oversight role and indirectly through the Audit Committee, officers of the Hennessy Funds, and service providers to the Hennessy Funds.  To effectively perform its risk oversight function, the Board of Trustees performs the following activities, among other things: receives and reviews reports related to the performance and operations of the Hennessy Funds; reviews and approves, as applicable, the compliance policies and procedures of the Hennessy Funds; approves the Hennessy Funds’ principal investment policies; meets with representatives of various service providers, including the Investment Manager and the independent registered public accounting firm of the Hennessy Funds, to review and discuss the activities of the Hennessy Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Hennessy Funds who oversees the implementation and testing of the Hennessy Funds’ compliance program and reports to the Board of Trustees regarding compliance matters for the Hennessy Funds and their service providers.

The Hennessy Funds have an Audit Committee, which is discussed below.  The Audit Committee plays a significant role in the risk oversight of the Hennessy Funds as they meet annually with the auditors of the Hennessy Funds to discuss, among other things, financial risk, including internal controls over financial reporting.  From time to time, the Audit Committee will meet with the Funds’ chief compliance officer and Fund counsel, upon request.

BOARD COMMITTEES

The Board of Trustees has an Audit Committee whose members are Messrs. DeSousa, Doyle (Chairman) and Richardson.  The primary functions of the Audit Committee are to recommend to the Board of Trustees the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the Funds’ independent registered public accounting firm and financial records.  The Audit Committee met twice during fiscal year 2017.

In overseeing the independent registered public accounting firm (the “Auditor”), the Audit Committee: (1) reviews the Auditor’s independence from the Funds and management, and from the Adviser; (2) reviews periodically the level of fees approved for payment to the Auditor and the pre-approved non-audit services it has provided to the Funds to ensure their compatibility with the Auditor’s independence; (3) reviews the Auditor’s performance, qualifications and quality control procedures; (4) reviews the scope of and overall plans for the annual audit; (5) reviews the Auditor’s performance, qualifications and quality control procedures; (6) consults with management and the Auditors with respect to the Funds’ processes for risk assessment and risk management; (7) reviews with management the scope and effectiveness of the Funds’ disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the company’s financial statements in connection with certifications made by the chief executive officer and chief financial officer; and (8) reviews significant legal developments and the Funds’ processes for monitoring compliance with law as it relates to the financial statements and related disclosure.

BOARD AND OTHER INTERESTED PERSONS COMPENSATION

The Funds pay Trustees who are not interested persons of the Funds (each, a “Disinterested Trustee”) fees for serving as Trustees.  For fiscal year 2017, each Disinterested Trustee received a fee of $12,500 for each meeting of the Board of Trustees attended, allocated equally across all of the Funds.  The Funds may also reimburse Trustees for travel expenses incurred in order to attend meetings of the Board of Trustees.  The Funds pay the Advisers to the Board of Trustees a fee of $3,500 for each meeting of the Board of Trustees attended, allocated equally across all of the Funds.  The Funds may also reimburse the Advisers to the Board of Trustees for travel expenses incurred in order to attend meetings of the Board of Trustees.

The table below sets forth the compensation paid by the Trust to each of the Trustees for services as Trustees, to the Advisers to the Board of Trustees for services as Advisers, and to officers or affiliated persons who received aggregate compensation from the Funds exceeding $60,000, in each case for the 12 months ended October 31, 2017.

Name of Person	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Trust
Disinterested Trustees and Advisers
J. Dennis DeSousa	$ 50,000	—	—	$ 50,000
Robert T. Doyle	$ 50,000	—	—	$ 50,000
Gerald P. Richardson	$ 50,000	—	—	$ 50,000
Brian Alexander(1)	$ 10,700	—	—	$ 10,700
Doug Franklin(1)	$ 10,700	—	—	$ 10,700
Claire Knoles(1)	$ 10,700	—	—	$ 10,700
“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy	—	—	—	—
Jennifer Cheskiewicz	$243,220(2)	—	—	$243,220(2)
Joe Fahy, Jr.(4)	$169,767(3)	—	—	$169,767(3)
______________________________

(1)
The Board of Trustees appointed Brian Alexander, Doug Franklin, and Claire Knoles as Advisers to the Board of Trustees in March 2015, December 2015, and June 2016, respectively. As Advisers, they attend meetings of the Board of Trustees and act as non‑voting participants.

(2)	This amount includes $220,000 in salary and $23,220 in benefits (health and life insurance premiums and payroll expenses).
(3)	This amount includes $135,000 in salary and $34,767 in benefits (health and life insurance premiums and payroll expenses).
(4)	Senior Compliance Officer.

Because the Investment Manager and the Administrator perform substantially all of the services necessary for the operation of the Funds, the Funds require no employees.  No officer, director, or employee of the Investment Manager or the Administrator receives any compensation from the Funds for acting as a Trustee or Officer (other than the Funds’ compliance officers).

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

No information is provided with regard to Institutional Class shares of the Gas Utility Fund because its Institutional Class shares are newly established and were not offered prior to the date of this SAI.

As of January 31, 2018, the Officers, Trustees, and Advisers of the Hennessy Funds as a group (15 individuals) owned an aggregate of less than 1% of (i) the outstanding Investor Class shares of each Fund, except for the Balanced Fund (1.1%), and (ii) the outstanding Institutional Class shares of each Fund, except for the Cornerstone Value Fund (3.0%), the Large Cap Financial Fund (2.4%), and the Technology Fund (16.0%).

No person is deemed to “control” any of the Funds, as that term is defined in the 1940 Act, because no Fund knows of any person who owns beneficially or through controlled companies more than 25% of a Fund’s shares or who acknowledges the existence of control.  The Funds do not control any person.

As of January 31, 2018, the following shareholders owned more than 5% of the outstanding voting securities of the Funds.  These holders are referred to as principal shareholders.

Cornerstone Growth Fund – Investor Class	Shares	Percentage

Charles Schwab & Co. Inc. * Special Custody Account for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	2,561,268	32.52%

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	1,423,871	18.08%

TD Ameritrade, Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	425,119	5.40%

* Owned of record.

Cornerstone Growth Fund – Institutional Class	Shares	Percentage

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	245,864	23.47%

Wells Fargo Clearing Services * 2801 Market Street Saint Louis, MO 63103-2523	97,885	9.34%

Pershing LLC * For Benefit of its Customers Jersey City, NJ 07399-0002	91,751	8.76%

Charles Schwab & Co. Inc. * Special Custody Account for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94104-1905	80,860	7.72%

UBS WM USA * Exclusive Benefit of Customers 1000 Harbor Blvd Weehawken, NJ 07086-6761	58,931	5.63%

* Owned of record.

Focus Fund – Investor Class	Shares	Percentage

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	6,324,081	33.36%

Charles Schwab & Co. Inc. * Special Custody Account for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94104-1905	6,191,295	32.66%

Matrix Trust Company * Twin City Pipe Trades Pension Plan P.O. Box 52129 Phoenix, AZ 85072-2129	1,465,544	7.73%

Pershing LLC * For Benefit of its Customers Jersey City, NJ 07399-0002	1,318,755	6.96%

TD Ameritrade, Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	1,291,973	6.82%

* Owned of record.

Focus Fund – Institutional Class	Shares	Percentage

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	2,237,297	18.79%

Charles Schwab & Co. Inc. * Special Custody Account for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	1,600,451	13.44%

Wells Fargo Clearing Services * 2801 Market Street Saint Louis, MO 63103-2523	1,513,005	12.71%

TD Ameritrade, Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	1,012,563	8.50%

Pershing LLC * For Benefit of its Customers Jersey City, NJ 07399-0002	864,901	7.26%

Merrill Lynch Pierce Fenner & Smith, Inc. * For the Sole Benefit of its Customers Jacksonville, FL 32246-6474	656,042	5.51%

* Owned of record.

Cornerstone Mid Cap 30 Fund – Investor Class	Shares	Percentage

Charles Schwab & Co. Inc. * Special Custody Account for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	10,259,000	37.20%

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	9,754,859	35.38%

* Owned of record.

Cornerstone Mid Cap 30 Fund – Institutional Class	Shares	Percentage

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	12,446,559	38.48%

Charles Schwab & Co. Inc. * Special Custody Account for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	5,619,701	17.37%

Wells Fargo Clearing Services * 2801 Market Street Saint Louis, MO 63103-2523	2,672,795	8.26%

TD Ameritrade, Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	2,276,493	7.04%

LPL Financial * Omnibus Customer Account San Diego, CA 92121-3091	1,907,915	5.90%

UBS WM USA * Exclusive Benefit of Customers 1000 Harbor Blvd Weehawken, NJ 07086-6761	1,756,632	5.43%

* Owned of record.

Cornerstone Large Growth Fund – Investor Class	Shares	Percentage

Charles Schwab & Co. Inc. * Special Custody Account for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	2,122,991	18.78%

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	1,643,354	14.54%

* Owned of record.

Cornerstone Large Growth Fund – Institutional Class	Shares	Percentage

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	350,520	19.77%

Capinco C/O US Bank NA * Milwaukee, WI 53212-3958	193,372	10.91%

Charles Schwab & Co. Inc. * Special Custody Account for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	211,962	11.95%

TD Ameritrade, Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	176,616	9.96%

* Owned of record.

Cornerstone Value Fund – Investor Class	Shares	Percentage

Charles Schwab & Co. Inc. * Special Custody Account for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	1,976,802	13.55%

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	1,302,640	8.93%

* Owned of record.

Cornerstone Value Fund – Institutional Class	Shares	Percentage

UBS WM USA * Exclusive Benefit of Customers 1000 Harbor Blvd Weehawken, NJ 07086-6761	132,540	35.85%

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	76,569	20.71%

Sandeep Kishor Jain and Supriya K Jain * Frankfort, IL 60423-1058	46,406	12.55%

Pershing LLC * For Benefit of its Customers Jersey City, NJ 07399-0002	22,551	6.10%

Merrill Lynch Pierce Fenner & Smith, Inc. * For the Sole Benefit of its Customers Jacksonville, FL 32246-6484	20,491	5.54%

Thomas F Smith and Killian M Smith * Decatur, GA 30034-4408	19,280	5.21%

* Owned of record.

Total Return Fund – Investor Class	Shares	Percentage

Charles Schwab & Co. Inc. * Special Custody Account for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	996,982	17.63%

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	668,063	11.81%

* Owned of record.

Equity and Income Fund – Investor Class	Shares	Percentage

Charles Schwab & Co. Inc. * Special Custody Account for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	4,035,974	43.76%

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	2,687,561	29.14%

Pershing LLC * For Benefit of its Customers Jersey City, NJ 07399-0002	714,727	7.75%

* Owned of record.

Equity and Income Fund – Institutional Class	Shares	Percentage

Wells Fargo Clearing Services * 2801 Market Street Saint Louis, MO 63103-2523	1,541,855	21.09%

Merrill Lynch Pierce Fenner & Smith, Inc. * For the Sole Benefit of its Customers Jacksonville, FL 32246-6484	1,282,128	17.53%

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	1,165,094	15.93%

UBS WM USA * Exclusive Benefit of Customers 1000 Harbor Blvd Weehawken, NJ 07086-6761	800,668	10.95%

Charles Schwab & Co. Inc. * Special Custody Account for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	533,005	7.29%

* Owned of record.

Balanced Fund – Investor Class	Shares	Percentage

Lovi Family Living Trust * Leo Lovi & Lorraine Lovi Redwood City, CA 94061-3920	90,367	9.10%

US Bank N.A. Custodian * Louis M. Angeja IRA Cameron Park, CA 95682-7643	56,902	5.73%

Charles Schwab & Co. Inc. * Special Custody Account for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	198,762	20.01%

* Owned of record.

Gas Utility Fund – Investor Class	Shares	Percentage

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	14,496,612	37.82%

Charles Schwab & Co. Inc. * Special Custody Account for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	8,901,440	23.22%

TD Ameritrade, Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	2,395,803	6.25%

Pershing LLC * For Benefit of its Customers Jersey City, NJ 07399-0002	2,116,690	5.52%

* Owned of record.

Gas Utility Fund – Institutional Class	Shares	Percentage

Wells Fargo Clearing Services * 2801 Market Street Saint Louis, MO 63103-2523	1,039,718	28.92%

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	816,147	22.70%

Merrill Lynch Pierce Fenner & Smith, Inc. * For the Sole Benefit of its Customers Jacksonville, FL 32246-6484	517,961	14.41%

Saxon & Co. * P.O. Box 94597 Cleveland, OH 44101-4597	484,882	13.49%

Pershing LLC * For Benefit of its Customers Jersey City, NJ 07399-0002	257,228	7.15%

* Owned of record.

Small Cap Financial Fund – Investor Class	Shares	Percentage

Charles Schwab & Co. Inc. * Special Custody Account for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	3,023,831	44.34%

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	1,843,218	27.03%

TD Ameritrade, Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	373,194	5.47%

* Owned of record.

Small Cap Financial Fund – Institutional Class	Shares	Percentage

Pershing LLC * For Benefit of its Customers Jersey City, NJ 07399-0002	653,879	27.06%

Charles Schwab & Co. Inc. * Special Custody Account for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	465,822	19.28%

Wells Fargo Clearing Services * 2801 Market Street Saint Louis, MO 63103-2523	353,767	14.64%

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	225,134	9.32%

Raymond James & Associates, Inc. * For the Benefit of Solfam LP Philip Solomons Savannah, GA 31405-2124	143,434	5.94%

Morgan Stanley Smith Barney LLC * Custody Account for the Exclusive Benefit of Customers Baltimore, MD 21231-3496	131,017	5.42%

LPL Financial * Omnibus Customer Account San Diego, CA 92121-3091	128,396	5.31%

* Owned of record.

Large Cap Financial Fund – Investor Class	Shares	Percentage

Charles Schwab & Co. Inc. * Special Custody Account for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	497,805	38.69%

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	303,753	23.61%

TD Ameritrade Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	85,590	6.65%

* Owned of record.

Large Cap Financial Fund – Institutional Class	Shares	Percentage

UBS WM USA * Exclusive Benefit of Customers 1000 Harbor Blvd 5th FL Weehawken, NJ 07086-6761	101,753	32.21%

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	92,172	29.18%

Wells Fargo Clearing Services * 2801 Market Street Saint Louis, MO 63103-2523	45,911	14.54%

Pershing LLC * For Benefit of its Customers Jersey City, NJ 07399-0002	21,791	6.90%

LPL Financial * Omnibus Customer Account San Diego, CA 92121-3091	18,580	5.88%

* Owned of record.

Technology Fund – Investor Class	Shares	Percentage

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	61,008	33.17%

Charles Schwab & Co. Inc. * Special Custody Account for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	46,911	25.50%

* Owned of record.

Technology Fund - Institutional Class	Shares	Percentage

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	14,961	25.07%

David S. Niekerk * Bothell, WA 98021-8897	7,369	12.35%

Allen L. Peterson * Mojave, CA 93501-7562	3,551	5.95%

William R. Rawlinson Jr. & Betty Lou Rawlinson Trust * Fairfield, CA 94534-7510	3,542	5.94%

* Owned of record.

Japan Fund - Investor Class	Shares	Percentage

Charles Schwab & Co., Inc. * Special Custody Account for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	1,448,680	44.63%

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	948,043	29.21%

TD Ameritrade Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	288,730	8.89%

Pershing LLC * For Benefit of its Customers Jersey City, NJ 07399-0002	225,103	6.93%

* Owned of record.

Japan Fund - Institutional Class	Shares	Percentage

Morgan Stanley Smith Barney LLC * Custody Account for the Exclusive Benefit of Customers Baltimore, MD 21231-3496	3,331,832	46.22%

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	1,323,303	18.36%

Pershing LLC * For Benefit of its Customers Jersey City, NJ 07399-0002	1,099,745	15.25%

* Owned of record.

Japan Small Cap Fund - Investor Class	Shares	Percentage

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	3,128,436	42.62%

Charles Schwab & Co., Inc. * Special Custody Account for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	2,333,209	31.79%

Pershing LLC * For Benefit of its Customers Jersey City, NJ 07399-0002	680,755	9.27%

TD Ameritrade Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	633,063	8.62%

* Owned of record.

Japan Small Cap Fund - Institutional Class	Shares	Percentage

Trust Company of America * P.O. Box 6503 Englewood, CO 80155-6503	490,889	8.47%

Morgan Stanley Smith Barney LLC * Custody Account for the Exclusive Benefit of Customers Baltimore, MD 21231-3496	1,854,180	32.01%

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th FL Jersey City, NJ 07310-2010	1,093,256	18.87%

TD Ameritrade Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	1,029,411	17.77%

UBS WM USA * Exclusive Benefit of Customers 1000 Harbor Blvd 5th FL Weehawken, NJ 07086-6761	820,442	14.16%

*   Owned of record.

The tables below set forth the dollar range of equity securities beneficially owned by each Trustee in the Funds as of December 31, 2017.  None of the Trustees who are Disinterested Trustees, nor any member of their immediate families, owns shares of the Investment Manager or companies, other than registered investment companies, controlled by or under common control with the Investment Manager.

Name of Trustee	Dollar Range of Equity Securities in the Cornerstone Growth Fund	Dollar Range of Equity Securities in the Focus Fund	Dollar Range of Equity Securities in the Cornerstone Mid Cap 30 Fund	Dollar Range of Equity Securities in the Cornerstone Large Growth Fund	Dollar Range of Equity Securities in the Cornerstone Value Fund	Dollar Range of Equity Securities in the Total Return Fund
Disinterested Trustees and Advisers
J. Dennis DeSousa	$10,001-$50,000	$1-$10,000	$1-$10,000	$1-$10,000	$10,001-$50,000	$1-$10,000
Robert T. Doyle	$1-$10,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Gerald P. Richardson	$50,001-$100,000	None	Over $100,000	None	$50,001-$100,000	$1-$10,000
Brian Alexander(2)	None	None	$1-$10,000	$1-$10,000	None	None
Doug Franklin(2)	None	None	None	None	None	None
Claire Knoles(2)	None	None	None	None	None	None
“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy	Over $100,000	$50,001-$100,000	Over $100,000	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000

Name of Trustee	Dollar Range of Equity Securities in the Equity and Income Fund	Dollar Range of Equity Securities in the Balanced Fund	Dollar Range of Equity Securities in the Gas Utility Fund	Dollar Range of Equity Securities in the Small Cap Financial Fund	Dollar Range of Equity Securities in the Large Cap Financial Fund	Dollar Range of Equity Securities in the Technology Fund
Disinterested Trustees and Advisers
J. Dennis DeSousa	$1-$10,000	None	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Robert T. Doyle	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Gerald P. Richardson	None	$1-$10,000	None	None	None	None
Brian Alexander(2)	$1-$10,000	None	None	None	None	None
Doug Franklin(2)	None	None	None	None	None	None
Claire Knoles(2)	None	None	None	None	None	None
“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy	$10,001-$50,000	$50,001-$100,000	$50,001-$100,000	$10,001-$50,000	$50,001-$100,000	$50,001-$100,000

Name of Trustee	Dollar Range of Equity Securities in the Japan Fund	Dollar Range of Equity Securities in the Japan Small Cap Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Disinterested Trustees and Advisers
J. Dennis DeSousa	$1-$10,000	$10,001-$50,000	Over $100,000
Robert T. Doyle	$1-$10,000	$1-$10,000	Over $100,000
Gerald P. Richardson	None	None	Over $100,000
Brian Alexander(2)	None	$1-$10,000	$10,001-$50,000
Doug Franklin(2)	None	None	None
Claire Knoles(2)	None	None	None
“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy	$50,001-$100,000	$50,001-$100,000	Over $100,000

______________________________

(1)	The Hennessy Funds are the only funds in the fund complex.
(2)
The Board of Trustees appointed Mr. Alexander, Mr. Franklin, and Ms. Knoles as Advisers to the Board of the Trustees in March 2015, March 2016, and December 2015, respectively. As Advisers, they attend meetings of the Board of Trustees and act as non‑voting participants.

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER

The investment manager to the Funds is Hennessy Advisors, Inc.  The Investment Manager acts as the investment manager of each Fund pursuant to management agreements with the Trust (collectively, the “Management Agreements”).  The Investment Manager furnishes continuous investment advisory services and management to the Funds.  The Investment Manager is controlled by Neil J. Hennessy, who currently owns 29.3% of the outstanding voting securities of the Investment Manager.

Under the Management Agreements, the Investment Manager is entitled to an investment advisory fee in respect of each Fund, computed daily and payable monthly, at the annual rate of each Fund’s average daily net assets as shown below:

Cornerstone Growth Fund	0.74%
Focus Fund	0.90%
Cornerstone Mid Cap 30 Fund	0.74%
Cornerstone Large Growth Fund	0.74%
Cornerstone Value Fund	0.74%
Total Return Fund	0.60%
Equity and Income Fund	0.80%
Balanced Fund	0.60%
Gas Utility Fund	0.40%
Small Cap Financial Fund	0.90%
Large Cap Financial Fund	0.90%
Technology Fund	0.74%
Japan Fund	0.80%
Japan Small Cap Fund	0.80%

Pursuant to the Management Agreements, the Investment Manager is responsible for investment management of each Fund’s portfolio, subject to general oversight by the Board of Trustees, and provides the Funds with office space.  In addition, the Investment Manager is obligated to keep certain books and records of the Funds.  In connection therewith, the Investment Manager furnishes each Fund with those ordinary clerical and bookkeeping services that are not being furnished by the Funds’ custodian, administrator, or transfer agent.

Under the terms of the Management Agreements, each Fund bears all expenses incurred in its operation that are not specifically assumed by the Investment Manager, the Administrator (as defined below), or the Distributor (as defined below), other than pursuant to the 12b-1 plan for each Fund.  General expenses of the Funds not readily identifiable as belonging to one of the Funds are allocated among the Funds by or under the direction of the Board of Trustees in such manner as the Board of Trustees determines to be fair and equitable.  Expenses borne by each Fund include, but are not limited to, the following (or the Fund’s allocated share of the following): (i) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ii) investment management fees; (iii) organizational expenses; (iv) filing fees and expenses relating to the registration and qualification of the Trust or the shares of a Fund under federal or state securities laws and maintenance of such registrations and qualifications; (v) fees and expenses payable to Disinterested Trustees and Advisers to the Board of Trustees; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, trustees’ and officers’ insurance, and fidelity bonds; (viii) legal, accounting, and auditing expenses; (ix) charges of custodian, transfer agent, and other agents; (x) expenses of setting in type and providing a camera-ready copy of the Fund Prospectus and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto, and reports and proxy materials for existing shareholders; (xi) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or the Fund; (xii) fees, voluntary assessments, and other expenses incurred in connection with membership in investment company organizations; (xiii) a portion of the salaries of the Funds’ compliance officers; and (xiv) costs of meetings of shareholders.  The Investment Manager may voluntarily waive its management fee or subsidize other Fund expenses.  This may have the effect of increasing a Fund’s return.

Under the Management Agreements, the Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Management Agreements, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreements have an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.  Each Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act).  The Management Agreements may be terminated by the Trust with respect to a Fund or by the Investment Manager upon 60 days’ prior written notice.

The Investment Manager has undertaken to reimburse each of the Cornerstone Growth Fund and the Cornerstone Value Fund to the extent that the aggregate annual operating expenses of such Funds (for both Investor Class and Institutional Class shares), including the investment advisory fee, exceeds the expense limitations applicable to either of these Funds imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time.

The Investment Manager has undertaken to reimburse the Cornerstone Large Growth Fund to the extent that the aggregate annual total expenses of the Fund (for both Investor Class and Institutional Class shares), including the investment advisory fee but excluding all federal, state, and local taxes, interest, brokerage commissions, and other costs incurred in connection with the purchase or sale of securities and extraordinary items in any year, exceeds that percentage of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day, which is the most restrictive percentage provided by the state laws of the various states in which Investor Class or Institutional Class shares, as applicable, of the Fund are qualified for sale.

The Investment Manager has undertaken to reimburse each of the Total Return Fund and the Balanced Fund to the extent that the aggregate annual total expenses of Investor Class shares of such Funds, including the investment advisory fee and the administration fee, but excluding any interest, taxes, brokerage fees and commissions, distribution fees, and extraordinary expenses, exceeds that percentage of the average net assets of either of such Fund for such year, as determined by valuations made as of the close of each business day, which is the most restrictive percentage provided by the state laws of the various states in which Investor Class shares of such Funds are qualified for sale or, if the states in which Investor Class shares of such Funds are qualified for sale impose no such restrictions, 3%.

Effective February 28, 2017, the Investment Manager agreed in writing to waive a portion of its investment advisory fees and assume certain expenses of Investor Class shares and Institutional Class shares of the Technology Fund to the extent annual fund operating expenses exceed 0.98% of the average daily net assets (exclusive of all federal, state, and local taxes, interest, brokerage commissions, 12b‑1 fees, shareholder servicing fees payable to the Investment Manager, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities, and extraordinary items) of such Fund until February 28, 2018.  Effective February 28, 2018, the Investment Manager agreed in writing to extend the waiver until February 28, 2019, at which time the contractual arrangement will automatically terminate (and it may not be terminated prior to that date).

The Investment Manager had agreed in writing, through February 28, 2015, to waive a portion of its investment advisory fees and assume certain expenses of Institutional Class shares of each of the Cornerstone Growth Fund and the Cornerstone Large Growth Fund to the extent that the aggregate annual operating expenses (excluding all federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities, and extraordinary items) exceeded 0.98% of the average daily net assets of such Funds.

The Investment Manager had agreed in writing, through February 28, 2015, to waive a portion of its investment advisory fees and assume certain expenses for the Equity and Income Fund and the Technology Fund (for both Investor Class and Institutional Class shares) to the extent annual fund operating expenses exceeded 1.08% of the Equity and Income Fund’s average daily net assets or 1.70% of the Technology Fund’s average daily net assets (excluding, in each case, interest, taxes, brokerage costs, dividend expenses, 12b-1 fees, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs, and other expenses not incurred in the ordinary course of such Fund’s business).

If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Investment Manager for the amount of such excess.  In such a situation, the monthly payment of the Investment Manager’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Investment Manager’s fee, the Investment Manager will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.  If, in any of the three fiscal years following any fiscal year in which the Investment Manager has reimbursed a Fund for excess expenses, such Fund’s expenses, as a percentage of such Fund’s average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Investment Manager the amount the Investment Manager reimbursed the Fund; provided, however, that the Fund’s expense ratio shall not exceed the applicable limit.

During fiscal years 2017, 2016, and 2015, the Focus Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Value Fund, the Total Return Fund, the Balanced Fund, the Gas Utility Fund, the Small Cap Financial Fund, the Large Cap Financial Fund, the Japan Fund, and the Japan Small Cap Fund paid the following fees to the Investment Manager pursuant to the Management Agreement.

	Fiscal Year Ended October 31, 2017	Fiscal Year Ended October 31, 2016	Fiscal Year Ended October 31, 2015
Focus Fund	$23,176,744	$20,616,778	$15,806,285
Cornerstone Mid Cap 30 Fund	$7,978,811	$7,856,506	$4,416,181

Fiscal Year Ended October 31, 2017	Fiscal Year Ended October 31, 2016	Fiscal Year Ended October 31, 2015

Cornerstone Value Fund	$1,722,795	$937,669	$1,058,065
Total Return Fund	$516,270	$452,740	$459,718
Balanced Fund	$72,656	$83,934	$71,219
Gas Utility Fund	$5,750,174	$5,822,629	$8,195,957
Small Cap Financial Fund	$1,984,769	$1,848,196	$1,829,124
Large Cap Financial Fund	$271,191	$678,056	$856,669
Japan Fund	$1,511,561	$1,039,332	$986,467
Japan Small Cap Fund	$409,461	$254,407	$219,524

For fiscal year 2017, each of the Cornerstone Growth Fund, the Cornerstone Large Growth Fund, the Equity and Income Fund, and the Technology Fund paid investment advisory fees to the Investment Manager and received fee waivers and reimbursements of expenses as set forth below.

	Gross Advisory Fees	Advisory Fee Waivers	Net Advisory Fees	Expense Reimbursements
Cornerstone Growth Fund	$1,560,063	$—	$1,560,063	$—
Cornerstone Large Growth Fund	$793,062	$—	$793,062	$—
Equity and Income Fund	$2,333,910	$—	$2,333,910	$—
Technology Fund	$31,408	$(31,408)	$—	$(48,110)

For fiscal year 2016, each of the Cornerstone Growth Fund, the Cornerstone Large Growth Fund, the Equity and Income Fund, and the Technology Fund paid investment advisory fees to the Investment Manager and received fee waivers and reimbursements of expenses as set forth below.

	Gross Advisory Fees	Advisory Fee Waivers	Net Advisory Fees	Expense Reimbursements
Cornerstone Growth Fund	$1,839,205	$—	$1,839,205	$—
Cornerstone Large Growth Fund	$744,336	$—	$744,336	$—
Equity and Income Fund	$3,171,157	$—	$3,171,157	$—
Technology Fund	$39,512	$—	$39,512	$—

For fiscal year 2015, each of the Cornerstone Growth Fund, the Cornerstone Large Growth Fund, the Equity and Income Fund, and the Technology Fund paid investment advisory fees to the Investment Manager and received fee waivers and reimbursements of expenses as set forth below.

	Gross Advisory Fees	Advisory Fee Waivers	Net Advisory Fees	Expense Reimbursements
Cornerstone Growth Fund	$2,092,508	$(1,023)	$2,091,485	$—
Cornerstone Large Growth Fund	$883,980	$(238)	$883,742	$—
Equity and Income Fund	$3,815,410	$23,335(1)	$3,838,745	$—
Technology Fund	$47,660	$(19,587)	$28,073	$—
___________________ (1) Recoupment of previously waived fees.

SUB-ADVISORS

The Investment Manager has delegated the day-to-day management of the portfolio composition of the Focus Fund, the Equity and Income Fund, the Japan Fund, and the Japan Small Cap Fund to sub‑advisors, and has entered into a sub-advisory agreement with each sub-advisor.  Pursuant to the sub‑advisory agreements, the sub-advisors make specific portfolio investments in accordance with the applicable Fund’s investment objective and the sub-advisor’s investment approach and strategies.

The sub-advisors of the Funds are employed by, and may be terminated by, the Investment Manager subject to prior approval by the Board of Trustees.  The employment of a new sub-advisor currently requires the prior approval of the shareholders of the applicable Fund, except that the Trust may request an order of the SEC exempting the Funds from the requirements under the 1940 Act relating to shareholder approval of a new sub-advisor.  There can be no assurance that the Trust will request such an order, or, if requested, that such an order will be granted with respect to the Funds.  Selection and retention criteria for sub-advisors include the following:  (i) their historical performance records; (ii) consistent performance in the context of the markets; (iii) organizational stability and reputation; (iv) the quality and depth of investment personnel; and (v) the ability of the sub-advisor to apply its approach consistently.  Different sub-advisors will not necessarily exhibit all of the criteria to the same degree.  Sub-advisors are paid by the Investment Manager (not by the sub‑advised Funds).  Each sub-advisor’s activities are subject to general supervision by the Investment Manager and the Board of Trustees.  Although the Investment Manager and the Board of Trustees do not evaluate the investment merits of a sub-advisor’s specific securities selections, they do review the performance of each sub-advisor relative to the selection criteria.

BROAD RUN INVESTMENT MANAGEMENT, LLC (FOCUS FUND).  The Investment Manager has delegated the day-to-day management of the portfolio composition of the Focus Fund to Broad Run and has entered into a sub‑advisory agreement with Broad Run (the “Broad Run Sub‑Advisory Agreement”).  Broad Run is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is wholly owned by David S. Rainey, Brian E. Macauley, and Ira M. Rothberg.  Pursuant to the Broad Run Sub-Advisory Agreement, Broad Run makes specific portfolio investments in accordance with the Focus Fund’s investment objective and Broad Run’s investment approach and strategies.  In consideration thereof, the Investment Manager (not the Focus Fund) pays Broad Run monthly at an annual rate of 0.29% of the average daily net assets of the Focus Fund.

The Broad Run Sub-Advisory Agreement may be terminated by either party at any time without the payment of any penalty upon giving 60 days’ prior written notice to the other party.  In addition, it will automatically terminate if it is assigned.

The Broad Run Sub-Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations, Broad Run will not be liable to the Investment Manager for any act or omission in the course of, or connected with, rendering services under the Broad Run Sub‑Advisory Agreement or for any losses that may be sustained in the purchase, holding, or sale of any security.  The Broad Run Sub‑Advisory Agreement also provides that Broad Run is free to render similar services to others and to engage in other activities, as long as the services rendered under the Broad Run Sub‑Advisory Agreement are not impaired.

THE LONDON COMPANY OF VIRGINIA, LLC (EQUITY AND INCOME FUND – EQUITY ALLOCATION).  The Investment Manager has delegated the day-to-day management of the portfolio composition of the equity allocation of the Equity and Income Fund to London Company and has entered into a sub-advisory agreement with London Company (the “London Company Sub‑Advisory Agreement”).  London Company is an investment adviser registered under the Advisers Act and was founded by Stephen M. Goddard, CFA, in 1994.  London Company is currently majority employee‑owned.  Pursuant to the London Company Sub‑Advisory Agreement, London Company makes specific portfolio investments for the equity allocation of the Equity and Income Fund in accordance with the Equity and Income Fund’s investment objective and London Company’s investment approach and strategies.  In consideration thereof, the Investment Manager (not the Equity and Income Fund) pays London Company monthly at an annual rate of 0.33% of the average daily net assets of the Equity and Income Fund in its equity allocation.

The London Company Sub‑Advisory Agreement may be terminated by either party at any time without the payment of any penalty upon giving 60 days’ prior written notice to the other party.  In addition, the London Company Sub‑Advisory Agreement will automatically terminate if it is assigned.

The London Company Sub‑Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations, London Company will not be liable to the Investment Manager for any act or omission in the course of, or connected with, rendering services under such sub‑advisory agreement or for any losses that may be sustained in the purchase, holding, or sale of any security.  The London Company Sub‑Advisory Agreement also provides that London Company is free to render similar services to others and to engage in other activities, as long as the services rendered under such sub‑advisory agreement are not impaired.

FINANCIAL COUNSELORS, INC. (EQUITY AND INCOME FUND – FIXED INCOME ALLOCATION).  The Investment Manager has delegated the day-to-day management of the portfolio composition of the fixed income allocation of the Equity and Income Fund to FCI Advisors and has entered into a sub‑advisory agreement with FCI Advisors (the “FCI Sub‑Advisory Agreement”).   FCI Advisors is an investment adviser registered under the Advisers Act and was founded in 1966.  FCI Advisors’ ultimate parent company is MTC Holding Corporation, which is a holding company and majority owned by Bradley A. Bergman, a Director of FCI Advisors and the President and Director of MTC Holding Corporation.  Pursuant to the FCI Sub‑Advisory Agreement, FCI Advisors makes specific portfolio investments in accordance with the Equity and Income Fund’s investment objectives and FCI Advisors’ investment approach and strategies.  In consideration thereof, the Investment Manager (not the Equity and Income Fund) pays FCI Advisors monthly at an annual rate of 0.27% of the average daily net assets of the Equity and Income Fund in its fixed income allocation.

The FCI Sub‑Advisory Agreement may be terminated by either party at any time without the payment of any penalty upon giving 60 days’ prior written notice to the other party.  In addition, the FCI Sub‑Advisory Agreement will automatically terminate if assigned.

The FCI Sub‑Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations, FCI Advisors will not be liable to the Investment

Manager for any act or omission in the course of, or connected with, rendering services under such sub‑advisory agreement or for any losses that may be sustained in the purchase, holding, or sale of any security.  The FCI Sub‑Advisory Agreement also provides that FCI Advisors is free to render similar services to others and to engage in other activities, as long as the services rendered under the FCI Sub‑Advisory Agreement are not impaired.

SPARX ASSET MANAGEMENT CO., LTD. (JAPAN FUND AND JAPAN SMALL CAP FUND).  The Investment Manager has delegated the day-to-day management of the portfolio composition of the Japan Fund and the Japan Small Cap Fund to SPARX Japan and has entered into a sub‑advisory agreement with SPARX Japan for both such Funds (the “SPARX Japan Sub‑Advisory Agreement”).  SPARX Japan is an investment adviser registered under the Advisers Act that was founded in 1989 and is headquartered in Tokyo.  SPARX Japan is also registered with the Japanese authority to conduct the investment management business, the investment advisory and agency business, and the second financial instruments business.  In addition, SPARX Japan performs various investment and research functions and performs investment advisory activities and fund administration for its Japanese and international clients in the area of Japanese equity investment.  SPARX Japan is a wholly owned subsidiary of SPARX Group Co., Ltd. (“SPARX Group”).  SPARX Group is a publicly listed company traded on the JASDAQ securities exchange, which is controlled by majority shareholder and Chairman, Mr. Shuhei Abe.  Pursuant to the SPARX Japan Sub‑Advisory Agreement, SPARX Japan makes specific portfolio investments in accordance with the Japan Fund’s or the Japan Small Cap Fund’s investment objectives, as applicable, and SPARX Japan’s investment approach and strategies.  In consideration thereof, the Investment Manager (not the Japan Fund) pays SPARX Japan monthly at an annual rate equal to 0.35% of the first $500 million of the average daily net assets of the Japan Fund, 0.40% of the next $500 million of the average daily net assets of the Japan Fund, and 0.42% of the average daily net assets of the Japan Fund in excess of $1 billion.  With respect to the Japan Small Cap Fund, the Investment Manager (not the Japan Small Cap Fund) pays SPARX Japan monthly at an annual rate equal to 0.35% of the first $500 million of the average daily net assets of the Japan Small Cap Fund, 0.40% of the next $500 million of the average daily net assets of the Japan Small Cap Fund, and 0.42% of the average daily net assets of the Japan Fund in excess of $1 billion.  Prior to February 28, 2018, the Investment Manager paid SPARX Japan monthly at an annual rate of 0.35% of the average daily net assets of the Japan Fund and 0.20% of the average daily net assets of the Japan Small Cap Fund.

The SPARX Japan Sub-Advisory Agreement may be terminated at any time with respect to either or both of the Japan Fund and the Japan Small Cap Fund without the payment of any penalty, immediately upon written notice to the other parties in the event of a breach of any provision of the SPARX Japan Sub‑Advisory Agreement by the party so notified (the notified party has 30 days after written notice to cure the breach), or otherwise, upon giving 60 days’ prior written notice to the others.  In addition, the SPARX Japan Sub-Advisory Agreement will automatically terminate if assigned.

The SPARX Japan Sub-Advisory Agreement provides that SPARX Japan will not be liable to the Investment Manager for, and the Investment Manager will not take any action against SPARX Japan or hold SPARX Japan liable for, any error of judgment or mistake of law or for any loss suffered by the Japan Fund or the Japan Small Cap Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of SPARX Japan’s duties under the SPARX Japan Sub‑Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SPARX Japan in the performance of its duties under the SPARX Japan Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under the SPARX Japan Sub‑Advisory Agreement.  The SPARX Japan Sub-Advisory Agreement also provides that SPARX Japan and its officers, directors, and employees are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

In addition to entering into the SPARX Japan Sub-Advisory Agreement, the Investment Manager and SPARX Japan have entered into an arrangement that requires certain payments (by the Investment Manager and not the Japan Fund or the Japan Small Cap Fund) in the event of the termination of SPARX Japan.  Specifically, if the Investment Manager terminates the SPARX Japan Sub-Advisory Agreement with respect to either or both of the Japan Fund and the Japan Small Cap Fund without providing SPARX Japan with at least 60 calendar days’ advance written notice of such termination, then the Investment Manager will owe SPARX Japan sub-advisory fees as if such agreement had continued to be in effect for an additional 60 full calendar days after the date SPARX Japan received written notice of its termination.  Such additional fees will be calculated based on the aggregate NAV of the applicable Fund as of the close of business on the business day immediately preceding the termination date.

THE PORTFOLIO MANAGERS

FUNDS ADVISED SOLELY BY THE MANAGER (CORNERSTONE GROWTH FUND, CORNERSTONE MID CAP 30 FUND, CORNERSTONE LARGE GROWTH FUND, CORNERSTONE VALUE FUND, TOTAL RETURN FUND, BALANCED FUND, GAS UTILITY FUND, SMALL CAP FINANCIAL FUND, LARGE CAP FINANCIAL FUND, AND TECHNOLOGY FUND).  The portfolio managers of each of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, the Cornerstone Value Fund, the Total Return Fund, the Balanced Fund, the Gas Utility Fund, the Small Cap Financial Fund, the Large Cap Financial Fund, and the Technology Fund may have responsibility for the day-to-day management of other Funds within the Hennessy Funds complex, but they do not manage any other accounts as of October 31, 2017.

The portfolio managers of a Fund are often responsible for managing other Funds and may in the future also be responsible for accounts other than the Funds.  The side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Investment Manager or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Funds and another account and allocation of aggregated trades).  The Investment Manager has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Investment Manager has adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms.  The following table outlines the forms of compensation paid to the portfolio managers as of October 31, 2017.

Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Salary	Hennessy Advisors, Inc.
The Board of Directors of the Investment Manager determines the amount of each portfolio manager’s salary on an annual basis, and such amount remains fixed throughout the year.  Salaries are not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Performance Bonus	Hennessy Advisors, Inc.
The Board of Directors of the Investment Manager has contractually granted to Mr. N. Hennessy a performance bonus, payable quarterly, equal to 10.0%(1) of the pre-tax profit of Hennessy Advisors, Inc., as computed for financial reporting purposes in accordance with generally accepted accounting principles subject to certain exceptions as set forth in his employment agreement.  Each of Messrs.  D. Hennessy, Kelley, and Peery is eligible for a discretionary bonus each year, the amount of which is determined by the executive officers of the Investment Manager and which may be based on the pre‑tax profit of Hennessy Advisors, Inc. or other performance criteria.

Asset‑Based Fees	Hennessy Advisors, Inc.	Mr. Ellison receives a performance bonus, payable quarterly, based on the average net assets for the applicable quarter of the Small Cap Financial Fund and the Large Cap Financial Fund.

Equity Awards	Hennessy Advisors, Inc.
Each portfolio manager is eligible for grants of restricted stock units, which typically vest over a four‑year period.  The amount of the equity pool in total is set subjectively based on the Investment Manager’s budget limitations for future years.  The quantities are adjusted based on the fair value of the equity at the date of grant, which determines the total cost to the Investment Manager.  The equity awards are granted annually, if at all, after the compensation committee of the Board of Directors of the Investment Manager completes its annual review of the Investment Manager’s executive officers.

Company 401(k) Contributions	Hennessy Advisors, Inc.
Each portfolio manager is eligible for a 401(k) contribution by the Investment Manager.  The 401(k) contribution by the Investment Manager is optional from year to year and is not based on performance or goal achievement.  The percentage level of the contribution is subjective and is determined by the Investment Manager’s executive management team annually and approved by the compensation committee of the Board of Directors of the Investment Manager with respect to the executive officers of the Investment Manager.

___________________
 (1)     Effective January 1, 2018, this rate decreased to 6.5%.

The following tables set forth the dollar range of equity securities of each Fund beneficially owned by its portfolio managers as of October 31, 2017:

Name of Trustee	Dollar Range of Equity Securities in the Cornerstone Growth Fund	Dollar Range of Equity Securities in the Cornerstone Mid Cap 30 Fund	Dollar Range of Equity Securities in the Cornerstone Large Growth Fund	Dollar Range of Equity Securities in the Cornerstone Value Fund	Dollar Range of Equity Securities in the Total Return Fund	Dollar Range of Equity Securities in the Balanced Fund
Neil J. Hennessy	$50,001-$100,000	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
David H. Ellison	N/A	N/A	N/A	N/A	N/A	N/A
Daniel P. Hennessy	N/A	N/A	N/A	N/A	N/A	N/A
Ryan C. Kelley	$10,001-$50,000	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	N/A	N/A
Brian E. Peery	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000

	Dollar Range of Equity Securities in the Gas Utility Fund	Dollar Range of Equity Securities in the Small Cap Financial Fund	Dollar Range of Equity Securities in the Large Cap Financial Fund	Dollar Range of Equity Securities in the Technology Fund
Neil J. Hennessy	N/A	N/A	N/A	N/A
David H. Ellison	N/A	None	None	N/A
Daniel P. Hennessy	N/A	N/A	N/A	$1-$10,000
Ryan C. Kelley	$10,001-$50,000	$50,001-$100,000	$50,001-$100,000	$1-$10,000
Brian E. Peery	$10,001-$50,000	N/A	N/A	$10,001-$50,000

SUB-ADVISED FUNDS

Broad Run Investment Management, LLC (Focus Fund)

Broad Run is the sole sub-advisor to the Focus Fund.  The investment team managing the Focus Fund’s portfolio is comprised of David S. Rainey, Brian E. Macauley, and Ira M. Rothberg.  These individuals may also have responsibility for accounts other than the Focus Fund.  Information regarding the accounts managed by each portfolio manager as of October 31, 2017, other than the Focus Fund, is set forth below.

	Number of Other Accounts Managed and Total Assets by Account Type*			Number of Accounts and Total Assets for which Advisory Fee is Performance-Based*

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

David S. Rainey	0 $0	2 $165.80	138 $328.57 million	0 $0	0 $0	0 $0

Brian E. Macauley	0 $0	2 $165.80	138 $328.57 million	0 $0	0 $0	0 $0

Ira M. Rothberg	0 $0	2 $165.80	138 $328.57 million	0 $0	0 $0	0 $0

*     If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager.  Therefore, some accounts and assets have been counted twice.

The Focus Fund investments and the investments of other accounts managed by Broad Run are not likely to experience any material conflict of interest.  Broad Run employs a trade rotation policy to ensure that all accounts managed by Broad Run are handled in a fair and equitable manner by each portfolio manager.  Broad Run also maintains a detailed compliance manual designed to address any potential conflicts of interest, as well as a Code of Ethics that is designed to address conflicts of interest that may arise from the personal trading of Broad Run’s employees.

The portfolio managers for the Focus Fund receive an annual salary plus distributions based on firm profitability.

As of October 31, 2017, Brian E. Macauley owned $100,001 to $500,000 in shares of the Focus Fund and David S. Rainey and Ira M. Rothberg each owned $500,001 to $1,000,000 in shares of the Focus Fund.

The London Company of Virginia, LLC (Equity and Income Fund – equity allocation)

London Company is the sub-advisor for the equity allocation of the Equity and Income Fund.  The investment team managing the portfolio is comprised of Stephen M. Goddard (Lead Manager, CIO), Jonathan T. Moody, J. Brian Campbell, and Mark DeVaul.  These individuals may also have responsibility for accounts other than the Equity and Income Fund (equity allocation).  Information regarding the accounts managed by each portfolio manager as of October 31, 2017, other than the Equity and Income Fund, is set forth below.

	Number of Other Accounts Managed and Total Assets by Account Type*			Number of Accounts and Total Assets for which Advisory Fee is Performance-Based*

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Stephen M. Goddard	4 $2.5 billion	0 $0	575 $7.8 billion	0 $0	0 $0	2 $7.1 million

Jonathan T. Moody	4 $2.5 billion	0 $0	575 $7.8 billion	0 $0	0 $0	0 $0

J. Brian Campbell	4 $2.5 billion	0 $0	575 $7.8 billion	0 $0	0 $0	0 $0

Mark DeVaul	4 $2.5 billion	0 $0	575 $7.8 billion	0 $0	0 $0	0 $0

*     If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager.  Therefore, some accounts and assets have been counted twice.

Actual or potential conflicts of interest may arise when the portfolio manager has management responsibilities for more than one client account including and not limited to the execution and allocation of investment opportunities, use of soft dollars and other brokerage practices, and personal securities trading.  London Company has adopted policies and procedures it believes are reasonably designed to address such conflicts.  London Company employs a trade rotation policy to ensure that all accounts managed by it are handled in a fair and equitable manner by each portfolio manager.  London Company also maintains a detailed compliance manual designed to address any potential conflicts of interest, as well as a Code of Ethics that is designed to address conflicts of interest that may arise from the personal trading of London Company’s employees.

The portfolio managers receive an annual salary plus a year-end bonus based on firm performance, as well as overall contribution to London Company.  No specific benchmark is used to determine the amount of bonuses paid to employees.  Bonuses are measured using a general assessment of stock and portfolio performance compared to the S&P 500, Russell 1000® and Russell 2000® Indices (on a pre-tax basis over a three- to five-year period) relative to the market capitalization, stock sector and objective of the portfolios being managed.

As of October 31, 2017, Stephen M. Goddard owned over $1 million in shares of the Equity and Income Fund and Jonathan T. Moody, J. Brian Campbell, and Mark DeVaul did not own shares of the Equity and Income Fund.

Financial Counselors, Inc. (Equity and Income Fund – fixed income allocation)

FCI Advisors is the sub-advisor for the fixed income allocation of the Equity and Income Fund.  The investment team managing the portfolio is comprised of Gary B. Cloud and Peter G. Greig.  These individuals may also have responsibility for accounts other than the Equity and Income Fund (fixed income allocation).  Information regarding the accounts managed by each portfolio manager as of October 31, 2017, other than the Equity and Income Fund is set forth below.

	Number of Other Accounts Managed and Total Assets by Account Type*			Number of Accounts and Total Assets for which Advisory Fee is Performance-Based*

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Gary B. Cloud	1 $39.8 million	0 $0	31 $456.1 million	0 $0	0 $0	0 $0

Peter G. Greig	0 $0	0 $0	949 $692.2 million	0 $0	0 $0	0 $0

*     If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager.  Therefore, some accounts and assets have been counted twice.

With respect to potential conflicts of interest, to the extent that the Equity and Income Fund and another client of FCI Advisors seek to acquire the same security at about the same time, the Equity and Income Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security.  Similarly, the Equity and Income Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time.  On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Equity and Income Fund.  In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.  FCI Advisors maintains a detailed trading policy manual designed to address these conflicts of interest, as well as a Code of Ethics that is designed to address conflicts of interest that may arise from the personal trading of FCI Advisors’ employees.

Each portfolio manager is compensated for his services by FCI Advisors.  Each portfolio manager’s compensation consists of a fixed base salary, a performance-based bonus, and the right to participate in FCI Advisors’ profit sharing and 401(k) plan.  Each portfolio manager is eligible to receive an annual bonus from FCI Advisors.  The annual performance based bonus is calculated15% based on client retention and other bonus considerations and 85% based on the performance of FCI Advisors’ fixed income composites compared to the appropriate Bloomberg Barclays Capital Indices.  Performance is calculated for the prior calendar year on a pre-tax basis.  Senior portfolio managers have an opportunity to be shareholders of the privately held holding company, MTC Holding, the parent company of FCI Advisors.

As of October 31, 2017, Peter G. Greig and Gary B. Cloud did not own shares of the Equity and Income Fund.

SPARX Asset Management Co., Ltd. (Japan Fund and Japan Small Cap Fund)

SPARX Japan is the sole sub-advisor to the Japan Fund and the Japan Small Cap Fund.  The portfolio managers to the Japan Fund and the Japan Small Cap Fund may have responsibility for accounts other than such Funds.  Information regarding the accounts managed by each portfolio manager as of October 31, 2017, other than the Japan Fund and the Japan Small Cap Fund, is set forth below.

	Number of Other Accounts Managed and Total Assets by Account Type*			Number of Accounts and Total Assets for which Advisory Fee is Performance-Based*

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Masakazu Takeda	0 $0	7 $2,200 million	3 $665 million	0 $0	0 $0	0 $0

Tadahiro Fujimura	0 $0	2 $314 million	3 $1,344 million	0 $0	1 $99 million	0 $0

Yu Shimizu	0 $0	3 $41 million	0	0 $0	1 $22 million	0 $0

Tetsuya Hirano	0 $0	2 $45 million	0	0 $0	2 $34 million	0 $0

*     If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager.  Therefore, some accounts and assets have been counted twice.

The portfolio managers of the Japan Fund and the Japan Small Cap Fund manage multiple accounts for a diverse client base, including institutional investors, banking and thrift institutions, pension and profit sharing plans, businesses, private investment partnerships and companies, and sophisticated, high net worth individuals.  SPARX Japan has a fiduciary obligation to recognize potential conflicts of interest and manage them carefully through appropriate policies, procedures and oversight.  Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Japan Fund or the Japan Small Cap Fund (“Similar Accounts”), SPARX Japan has procedures in place that are designed to ensure that all accounts are treated fairly and that the Funds are not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below), which include internal review processes and oversight by independent third parties.  In addition, the Japan Fund and Japan Small Cap Fund, as series of a registered investment company, are subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of SPARX Japan’s “side-by-side management” of the Japan Fund, the Japan Small Cap Fund, and Similar Accounts, including hedge funds (where SPARX Japan receives performance-based fees).  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as SPARX Japan may be perceived as causing accounts it manages to participate in an offering to increase SPARX Japan’s overall allocation of securities in that offering, or to increase SPARX Japan’s ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as SPARX Japan may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  IPOs, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest because of the multiple Similar Accounts, in addition to the Japan Fund and the Japan Small Cap Fund, that they are managing on behalf of SPARX Japan.  Although SPARX Japan does not track each individual portfolio manager’s time dedicated to each account, SPARX Japan periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Japan Fund and the Japan Small Cap Fund.  In addition, SPARX Japan could be viewed as having a conflict of interest to the extent that SPARX Japan or the portfolios managers have a materially larger investment in a Similar Account than their investment in the Japan Fund or the Japan Small Cap Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.  Certain hedge funds managed by SPARX Japan may also be permitted to sell securities short.  When SPARX Japan engages in short sales of securities of the type in which the Japan Fund or the Japan Small Cap Fund invests, SPARX Japan could be seen as harming the performance of the Japan Fund or the Japan Small Cap Fund for the benefit of the account engaging in short sales if the short sales contribute to the fall in the market value of the securities.  As described above, SPARX Japan has procedures in place to address these conflicts.  SPARX Japan’s trading policies and procedures attempt to follow established best practices and to address, where necessary, the challenges SPARX Japan faces in managing specifically the Japan Fund, the Japan Small Cap Fund, and the Similar Accounts.

SPARX Japan’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Japan Fund and the Japan Small Cap Fund.  Portfolio managers responsible for managing the Funds may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds, or other pooled investment vehicles and separate accounts.

SPARX Japan compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.  The compensation package for the portfolio managers of the Japan Fund and the Japan Small Cap Fund consists of a salary and incentive bonus comprised of cash and equity in SPARX Japan’s parent company.  Various factors are considered in the determination of a portfolio manager’s compensation.  Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account.  All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his positive and consistent performance contribution over time.  Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce SPARX Japan’s investment philosophy such as leadership, teamwork, and commitment.

In determining the incentive bonus, consideration is given to personal and overall firm performance.  Consideration is given to the portfolio manager’s quantitative performance as measured by his ability to make investment decisions that contribute to total returns, by comparison to a predetermined benchmark (for the Japan Fund and the Japan Small Cap Fund, as set forth in the Fund Prospectus) over the current fiscal year and the longer-term performance (three-, five- or ten-year, as applicable), as well as performance relative to peers.  In addition, the portfolio manager’s bonus can be influenced by subjective measurement of his ability to help others make investment decisions.  The executive management team of the SPARX Group has discretion to determine the size of the portfolio manager’s bonus.  As a result, the percentage of compensation of salary and bonus will vary.

The portfolio managers of the Japan Fund and the Japan Small Cap Fund also have the opportunity to participate in the SPARX Japan equity program, which awards stock or stock options to those individuals who have been identified as key contributors as well as future leaders of SPARX Japan.  The awards generally vest over three- to five-year periods.

As of October 31, 2017, Messrs. Takeda and Shimizu did not own shares of the Japan Fund and Messrs. Fujimura and Hirano did not own shares of the Japan Small Cap Fund.

THE ADMINISTRATOR

U.S. Bancorp Fund Services, LLC (in its capacity as administrator, the “Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administration services to the Funds pursuant to a Fund Administration Servicing Agreement with the Trust (the “Administration Agreement”).  The Administration Agreement provides that the Administrator will furnish the Funds with various administrative services including, but not limited to, (i) the preparation and coordination of reports to the Board of Trustees, (ii) preparation and filing of securities and other regulatory filings (including state securities filings), (iii) marketing materials, tax returns and shareholder reports, (iv) review and payment of Fund expenses, (v) monitoring and oversight of the activities of the Funds’ other servicing agents (i.e., transfer agent, custodian, accountants, etc.), (vi) maintaining books and records of the Funds, and (vii) administering shareholder accounts.  In addition, the Administrator may provide personnel to serve as officers of the Funds.  The salaries and other expenses of providing such personnel are borne by the Administrator.  Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance as Administrator, except a loss resulting from willful misfeasance, bad faith, or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

For all services provided pursuant to the Administration Agreement, the Fund Accounting Servicing Agreement (see below), the Custodian Agreement (see below), and the Transfer Agent Agreement (see below), the Administrator and its affiliates will receive from the Funds an annual fee, payable monthly, based on the average daily net assets of all of the Funds.  Subject to certain fee waivers, the annual fee for the Hennessy Funds complex is equal to 0.12% of the first $2 billion of the average daily net assets of the Hennessy Funds complex, 0.10% of the next $2 billion of the average daily net assets of the Hennessy Funds complex, 0.08% of the next $2 billion of the average daily net assets of the Hennessy Funds complex, and 0.05% of the average daily net assets of the Hennessy Funds complex in excess of $6 billion, subject to a minimum annual fee for the Hennessy Funds complex of $600,000.  The Administration Agreement will remain in effect until terminated by either party.  The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees upon the giving of 90 days’ prior written notice to the Administrator, or by the Administrator upon the giving of 90 days’ prior written notice to the Trust.

During fiscal years 2017, 2016, and 2015, the Administrator received the following amounts in administration fees from the Funds.

	Fiscal Year Ended October 31, 2017	Fiscal Year Ended October 31, 2016	Fiscal Year Ended October 31, 2015
Cornerstone Growth Fund	$201,397	$242,477	$275,654
Focus Fund	$2,458,888	$2,232,718	$1,730,741
Cornerstone Mid Cap 30 Fund	$1,030,427	$1,034,908	$596,880
Cornerstone Large Growth Fund	$102,360	$98,085	$118,095
Cornerstone Value Fund	$221,845	$123,534	$141,305
Total Return Fund	$82,221	$73,531	$76,054
Equity and Income Fund	$278,754	$386,741	$475,078
Balanced Fund	$11,566	$13,627	$11,933
Gas Utility Fund	$1,372,847	$1,419,188	$2,029,869

Fiscal Year Ended October 31, 2017	Fiscal Year Ended October 31, 2016	Fiscal Year Ended October 31, 2015

Small Cap Financial Fund	$210,567	$200,492	$198,503
Large Cap Financial Fund	$28,777	$73,601	$93,699
Technology Fund	$3,796	$4,283	$5,326
Japan Fund	$180,177	$116,954	$96,772
Japan Small Cap Fund	$48,772	$26,692	$18,347

The American Gas Association provides administrative services to the Gas Utility Fund pursuant to an Administrative Services Agreement between the Gas Utility Fund and AGA.  These administrative services include overseeing the calculation of the AGA Stock Index.  ScottMadden, Inc. performs the actual computations required to produce the AGA Stock Index and receives a fee for such calculations pursuant to a contractual arrangement with AGA.  AGA does not furnish other securities advice to the Gas Utility Fund or the Investment Manager or make recommendations regarding the purchase or sale of securities by the Gas Utility Fund.  Under the terms of an agreement approved by the Board of Trustees, AGA provides the Investment Manager with current information regarding the common stock composition of the AGA Stock Index no less than quarterly but may supply such information more frequently.  In addition, AGA provides the Gas Utility Fund with information on the natural gas industry.  The Gas Utility Fund pays AGA in its capacity as administrator a fee at an annual rate of 0.04% of the average daily net assets of the Gas Utility Fund.

For fiscal years 2017, 2016, and 2015, the Gas Utility Fund paid the following administration fees to AGA:

Fiscal Year Ended October 31, 2017	Fiscal Year Ended October 31, 2016	Fiscal Year Ended October 31, 2015
$575,017	$582,263	$819,596

ACCOUNTING SERVICES AGREEMENT

The Administrator also provides fund accounting services to the Funds pursuant to a Fund Accounting Servicing Agreement with the Trust (the “Fund Accounting Servicing Agreement”).  For its accounting services, the Administrator and its affiliates are entitled to receive annual fees, payable monthly, based on the fee schedule set forth above under “THE ADMINISTRATOR.”

TRANSFER AGENT AND CUSTODIAN

U.S. Bancorp Fund Services, LLC (in its capacity as transfer agent, the “Transfer Agent”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds pursuant to a Transfer Agent Agreement with the Trust (the “Transfer Agent Agreement”).  Under the Transfer Agent Agreement, the Transfer Agent has agreed to issue and redeem shares of each Fund, make dividend and other distributions to shareholders of each Fund, respond to correspondence by Fund shareholders and others relating to its duties, maintain shareholder accounts, and make periodic reports to the Funds.

U.S. Bank, National Association (the “Custodian”), Custody Operations, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, WI  53212, serves as custodian for the Funds pursuant to a Custodian Agreement with the Trust (the “Custodian Agreement”).  The Custodian and the Administrator are affiliates of each other.  Under the Custodian Agreement, the Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Funds’ accounts, establishment of segregated accounts as necessary, and transfer, exchange, and delivery of Fund portfolio securities.

THE DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”), 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 serves as the distributor for the Funds pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).  The Distributor and the Administrator are affiliates of each other.  Under the Distribution Agreement, the Distributor provides, on a best efforts basis and without compensation from the Trust (except pursuant to Rule 12b‑1 plans), distribution-related services to each Fund in connection with the continuous offering of the Funds’ shares.

CODE OF ETHICS

The Trust and the Investment Manager have adopted a Code of Ethics pursuant to Rule 17j‑1 under the 1940 Act.  This Code of Ethics permits Access Persons of the Trust and the Investment Manager to invest in securities, including securities that may be purchased or held by the Funds, subject to receiving pre‑clearance of any personal securities transactions in securities other than direct obligations of the U.S. government, bankers’ acceptances, bank certificates of deposit, commercial paper, and high‑quality short‑term debt instruments, including repurchase agreements, and shares issued by open-end registered investment companies.  This Code of Ethics, with certain exceptions, generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.  The Distributor has also adopted a Code of Ethics pursuant to Rule 17j‑1 of the 1940 Act.

PROXY VOTING POLICY

Information on how the Funds voted proxies during the most recent 12-month period ended June 30 is available on the Funds’ website, without charge, at hennessyfunds.com or the website of the SEC at http://www.sec.gov.

FUNDS ADVISED SOLELY BY THE MANAGER (CORNERSTONE GROWTH FUND, CORNERSTONE MID CAP 30 FUND, CORNERSTONE LARGE GROWTH FUND, CORNERSTONE VALUE FUND, TOTAL RETURN FUND, BALANCED FUND, GAS UTILITY FUND, SMALL CAP FINANCIAL FUND, LARGE CAP FINANCIAL FUND, AND TECHNOLOGY FUND).  When the Hennessy Funds that follow a quantitative or index strategy vote proxies relating to securities that they own, they follow the “Wall Street Rule,” which means that they vote in accordance with management’s recommendation.  Based on the quantitative or index strategy of such Funds, the portfolio managers of such Funds believe that following the “Wall Street Rule” is consistent with the economic best interests of the Funds’ investors.  When the Hennessy Funds that are actively managed vote proxies relating to securities that they own, they will generally follow the “Wall Street Rule,” but the portfolio managers of such Funds have discretion to vote in a manner that is different than management’s recommendation where they believe doing so would be in the economic best interests of the Funds’ investors.

There may be instances where the interests of the Investment Manager may conflict, or appear to conflict, with the interests of one of the Funds.  In such instances, the Investment Manager will vote in accordance with the Wall Street Rule regardless of whether the Fund follows a quantitative or index strategy or is actively managed.

SUB‑ADVISED FUNDS.  The Board of Trustees has delegated authority for making voting decisions with respect to the portfolio securities of the Funds that are sub‑advised to the sub‑advisors of such Funds.

Broad Run Investment Management, LLC (Focus Fund)

The proxy voting policies and procedures of Broad Run address the responsibility of Broad Run to ensure that proxies received for portfolio securities held by the Focus Fund are voted in the best interest of the Focus Fund, including in those situations involving a conflict of interest between the Focus Fund on the one hand, and Broad Run or its affiliated persons, on the other hand.  Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, as well as Broad Run’s fiduciary duties under federal and state law to act in the best interest of its clients.

Proxies solicited for items of business with respect to issuers whose voting securities are owned by the Focus Fund must be voted in the best interests of the Focus Fund.  Proxies are voted on a case-by-case basis in the best economic interest of the Focus Fund’s investors taking into consideration all relevant contractual obligations and other circumstances at the time of the vote.  Broad Run may abstain from voting a proxy when the effect on the economic interests of investors in the Focus Fund or the value of the Focus Fund’s portfolio holding is indeterminable or insignificant; or when the cost of voting the proxies outweighs the benefits, for example, when voting certain non‑U.S. securities.

Financial Counselors, Inc. (Equity and Income Fund – fixed income allocation)

The proxy voting policies and procedures of FCI Advisors provide that it is FCI Advisors’ intention to vote on all proxy proposals for all securities held by the Equity and Income Fund in its fixed income allocation in a timely manner, unless abstaining on a particular ballot is seen to be in the best interests of the investors.

In some instances, a proxy vote may present a conflict between the interests of the Equity and Income Fund, on the one hand, and FCI Advisors’ interests or the interests of a person affiliated with FCI Advisors, on the other hand.  In such a case, FCI Advisors will disclose this conflict to the Equity and Income Fund when the conflict arises and obtain its consent before voting.  After the potential conflict analysis has been completed, all proxies that contain only routine director and auditor votes will be voted automatically on FCI Advisors’ behalf by a proxy advisory service.  FCI Advisors has proxy voting guidelines that address proxy voting on other types of matters, such as corporate governance, equity‑based compensation plans, corporate structure, and shareholder rights plans.  For example, FCI Advisors will generally:

●	vote for measures that act to increase the independence of the board of directors;
●	support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees;
●	vote for proposals that promote the exercise of investors’ rights; and
●	vote against shareholder rights plans.

The London Company of Virginia, LLC (Equity and Income Fund (equity allocation))

London Company will vote all proxies and act on other corporate actions for all securities held by the Equity and Income Fund in its equity allocation in a timely manner as part of its full discretionary authority over the equity allocation of the Equity and Income Fund.

London Company will vote the recommendation of Glass Lewis, a leading provider of independent, global proxy research, unless otherwise directed by the Equity and Income Fund or the Investment Manager.  London Company’s utmost concern when voting proxies for the Equity and Income Fund is that all decisions are made in the best interest of the equity allocation of the Equity and Income Fund.  London Company will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Equity and Income Fund’s account, and will give substantial weight to the recommendation of management on any issue.

London Company also considers whether there are specific facts and circumstances that may give rise to a material conflict of interest on the part of London Company voting the proxy.  Should a proxy proposal raise a material conflict between the interests of London Company and the Equity and Income Fund, it will resolve the matter on a case‑by‑case basis, by abstaining from the vote, voting in accordance with the guidelines set forth by Glass Lewis, or voting the way London Company feels is in the best interest of the Equity and Income Fund.

SPARX Asset Management Co., Ltd. (Japan Fund and Japan Small Cap Fund)

SPARX Japan has adopted a proxy voting policy (the “Policy”) that provides as follows:

●
SPARX Japan generally votes proxies in a manner consistent with decisions of the Investment Committee of SPARX Japan (the “Committee”), which makes voting decisions pursuant to its Equity Voting Guidelines (the “Guidelines”), unless otherwise permitted by the Policy (such as when specific interests and issues require that a client’s vote be cast differently from the Committee’s decision in order to act in the best economic interests of clients).

●
Where a material conflict of interest has been identified and the matter is covered by the Guidelines, proxies are voted in accordance with the Guidelines.  Where a conflict of interest has been identified and the matter is not covered in the Guidelines, SPARX Japan will disclose the conflict and the determination of the manner in which to vote to the Board of Directors of the Investment Manager.

The Guidelines address proxy voting on particular types of matters such as elections for directors, adoption of option plans, and antitakeover proposals.  For example, the Committee’s decisions generally will:

●	support management in most elections for directors, unless there are clear concerns about the past performance of the company or the board fails to meet minimum corporate governance standards;
●
support option plans that motivate participants to focus on long-term investor value and returns, encourage employee stock ownership and more closely align employee interests with those of investors; and

●	vote for mergers, acquisitions, and sales of business operations, unless the impact on earnings or voting rights for one class or group of investors is disproportionate to the relative contributions of the group or the company’s structure following the acquisition or merger does not reflect good corporate governance, and vote against such actions if the companies do not provide sufficient information upon request concerning the transaction.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees, the Investment Manager is responsible for the execution of Fund transactions and the allocation of brokerage transactions for the Funds.  As a general matter, in executing Fund transactions the Investment Manager may employ or deal with such brokers or dealers that may, in the Investment Manager’s best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates.  In selecting brokers or dealers, the Investment Manager will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience, and financial stability of the broker-dealer, the quality of service, the difficulty of execution and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities.  Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time.  Each Fund that invests in securities traded in the over-the-counter markets may engage in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker.  A Fund has no obligation to deal with any broker or group of brokers in the execution of Fund transactions.

The Investment Manager may select broker-dealers that provide it with research services and may cause a Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in the Investment Manager’s view the commissions are reasonable in relation to the value of the brokerage or research services provided by the broker-dealer.  Research services furnished by brokers through which a Fund effects securities transactions may be used by the Investment Manager in advising other Funds or accounts and, conversely, research services furnished to the Investment Manager by brokers in connection with other Funds or accounts the Investment Manager advises may be used by the Investment Manager in advising a Fund.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Investment Manager under the Management Agreement.  Each Fund may purchase and sell Fund portfolio securities to and from dealers who provide the Fund with research services.  Fund transactions will not be directed to dealers solely on the basis of research services provided.

Investment decisions for each Fund and for other investment accounts managed by the Investment Manager are made independently of each other in light of differing considerations for the various accounts.  However, the same investment decision may be made for a Fund and one or more of such other accounts.  In such cases, simultaneous transactions are inevitable.  Purchases or sales are then allocated between the Fund and such other accounts as to amount according to a formula deemed equitable to the Fund and such other accounts.  Although in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon a Fund’s ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

The Funds paid the following amounts in portfolio brokerage commissions during fiscal years 2017, 2016, and 2015:

	Fiscal Year Ended	Brokerage Commissions Paid	Transactions for which Brokerage Commissions Were Paid
Cornerstone Growth Fund	October 31, 2017	$662,162	$441,947,455
	October 31, 2016	$586,287	$525,870,103
	October 31, 2015	$628,648	$569,993,278

Focus Fund	October 31, 2017	$44,851	$250,144,303
	October 31, 2016	$214,462	$326,028,682
	October 31, 2015	$244,944	$410,912,280

Cornerstone Mid Cap 30 Fund	October 31, 2017	$2,665,130	$2,752,574,335
	October 31, 2016	$2,458,730	$2,386,519,031
	October 31, 2015	$825,232	$715,371,373

Cornerstone Large Growth Fund	October 31, 2017	$95,956	$145,447,446
	October 31, 2016	$97,456	$115,612,125
	October 31, 2015	$158,908	$189,911,612

Cornerstone Value Fund	October 31, 2017	$289,610	$345,058,786
	October 31, 2016	$123,376	$99,736,400
	October 31, 2015	$152,308	$145,971,681

Total Return Fund	October 31, 2017	$16,952	$54,839,659
	October 31, 2016	$18,510	$50,014,567
	October 31, 2015	$19,106	$42,299,487

Equity and Income Fund	October 31, 2017	$54,437	$109,119,391
	October 31, 2016	$139,950	$185,017,577
	October 31, 2015	$161,260	$251,642,600

Fiscal Year Ended	Brokerage Commissions Paid	Transactions for which Brokerage Commissions Were Paid

Balanced Fund	October 31, 2017	$1,756	$5,046,941
	October 31, 2016	$2,797	$7,586,998
	October 31, 2015	$1,915	$4,380,810

Gas Utility Fund	October 31, 2017	$507,555	$680,491,243
	October 31, 2016	$1,052,254	$1,136,680,547
	October 31, 2015	$1,258,573	$1,898,362,625

Small Cap Financial Fund	October 31, 2017	$244,881	$212,422,306
	October 31, 2016	$381,472	$265,748,777
	October 31, 2015	$343,706	$213,637,993

Large Cap Financial Fund	October 31, 2017	$35,306	$46,632,669
	October 31, 2016	$235,020	$247,367,269
	October 31, 2015	$101,944	$137,478,029

Technology Fund	October 31, 2017	$26,700	$20,196,373
	October 31, 2016	$5,985	$7,757,689
	October 31, 2015	$10,914	$17,859,228

Japan Fund	October 31, 2017	$70,498	$94,639,014
	October 31, 2016	$16,206	$17,084,867
	October 31, 2015	$90,758	$84,069,115

Japan Small Cap Fund	October 31, 2017	$65,439	$84,874,254
	October 31, 2016	$12,418	$13,118,454
	October 31, 2015	$33,678	$29,869,881

Of the brokerage commissions paid by the Cornerstone Growth Fund for fiscal year 2017, $78,280 in portfolio brokerage commissions on transactions totaling $40,467,261 was paid to brokers that provided research services to such Fund.

Of the brokerage commissions paid by the Focus Fund for fiscal year 2017, $9,340 in portfolio brokerage commissions on transactions totaling $7,958,816 was paid to brokers that provided research services to such Fund.

Of the brokerage commissions paid by the Cornerstone Mid Cap 30 Fund for fiscal year 2017, $68,896 in portfolio brokerage commissions on transactions totaling $ 68,872,162 was paid to brokers that provided research services to such Fund.

Of the brokerage commissions paid by the Cornerstone Large Growth Fund for fiscal year 2017, $43,756 in portfolio brokerage commissions on transactions totaling $65,389,051 was paid to brokers that provided research services to such Fund.

Of the brokerage commissions paid by the Cornerstone Value Fund for fiscal year 2017, $26,384 in portfolio brokerage commissions on transactions totaling $33,578,287 was paid to brokers that provided research services to such Fund.

None of the brokerage commissions paid by the Total Return Fund for fiscal year 2017 was paid to brokers that provided research services to such Fund.

Of the brokerage commissions paid by the Equity and Income Fund for fiscal year 2017, $32,302 in portfolio brokerage commissions on transactions totaling $35,367,918 was paid to brokers that provided research services to such Fund.

None of the brokerage commissions paid by the Balanced Fund for fiscal year 2017 was paid to brokers that provided research services to such Fund.

Of the brokerage commissions paid by the Gas Utility Fund for fiscal year 2017, $68,743 in portfolio brokerage commissions on transactions totaling $91,727,091 was paid to brokers that provided research services to such Fund.

None of the brokerage commissions paid by the Small Cap Financial Fund for fiscal year 2017 was paid to brokers that provided research services to such Fund.

None of the brokerage commissions paid by the Large Cap Financial Fund for fiscal year 2017 was paid to brokers that provided research services to such Fund.

Of the brokerage commissions paid by the Technology Fund for fiscal year 2017, $2,158 in portfolio brokerage commissions on transactions totaling $1,505,217 was paid to brokers that provided research services to such Fund.

None of the brokerage commissions paid by the Japan Fund for fiscal year 2017 was paid to brokers that provided research services to such Fund.

None of the brokerage commissions paid by the Japan Small Cap Fund for fiscal year 2017 was paid to brokers that provided research services to such Fund.

PORTFOLIO TURNOVER

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded.  The Investment Manager will adjust a Fund’s assets as it deems advisable, and portfolio turnover will not be a limiting factor should the Investment Manager deem it advisable for a Fund to purchase or sell securities.  High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses.  See “VALUATION OF SHARES” and “ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES” below.

The portfolio turnover for each Fund for fiscal years 2017 and 2016 is listed below.

	Fiscal Year Ended October 31, 2017	Fiscal Year Ended October 31, 2016
Cornerstone Growth Fund	98%	97%
Focus Fund	5%	2%
Cornerstone Mid Cap 30 Fund	106%	108%
Cornerstone Large Growth Fund	65%	53%
Cornerstone Value Fund	72%	36%
Total Return Fund	36%	44%
Equity and Income Fund	15%	24%
Balanced Fund	31%	51%
Gas Utility Fund	18%	38%
Small Cap Financial Fund	46%	46%
Large Cap Financial Fund	76%	141%
Technology Fund(1)	267%	80%
Japan Fund	0%	5%
Japan Small Cap Fund	41%	22%
______________________________

(1)
The portfolio turnover for the Technology Fund increased from 80% in fiscal year 2016 to 267% in fiscal year 2017 largely due to an adjustment to the process used to identify investments, which transitioned from an actively managed approach to the Fund’s current approach, where selected stocks must have certain quantifiable and qualitative attributes. The initial transition, effective February 28, 2017, and the subsequent more frequent portfolio rebalancing resulted in increased portfolio turnover in fiscal year 2017.

DISCLOSURE OF PORTFOLIO HOLDINGS

POLICY.  The Funds’ policy regarding the disclosure of their portfolio holdings is that portfolio holdings information shall not be released to individual investors, institutional investors, financial intermediaries, rating and ranking organizations, non‑regulatory agencies, or other persons except that:

(1) The Funds shall release their portfolio holdings information as of each calendar quarter‑end to various rating and ranking services, including, but not limited to, Morningstar, Lipper, Standard & Poor’s, and Bloomberg.  The release of such information shall be completed by U.S. Bancorp Fund Services upon the authorization of an executive officer of the Funds.  Portfolio holdings information for all Funds other than the Japan Fund and the Japan Small Cap Fund is generally released to various rating and ranking services as soon as it becomes available following a calendar quarter‑end, while portfolio holdings information for the Japan Fund and the Japan Small Cap Fund is generally released to various rating and ranking services on the 30th calendar day following a calendar quarter‑end.

(2)   The Funds shall release their portfolio holdings information as of each calendar quarter‑end to investors in the Funds and other persons either by posting portfolio holdings information on their website or by providing portfolio holdings information upon the request of any such person.  Portfolio holdings information for all Funds other than the Japan Fund and the Japan Small Cap Fund and portfolio holding information regarding the top 10 holdings of the Japan Fund and the Japan Small Cap Fund is generally released or available for release as soon as it becomes available following a calendar quarter‑end, while portfolio holdings information regarding all of the holdings for the Japan Fund and the Japan Small Cap Fund is generally released or available for release on the 30th calendar day following a calendar quarter‑end.

(3) By virtue of their duties and responsibilities, the third‑party service providers to the Funds generally have regular, daily access to the Funds’ portfolio holdings information.  The service providers are subject to customary confidentiality agreements regarding the Funds’ information and shall not release the Funds’ portfolio holdings information to anyone without the written authorization of an executive officer of the Funds.

(4) For the purposes of trading portfolio securities, the Investment Manager may from time to time provide brokers with trade lists that may reflect, in part or in total, the Funds’ portfolio holdings.  The provision of such trade lists shall be subject to customary broker confidentiality agreements and trading restrictions.

(5) The Funds shall release their portfolio holdings information in their annual and semi‑annual reports on Form N‑CSR, on SEC Form N‑Q, on Form 13F, and as requested or required by law to any governing or regulatory agency of the Funds.

(6) An executive officer of the Funds may, subject to confidentiality agreements and trading restrictions, authorize the release of the Funds’ portfolio holdings information for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Investment Manager, or to a newly hired investment adviser or sub-adviser.

(7) The Chief Compliance Officer of the Funds or an executive officer of the Investment Manager may authorize the release of portfolio holding information on an exception basis provided that:

a)          such person determines that such a release would be beneficial to the Funds’ investors; and

b)          the holdings are as of the end of a calendar month.

Under no circumstances shall the Funds, the Investment Manager, or any Trustee, officer, or employee of the Funds or the Investment Manager receive any compensation for the disclosure of the Funds’ portfolio holdings information.

There may be instances where the interests of a Fund’s shareholders respecting the disclosure of information about portfolio securities may conflict or appear to conflict with the interests of a Service Provider or an affiliated person of the Fund (including such affiliated person’s investment adviser or principal underwriter).  In such situations, the conflict must be disclosed to the Board of Trustees, and the Board of Trustees must be afforded the opportunity to determine whether or not to allow such disclosure.

PROCEDURE.  Each year, an officer of the Funds will send a written authorization to U.S. Bancorp Fund Services authorizing it to release the Funds’ portfolio holdings information to rating and ranking services in accordance with the policy described above.  U.S. Bancorp Fund Services will thereafter release the Funds’ portfolio holdings information as of each calendar quarter end to various rating and ranking services in accordance with the policy described above.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Investors may purchase and redeem shares of each Fund on each day that the New York Stock Exchange, Inc. (“NYSE”) is open for trading (a “Business Day”).  Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  Additionally, when any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.  The NYSE may also be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.  Purchases and redemptions of the shares of each Fund are effected at their respective net asset values per share determined as of the close of the NYSE (normally 4:00 P.M., Eastern Time) on that Business Day.  The time at which the transactions are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 P.M., Eastern Time.

The Hennessy Funds may suspend redemption privileges of shares of any Fund or postpone the date of payment during any period (i) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Hennessy Funds to dispose of securities owned by them or to determine fairly the value of their assets, or (iii) as the SEC may otherwise permit.  The redemption price may be more or less than the shareholder’s cost, depending on the market value of the relevant Fund’s securities at the time.

The Hennessy Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  The Hennessy Funds use some or all of the following procedures to process telephone redemptions:  (i) requesting a shareholder to correctly state some or all of the following information:  account number, name(s), social security number registered to the account, personal identification, banking institution, bank account number, and the name in which the bank account is registered; (ii) recording all telephone transactions; and (iii) sending written confirmation of each transaction to the registered owner.

The payment of the redemption price may be made in money or in kind, or partly in money and partly in kind, as determined by the Board of Trustees.  However, each Fund has elected to be governed by Rule 18f‑1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in money up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.  While Rule 18f‑1 is in effect, such election may not be revoked without the approval of the

SEC.  It is contemplated that if the Fund should redeem in kind, securities distributed would be valued as described below under “VALUATION OF SHARES,” and investors would incur brokerage commissions in disposing of such securities.  If a Fund redeems in kind, the Fund will not distribute depository receipts representing foreign securities.

Frequent purchases and redemptions of a Fund’s shares by a shareholder may harm other shareholders of the Fund by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Accordingly, the Board of Trustees discourages frequent purchases and redemptions of shares of a Fund by reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of shares of the Fund.

Each Fund tracks shareholder and omnibus account subscription and redemption activity in an effort to detect any shareholders or institutions that might trade with a frequency harmful to other shareholders of the Fund.  In considering a shareholder’s trading activity, a Fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in any of the Hennessy Funds.  If frequent trading or market timing is detected, a Fund, based on its assessment of the severity of the market timing, may take one or more of the following actions: (i) advise the owner of the frequently traded account that any such future activity will cause a freezing of the account’s ability to transact subscriptions; (ii) freeze the account demonstrating the activity from transacting further subscriptions; or (iii) close the account demonstrating frequent trading activity.

Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.

ABANDONED PROPERTY

It is important that the Funds maintain a correct address for each investor.  An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds.  Upon receiving returned mail, the Funds will attempt to locate the investor or rightful owner of the account.  If the Funds are unable to locate the investor, then they will determine whether the investor’s account has legally been abandoned.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.  While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property.  If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative.  A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder’s financial intermediary (if shares are not held directly with the Funds).

VALUATION OF SHARES

The net asset value for the shares of each Fund normally will be determined on each day the NYSE is open for trading.  The net assets of each Fund are valued as of the close of the NYSE (normally 4:00 P.M., Eastern Time) on each Business Day.  Each Fund’s net asset value per share is calculated separately.

For each Fund, the net asset value per share is computed by dividing (1) the value of the securities held by the Fund plus any cash or other assets, less its liabilities, by (2) the number of outstanding shares of the Fund, and adjusting the result to the nearest full cent.  Securities listed on the NYSE, NYSE AMEX Equities, or other national exchanges (other than The NASDAQ Stock Market) are valued at the last sale price on the date of valuation, and securities that are traded on The NASDAQ Stock Market are valued at the Nasdaq Official Closing Price on the date of valuation.  Bonds and other fixed-income securities are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by pricing services when the Board of Trustees believes that such prices reflect the fair market value of such securities.  If there is no sale in a particular security on such day, it is valued at the mean between the bid and ask prices.  Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Trustees.  Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Trustees best to reflect their full value.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts.  The effect of using fair value pricing is that the Funds’ NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE SHAREHOLDER IS URGED TO CONSULT WITH, AND RELY SOLELY UPON, SUCH INVESTOR’S TAX ADVISORS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES TO SUCH INVESTOR OF AN INVESTMENT BASED ON SUCH INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE.

The following information supplements and should be read in conjunction with the section in the Fund Prospectus entitled “Tax Information.” The Fund Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local, or foreign tax matters.

A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code.  A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to, an insurance company, a tax-exempt organization, a financial institution or broker-dealer, a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or political subdivision thereof, a shareholder who holds Fund shares as part of a hedge, straddle, or conversion transaction, a shareholder who does not hold Fund shares as a capital asset, or an entity taxable as a partnership for U.S. federal income tax purposes or investors in such an entity.

The Trust has not requested, and will not request, an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below, and such positions could be sustained. In addition, the following discussion and the discussion in the Fund Prospectus address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

It is intended that each Fund qualify for treatment as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes.  Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust.  Furthermore, each Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income attributable to its business of investing in such stock, securities, or foreign currencies (including, but not limited to, gains from options, futures, or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code.  Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock, securities, options, or futures with respect to stock or securities.  In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, is treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the RIC.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the fair market value of its gross assets consists of (A) cash and cash items (including receivables), U.S. Government Securities, and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.  In addition, for purposes of meeting the diversification requirement of clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership.  The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts, and swap agreements.

If a Fund fails to satisfy any of the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement.  Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period.  If the applicable relief provisions are not available or cannot be met, such Fund will be taxed in the same manner as an ordinary corporation, which is described below.

In addition, with respect to each taxable year, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes (i) its ordinary income and the excess of any net short-term capital gain over net long‑term capital loss and (ii) at least 90% of its net tax‑exempt interest income earned for the taxable year.  If a Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders.  For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances a Fund may make the distributions in the following taxable year.  Shareholders generally are taxed on any distributions from a Fund in the year such distribution is actually distributed.  However, if a Fund declares a distribution to shareholders of record in October, November, or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the first year.  Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.

Moreover, a Fund may retain for investment all or a portion of its net capital gain.  If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.  A Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, a Fund fails to qualify as a RIC and is not eligible for relief as described above, it is taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income.  To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS.  In addition, if a Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay taxes on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of 10 years, in order to re-qualify as a RIC in a subsequent year.

EQUALIZATION ACCOUNTING

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits” (which generally equals a Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments) to redemption proceeds.  This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders.  Although using this method generally does not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders.  However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by a Fund, and thus a Fund’s use of these methods may be subject to IRS scrutiny.

CAPITAL LOSS CARRYFORWARDS

For net capital losses realized in taxable years beginning before January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carryforward is treated as a short-term capital loss in the year to which it is carried.  For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of a Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.  If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders.  Accordingly, the Funds do not expect to distribute any such offsetting capital gain.  The Funds cannot carry back or carry forward any net operating losses.

At October 31, 2017, the only fund with capital loss carryforwards was the Japan Fund, as shown below:

Type	Amount of Capital Loss Carryforward	Expiration Date
Pre-January 1, 2011	$6,121,138	10/31/2018
Post-January 1, 2011	$109,149	Indefinite ST

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses, in particular losses realized in taxable years beginning before January 1, 2011, substantially unusable.  The Funds have engaged in reorganizations in the past and may engage in reorganizations in the future.

EXCISE TAX

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any).  For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate‑level U.S. federal income tax for the taxable year ending within the calendar year.  Each Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year, and thus expects not to be subject to the excise tax.  However, no assurance can be given that a Fund will not be subject to the excise tax.  Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by a Fund is determined to be de minimis).

TAXATION OF INVESTMENTS

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, or long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation.  A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes.  Similarly, if a Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation.  A Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund.  Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund that a Fund otherwise might have continued to hold, which might be disadvantageous for the Fund.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income.  These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses, or otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction.  Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below.  If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.  If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.”  A Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value.  Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long‑term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below).  These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash.  Transactions that qualify as designated hedges are exempt from the mark‑to‑market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income.  Under future U.S. Treasury regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above.  If the net foreign currency loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.”  “Straddles” are defined to include “offsetting positions” in actively traded personal property.  The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, then such straddle could be characterized as a “mixed straddle.”  A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ.  Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions.  As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income.  Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.  Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position.  A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including (i) a short sale, (ii) an offsetting notional principal contract, (iii) a futures or forward contract, or (iv) other transactions identified in future U.S. Treasury regulations.  The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of.  The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code.  Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules.  The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects.  Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment.  If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for a Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

A Fund may invest in real estate investment trusts (“REITs”).  Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received.  To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.  Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes.  Under IRS guidance, a Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k), and qualified pension plans, as well as individual retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax.  In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate.  To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.  A Fund may or may not make such an election will be made.

“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income.  If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs.  Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash.  Investments in PFICs could also result in the treatment of associated capital gains as ordinary income.  The Funds may attempt to limit or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so.  Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.  Dividends paid by a Fund attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.

If a Fund owns 10% or more of either the voting power or value of the stock of a “controlled foreign corporation” (a “CFC”), such corporation will not be treated as a PFIC with respect to the Fund.  In general, a Fund may be required to recognize dividends from a CFC before actually receiving any dividends.  There may also be a tax imposed on a U.S. shareholder’s aggregate net CFC income that is treated as global intangible low-taxed income.  As a result of the foregoing, a Fund may be required to recognize income sooner than it otherwise would.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts.  Although a Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by such Fund, in which case such Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.  In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

Notwithstanding the foregoing, under recently enacted tax legislation, accrual method taxpayers required to recognize gross income under the “all events test” no later than when such income is recognized as revenue in an applicable financial statement (e.g., an audited financial statement that is used for reporting to partners).  This new rule may require the Fund to recognize income earlier than as described above.

TAXATION OF DISTRIBUTIONS

Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return.  Dividends and other distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment.  Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.  For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year.  Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and then as capital gain.  A Fund may make distributions in excess of its earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.  Distributions properly reported in writing by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income.  Each Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund’s taxable year.

Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts, and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes.  A Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital.  Such distribution is nontaxable to the extent of the recipient’s basis in its shares.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government Securities generally do not qualify for state-tax-free treatment.  This exemption may not apply to corporate shareholders.

SALES AND EXCHANGES OF FUND SHARES

If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges such shareholder’s Fund shares, subject to the discussion below, such shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares.  This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase.  Also, if a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition.  Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend.  If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule.  No such regulations have been issued as of the date of this SAI.

FOREIGN TAXES

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.  However, even if a Fund qualifies for the election for any year, it may not make the election for such year.  If a Fund does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld.  If a Fund does elect to “pass through” its foreign taxes paid in a taxable year, the Fund will furnish a written statement to its shareholders reporting each shareholder’s proportionate share of the Funds’ foreign taxes paid.

Even if a Fund qualifies for the election, foreign income and similar taxes will only pass through to the Fund’s shareholders if the Fund and its shareholders meet certain holding period requirements.

If a Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year.  Fund shareholders that have satisfied the holding period requirements and certain other requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction.  If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income.  If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

Only the Hennessy Japan Fund and Hennessy Japan Small Cap Fund may be eligible to make the foregoing election for any tax year.  However, the other Funds may not make the election.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign‑source income other than qualified passive income.  This $300 threshold is increased to $600 for joint filers.  A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

U.S. FEDERAL INCOME TAX RATES

Noncorporate Fund shareholders (i.e., individuals, trusts, and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.

In general, “qualified dividend income” realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain.  Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met.  In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual shareholders.  Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify.  The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements.  Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%.  Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions.  Distributions from a Fund may qualify for the “dividends-received deduction” applicable to corporate shareholders with respect to certain dividends.  Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income, and other matters.

In addition, noncorporate Fund shareholders generally will be subject to an additional 3.8% tax on its “net investment income,” which ordinarily includes taxable distributions received from the corresponding Fund and taxable gain on the disposition of Fund shares if the shareholder meets a taxable income test.

Under the Foreign Account Tax Compliance Act, or “FATCA,” U.S. federal income tax withholding at a 30% rate will be imposed on dividends and proceeds of redemptions in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied.  The Funds will not pay any additional amounts in respect to any amounts withheld.

BACKUP WITHHOLDING

A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding.  Backup withholding is not an additional tax imposed on the shareholder.  The shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS.  If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties.  A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Funds under certain circumstances.

FOREIGN SHAREHOLDERS

For purposes of this discussion, “foreign shareholders” include (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, distributions made to foreign shareholders will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign‑source dividend and interest income) that, if paid to a foreign person directly, would not be subject to such withholding.

Under legislation that has been available from time to time, a Fund could report in writing to its shareholders certain distributions made to foreign shareholders that would not be subject to U.S. federal income tax withholding where the distribution is attributable to specific sources (such as “portfolio interest” and short-term capital gain), certain requirements are met and the Fund makes appropriate designations to pay such “exempt” distributions.  Even if a Fund realizes income from such sources, no assurance can be made the Fund would meet such requirements or make such designations.  Where Fund shares are held through an intermediary, even if a Fund makes the appropriate designation, the intermediary may withhold U.S. federal income tax.

Capital gains dividends and gains recognized by a foreign shareholder on the redemption of Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.

Under FATCA, a withholding tax of 30% will be imposed on dividends on, and the gross proceeds of a disposition of, Fund shares paid to certain foreign shareholders unless various information reporting requirements are satisfied.  Such withholding tax will generally apply to non-U.S. financial institutions, which are generally defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged, or hold themselves out as being engaged, primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets.  Prospective foreign shareholders are encouraged to consult their tax advisors regarding the implications of FATCA on their investment in a Fund.

Before investing in a Fund’s shares, a prospective foreign shareholder should consult with its own tax advisors, including whether the shareholder’s investment can qualify for benefits under an applicable income tax treaty.

TAX-DEFERRED PLANS

Shares of the Funds may be available for a variety of tax-deferred retirement and other tax‑advantaged plans and accounts.  Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans or accounts.

A 1.4% excise tax is imposed on the net investment income of certain private colleges and universities.  This tax would only apply to private institutions with endowment valued at $500,000 per full‑time student or more, subject to other limitations.  Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Funds.

Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that in turn invest directly or indirectly in residual interests in REMICs or equity interests in TMPs.  CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

TAX SHELTER REPORTING REGULATIONS

Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to Fund shares, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt.  Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

COST BASIS REPORTING

In general, each Fund must report “cost basis” information to its shareholders and the IRS for redemptions of “covered shares.” Fund shares purchased on or after January 1, 2012, are generally treated as covered shares.  By contrast, Fund shares purchased before January 1, 2012, or shares without complete cost basis information are generally treated as noncovered shares.  Fund shareholders should consult their tax advisers to obtain more information about how these cost basis rules apply to them and determine which cost basis method allowed by the IRS is best for them.

RECENTLY ENACTED TAX LEGISLATION

The full effects of recently enacted tax legislation are not certain and may cause a Fund and its shareholders to be taxed in a manner different than as described above.  Prospective shareholders also should recognize that the present U.S. federal income tax treatment of the Funds and their shareholders may be modified by legislative, judicial, or administrative actions at any time, which may be retroactive in effect.  The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS, and the U.S. Treasury, and statutory changes, as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts, occur frequently.  You should consult your advisers concerning the status of legislative proposals that may pertain to holding Fund shares.

The foregoing summary should not be considered to describe fully the income and other tax consequences of an investment in a Fund.  Fund investors are strongly urged to consult with their tax advisers, with specific reference to their own respective situations, regarding the potential tax consequences of an investment in a Fund.

DESCRIPTION OF SECURITIES RATINGS

The NRSROs that may be utilized by the Investment Manager with regard to portfolio investments for the Funds include Moody’s, Standard & Poor’s (sometimes referred to as “S&P”), Duff & Phelps, Inc. (“Duff”), Fitch Investors Service, Inc. (“Fitch”), IBCA Limited and its affiliate, IBCA Inc. (collectively,

“IBCA”), and Thompson BankWatch, Inc. (“TBW”).  Set forth below is a description of the relevant ratings of each such NRSRO.  The NRSROs that may be utilized by the Investment Manager and the description of each NRSRO’s ratings is as of the date of this SAI, and may subsequently change.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

COMMERCIAL PAPER.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

CERTIFICATES OF DEPOSIT.  Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

BANKERS’ ACCEPTANCES.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. TREASURY OBLIGATIONS.  U.S. Treasury obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government.  These obligations may include Treasury bills, notes, and bonds, and issues of agencies and instrumentalities of the U.S. government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government.

U.S. GOVERNMENT AGENCY AND INSTRUMENTALITY OBLIGATIONS.  Obligations issued by agencies and instrumentalities of the U.S. government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.  Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. government would provide financial support to U.S. government‑sponsored instrumentalities if it is not obligated to do so by law.  A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

COMMERCIAL PAPER RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS.  A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  These categories are as follows:

A-1.  The highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issuers designated “A-1.”

A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

SHORT-TERM DEBT RATINGS

MOODY’S SHORT-TERM DEBT RATINGS.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations that have an original maturity not exceeding one year.  Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1.  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

●	Leading market positions in well-established industries.
●	High rates of return on funds employed.
●	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
●	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
●	Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2.  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3.  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

DUFF’S SHORT-TERM DEBT RATINGS.  Duff’s description of its five highest short-term debt ratings (Duff incorporates gradations of “1+” (one plus) and “1-” (one minus) to assist investors in recognizing quality differences within the highest rating category):

Duff 1+.  Highest certainty of timely payment.  Short-term liquidity, including internal operating factors and access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1.  Very high certainty of timely payment.  Liquidity factors are excellent and supported by good fundamental protection factors.  Risk factors are minor.

Duff 1-.  High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors.  Risk factors are very small.

Duff 2.  Good certainty of timely payment.  Liquidity factors and company fundamentals are sound.  Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.  Risk factors are small.

Duff 3.  Satisfactory liquidity and other protection factors qualify issue as to investment grade. .Risk factors are larger and subject to more variation.  Nevertheless, timely payment is expected.

FITCH’S SHORT-TERM DEBT RATINGS.  Fitch’s description of its four highest short-term debt ratings:

F-1+.  Exceptionally Strong Credit Quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1.  Very Strong Credit Quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2.  Good Credit Quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

F-3.  Fair Credit Quality.  Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA’S SHORT-TERM DEBT RATINGS.  IBCA’s description of its three highest short-term debt ratings:

A+.  Obligations supported by the highest capacity for timely repayment.

A1.  Obligations supported by a very strong capacity for timely repayment.

A2.  Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

THOMPSON BANKWATCH RATINGS.  Thompson BankWatch, Inc. ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies.  Further, TBW does not suggest specific investment criteria for individual clients.  The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.  The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.  The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1.  The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2.  The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”

TBW-3.  The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4.  The lowest rating category; this rating is regarded as non-investment grade and, therefore, speculative.

LONG-TERM DEBT RATINGS

MOODY’S LONG-TERM DEBT RATINGS.  Description of the five highest long-term debt ratings by Moody’s (Moody’s applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security’s ranking within the category):

Aaa.  Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa.  Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A.  Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa.  Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba.  Bonds that are rated Ba are judged to have speculative elements, i.e., their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future.  Uncertainty of position characterizes bonds in this class.

S&P’S LONG-TERM DEBT RATINGS.  Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA.  Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

AA.  Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A.  Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB.  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB.  Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

DUFF’S LONG-TERM DEBT RATINGS.  Description of the three highest long-term debt ratings by Duff:

AAA.  Highest credit quality.  The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-.  High credit quality protection factors are strong.  Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A-.  Protection factors are average but adequate.  However, risk factors are more variable and greater in periods of economic stress.

FITCH’S LONG-TERM DEBT RATINGS.  Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

AAA.  Bonds considered to be investment grade and of the highest credit quality.  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA.  Bonds considered to be investment grade and of very high credit quality.  The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.”  Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated “[-]+.”

A.  Bonds considered to be investment grade and of high credit quality.  The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA’S LONG-TERM DEBT RATINGS.  IBCA’s description of its three highest long-term debt ratings:

AAA.  Obligations for which there is the lowest expectation of investment risk.  Capacity for timely repayment of principal and interest is substantial.  Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA.  Obligations for which there is a very low expectation of investment risk.  Capacity for timely repayment of principal and interest is substantial.  Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A.  Obligations for which there is a low expectation of investment risk.  Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

ANTI-MONEY LAUNDERING PROGRAM

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Program provides for the development of internal practices, procedures, and controls, designation of anti‑money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious or fraudulent activity, and performing a complete and thorough review of all new opening account applications.  No Fund will transact business with any person or legal entity whose identity, and beneficial owners, if applicable, cannot be adequately verified under the provision of the USA PATRIOT Act.

As a result of the Program, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a governmental agency.

OTHER INFORMATION

DISTRIBUTION PLANS

The Board of Trustees has adopted a separate Distribution (Rule 12b‑1) Plan (each, a “Plan”) on behalf of the Investor Class shares of each Fund pursuant to Rule 12b-1 under the 1940 Act.  The Plans were adopted in anticipation that the Funds will benefit from the Plans through increased sales of shares, thereby spreading each Fund’s fixed expenses over a greater base and providing the Investment Manager with an asset size that allows greater flexibility in management.  The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the average daily net assets of the Funds.  Despite the currently set rate of 0.15% for all Funds, the Board of Trustees is authorized to set the annual rate of all Funds at 0.25%

pursuant to previous shareholder approval.  Amounts paid under a Plan by a Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.  Amounts may also be spent on the cost of implementing and operating the Plan and the payment of capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead costs.  A Fund may reimburse the Distributor for expenses it pays on behalf of such Fund that are eligible to be paid under the applicable Plan.  To the extent any activity is one that a Fund may finance without a plan pursuant to Rule 12b‑1, the Fund may also make payments to finance such activity outside of a Plan and not subject to its limitations.

The Plan for a particular Fund may be terminated by such Fund at any time by a vote of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in such Plan or any agreement related thereto (the “Rule 12b-1 Trustees”) or by a vote of a majority of the outstanding shares of such Fund.  Any change in the Plan for a particular Fund that would materially increase the distribution expenses of such Fund provided for in such Plan requires approval of the Board of Trustees, including the Rule 12b-1 Trustees, and a majority of the applicable Fund’s shareholders.

While the Plans are in effect, the selection and nomination of Rule 12b-1 Trustees will be committed to the discretion of the Trustees who are not interested persons of the Trust.  The Board of Trustees must review the amount and purposes of expenditures pursuant to the Plans quarterly as reported to it by the Distributor, if any, or officers of the Trust.  The Plans will continue in effect for as long their continuance is specifically approved at least annually by the Board of Trustees, including the Rule 12b-1 Trustees.

For fiscal year 2017, the following amounts were paid by each Fund under a Plan with respect to Investor Class shares:

Fund	Amount Paid
Cornerstone Growth Fund	$277,267
Focus Fund	$2,489,651
Cornerstone Mid Cap 30 Fund	$607,703
Cornerstone Large Growth Fund	$141,583
Cornerstone Value Fund	$341,600
Total Return Fund	$129,067
Equity and Income Fund	$264,451
Balanced Fund	$18,164
Gas Utility Fund	$2,136,021
Small Cap Financial Fund	$274,289
Large Cap Financial Fund	$40,551
Technology Fund	$4,373
Japan Fund	$108,632
Japan Small Cap Fund	$64,948

For fiscal year 2017, the Funds incurred the following expenses with respect to Investor Class shares.  “Other” distribution expenses identified below include administrative, legal, financial management, and sales support expenses of the Funds.

	Sales Material and Advertising	Printing and Mailing Prospectuses to other than Current Shareholders	Compensation to Sales Personnel and Broker-Dealers	Other	Approximate Total Amount Spent With Respect to Each Fund
Cornerstone Growth Fund	$32,140	$—	$—	$245,127	$277,267
Focus Fund	$131,403	$—	$—	$2,358,248	$2,489,651
Cornerstone Mid Cap 30 Fund	$43,014	$—	$—	$564,689	$607,703
Cornerstone Large Growth Fund	$28,100	$—	$—	$113,483	$141,583
Cornerstone Value Fund	$63,452	$—	$—	$278,148	$341,600
Total Return Fund	$36,344	$—	$—	$92,723	$129,067
Equity and Income Fund	$7,413	$—	$—	$257,038	$264,451
Balanced Fund	$3,511	$—	$—	$14,653	$18,164
Gas Utility Fund	$203,851	$—	$—	$1,932,170	$2,136,021
Small Cap Financial Fund	$23,882	$—	$—	$250,407	$274,289
Large Cap Financial Fund	$2,259	$—	$—	$38,292	$40,551
Technology Fund	$1,150	$—	$—	$3,223	$4,373
Japan Fund	$7,522	$—	$—	$101,110	$108,632
Japan Small Cap Fund	$2,292	$—	$—	$62,656	$64,948

SHAREHOLDER SERVICES AGREEMENTS

Each of the Funds have entered into a Servicing Agreement with the Investment Manager (“Servicing Agreement”) with respect to its Investor Class shares.  Pursuant to the Servicing Agreement, the Investment Manager provides administrative support services to the Funds consisting of:

●	maintaining an “800” number that current shareholders may call to ask questions about the Funds or their accounts;
●	assisting shareholders in processing exchange and redemption requests;
●	assisting shareholders in changing dividend options, account designations and addresses;
●	responding generally to shareholder questions; and
●	providing such other similar services as may be requested.

For such services, each Fund pays an annual service fee to the Investment Manager equal to 0.10% of the average daily net assets of its Investor Class shares.  Institutional Class shares of the Funds are not subject to this servicing fee.

During fiscal years 2017, 2016, and 2015, each of the Funds paid the following fees to the Investment Manager pursuant to the Servicing Agreement.

	Fiscal Year Ended October 31, 2017	Fiscal Year Ended October 31, 2016	Fiscal Year Ended October 31, 2015
Cornerstone Growth Fund	$184,845	$216,645	$244,729
Focus Fund	$1,659,768	$1,626,556	$968,177
Cornerstone Mid Cap 30 Fund	$405,135	$642,505	$445,295
Cornerstone Large Growth Fund	$94,389	$88,189	$104,668
Cornerstone Value Fund	$227,734	$124,868	$137,389
Total Return Fund	$86,045	$75,457	$76,620
Equity and Income Fund	$176,301	$246,755	$224,909
Balanced Fund	$12,109	$13,989	$11,870
Gas Utility Fund	$1,423,982	$1,455,657	$1,300,833
Small Cap Financial Fund	$182,859	$182,525	$122,244
Large Cap Financial Fund	$27,034	$74,877	$62,649
Technology Fund	$2,915	$3,472	$2,791
Japan Fund	$72,422	$59,603	$56,262
Japan Small Cap Fund	$43,299	$24,237	$18,109

The Servicing Agreement may be terminated with respect to each of the Funds by either party thereto upon 60 days’ prior written notice to the other party, and will be terminated if its continuance is not approved with respect to such Fund at least annually by a majority of those Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of any such party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Funds may make payments to financial intermediaries (such as brokers or third-party administrators) for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services (collectively, “shareholder services”).  Payments made pursuant to such agreements are generally based on either (i) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (ii) the number of accounts held by Fund shareholders that are serviced by a financial intermediary.  Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, fees the Funds may pay to financial intermediaries pursuant to the Plans for distribution and other services.

The Investment Manager may make cash payments out of its own resources and not from Fund assets to financial intermediaries that perform shareholder services or distribution‑related services for the Funds.  These payments are separate from, and may be in addition to, any fees the Funds may pay to those intermediaries.  The incremental assets purchased by shareholders through financial intermediaries to which the Investment Manager pays fees for services rendered to the Funds are not as profitable to the Investment Manager as those purchased in direct shareholder accounts.  A significant majority of shareholders invest in the Funds through such financial intermediaries.

DESCRIPTION OF SHARES

Each Fund’s authorized capital consists of an unlimited number of shares of beneficial interest, having no par value (the “Shares”).  Shareholders are entitled to (i) one vote per full Share, (ii) such distributions as may be declared by the Board of Trustees out of funds legally available, and (iii) upon liquidation, to participate ratably in the assets available for distribution.  There are no conversion or sinking fund provisions applicable to the Shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Trustees.  Consequently, the holders of more than 50% of the Shares voting for the election of Trustees can elect all the Trustees, and in such event, the holders of the remaining Shares voting for the election of Trustees will not be able to elect any persons as Trustees.  As indicated above, the Funds do not anticipate holding an annual meeting in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act.

The Shares are redeemable and are transferable.  All Shares issued and sold by the Funds will be fully paid and nonassessable.  Fractional Shares entitle the holder of the same rights as whole Shares.

Pursuant to the Trust Instrument, the Trustees may establish and designate one or more separate and distinct series of Shares, each of which shall be authorized to issue an unlimited number of Shares.  In addition, the Trustees may, without obtaining any prior authorization or vote of shareholders, redesignate or reclassify any issued Shares of any series.  In the event that more than one series is established, each Share outstanding, regardless of series, would still entitle its holder to one vote.  As a general matter, Shares would be voted in the aggregate and not by series, except where class voting would be required by the 1940 Act (e.g., change in investment policy or approval of an investment advisory agreement).  All consideration received from the sale of Shares of any series, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series’ share of the general liabilities of the applicable Fund, as the case may be, in the proportion that the total net assets of the series bear to the total net assets of all series.  The net asset value of a Share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on Shares of any series only out of lawfully available assets belonging to that series.  In the event of liquidation or dissolution of a Fund, the shareholders would be entitled to the assets belonging to that Fund.

Each of the Funds, other than the Total Return Fund and the Balanced Fund, offer both Investor Class Shares and Institutional Class Shares (each, a “Class”).  Investor Class Shares and Institutional Class Shares represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (1) Investor Class Shares may bear distribution fees and Institutional Class Shares are not subject to such fees, (2) Investor Class Shares bear shareholder servicing fees payable to the Investment Manager and Institutional Class Shares are not subject to such fees, (3) Institutional Class Shares are available only to shareholders who invest directly in a Fund, or who invest through a broker-dealer, financial institution, or servicing agent that has entered into appropriate arrangements with a Fund and provides services to the Fund, (4) Institutional Class Shares have a higher minimum initial investment, and (5) the Board of Trustees may elect to have certain expenses specific to Investor Class Shares or Institutional Class Shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to Investor Class Shares or Institutional Class Shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Fund.  The Board of Trustees may classify and reclassify the Shares of the Funds into additional classes of Shares at a future date.

The Trust Instrument contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or their Trustees.  The Trust Instrument provides for indemnification and reimbursement of expenses out of the Funds’ property, as applicable, for any shareholder held personally liable for its obligations.  The Trust Instrument also provides that the Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds and satisfy any judgment thereon.

The Trust Instrument further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Trust Instrument protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Trustee’s office.

SHAREHOLDER MEETINGS

It is contemplated that the Trust will not hold an annual meeting of shareholders in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act.  The Trust’s Trust Instrument and Bylaws also contain procedures for the removal of Trustees by the Trust’s shareholders.  At any duly called meeting of shareholders and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two‑thirds of the outstanding shares, remove any Trustee or Trustees.

Upon the written request of the holders of shares entitled to not less than 10% of all the votes entitled to be cast at such meeting, the Secretary of the Trust shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Trustee.  Whenever 10 or more shareholders of record who have been such for at least six months preceding the date of application and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of the total outstanding shares, whichever is less, shall apply to the Trust’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall, within five business days after such application, either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless, within five business days after such tender, the Secretary mails to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that, in their opinion, either such material contains untrue statements of fact, omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC enters an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC finds, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by such matter.  Rule 18f-2 further provides that a fund shall be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical or that the matter does not affect any interest of such fund.  The rule exempts the selection of independent auditors and the election of Trustees from the separate voting requirements of the rule.

REGISTRATION STATEMENT

This SAI and the Fund Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Fund Prospectus.  The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained in this SAI and the Fund Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this SAI and the Fund Prospectus form a part, and each such statement is qualified in all respects by such reference.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The law firm of Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202‑5306, serves as counsel to the Funds.  Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm to the Funds.

FINANCIAL STATEMENTS

The following, included in the annual reports dated October 31, 2017, of Hennessy Funds Trust (File No. 811-07168), as filed with the SEC on January 8, 2018, are incorporated by reference into this Statement of Additional Information:

●	Statements of Assets and Liabilities
●	Statements of Operations
●	Statement of Cash Flows (Total Return Fund only)
●	Statements of Changes in Net Assets
●	Financial Highlights
●	Schedules of Investments
●	Notes to the Financial Statements
●	Report of Independent Registered Public Accounting Firm

PART C

OTHER INFORMATION

Item 28.		Exhibits

(a)	Organizational Documents:

	(1)	Restated Certificate of Trust.(11)

	(2)	Certificate of Amendment to the Certificate of Trust.(2)

	(3)	Certificate of Amendment to the Certificate of Trust.(11)

	(4)	Trust Instrument (restated in electronic format to include all amendments through December 12, 2008).(3)

	(5)	Amended and Restated Written Instrument Designating and Establishing Series and Classes.(10)

(b)	Bylaws, as amended and restated as of June 3, 2008.(3)

(c)	None.

(d)	Investment Advisory Contracts:

	(1)	Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Large Growth Fund.(4)

(2)
Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Gas Utility Fund, the Hennessy Small Cap Financial Fund, the Hennessy Large Cap Financial Fund, and the Hennessy Technology Fund.(5)

(3)
Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund.(6)

(4)
First Amendment to Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund.(9)

Part C-1

(5)
First Amendment to Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Gas Utility Fund, the Hennessy Small Cap Financial Fund, the Hennessy Large Cap Financial Fund, and the Hennessy Technology Fund.(10)

	(6)	Sub-Advisory Agreement for the Hennessy Focus Fund between Hennessy Advisors, Inc. and Broad Run Investment Management, LLC.(5)

	(7)	Sub-Advisory Agreement for the Hennessy Equity and Income Fund (equity allocation) between Hennessy Advisors, Inc. and The London Company of Virginia, LLC.(5)

	(8)	Sub-Advisory Agreement for the Hennessy Equity and Income Fund (fixed income allocation) between Hennessy Advisors, Inc. and Financial Counselors, Inc.(5)

	(9)	Sub-Advisory Agreement for the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund between Hennessy Advisors, Inc. and SPARX Asset Management Co., Ltd.(6)

	(10)	First Amendment to Sub-Advisory Agreement for the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund between Hennessy Advisors, Inc. and SPARX Asset Management Co., Ltd. – Filed Herewith.

(e)	Distribution Agreement among Registrant, Hennessy Advisors, Inc., and Quasar Distributors, LLC(2) and Amended and Restated Exhibit C(6) and Exhibit A.(8)

(f)	None.

(g)	Custody Agreement between Registrant and U.S. Bank National Association(2) and Amended and Restated Exhibit C(6) and Exhibit D.(8)

Part C-2

(h)	Other Material Contracts:

	(1)	Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC(2) and Amended and Restated Exhibit A(6) and Exhibit B.(8)

	(2)	Transfer Agent Agreement between Registrant and U.S. Bancorp Fund Services, LLC(2) and Amended and Restated Exhibit A(6) and Exhibit C.(8)

	(3)	Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC(2) and Amended and Restated Exhibit A(6) and Exhibit B.(8)

(4)
Amended and Restated Servicing Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, the Hennessy Large Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund.(6)

	(5)	First Amendment to Amended and Restated Servicing Agreement between Registrant and Hennessy Advisors, Inc. for all Funds.(7)

	(6)	Power of Attorney.(2)

(7)
Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Gas Utility Fund, the Hennessy Small Cap Financial Fund, the Hennessy Large Cap Financial Fund and the Hennessy Technology Fund [Agreement Expired but Reimbursement Provision Continuing].(5)

(8)
Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, and the Hennessy Cornerstone Value Fund [Agreement Terminated but Reimbursement Provision Continuing].(6)

(9)
Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Large Growth Fund, dated March 23, 2009 [Agreement Terminated but Reimbursement Provision Continuing].(6)

	(10)	Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Large Value Fund [Agreement Terminated but Reimbursement Provision Continuing].(6)

	(11)	Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(10)

Part C-3

	(12)	First Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund – Filed Herewith.

	(13)	Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Large Growth Fund, dated December 1, 2017 – Filed Herewith.

	(14)	Administrative Services Agreement among the American Gas Association, Hennessy Funds Trust, on behalf the Hennessy Gas Utility Fund, and Hennessy Advisors, Inc.(10)

	(15)	First Amendment to Administrative Services Agreement among the American Gas Association, Hennessy Funds Trust, on behalf of the Gas Utility Fund, and Hennessy Advisors, Inc.(10)

(i)	Opinion of Foley & Lardner LLP – Filed Herewith.

(j)	Consent of Tait, Weller & Baker LLP – Filed Herewith.

(k)	None.

(l)	Subscription Agreement.(1)

(m)	Distribution (Rule 12b-1) Plans:

(1)
Amended and Restated Distribution (Rule 12b-1) Plan for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Gas Utility Fund, the Hennessy Small Cap Financial Fund, the Hennessy Large Cap Financial Fund, and the Hennessy Technology Fund.(5)

	(2)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Growth Fund.(8)

	(3)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Mid Cap 30 Fund.(8)

	(4)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Large Growth Fund.(8)

	(5)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Value Fund.(8)

	(7)	Distribution (Rule 12b-1) Plan for the Hennessy Total Return Fund.(6)

	(8)	Distribution (Rule 12b-1) Plan for the Hennessy Balanced Fund.(6)

	(9)	Distribution (Rule 12b-1) Plan for the Hennessy Japan Fund.(8)

Part C-4

	(10)	Distribution (Rule 12b-1) Plan for the Hennessy Japan Small Cap Fund.(8)

(n)	Amended and Restated Rule 18f-3 Multi-Class Plan.(10)

(o)	(1)	Code of Ethics of Hennessy Funds Trust and Hennessy Advisors, Inc. – Filed Herewith.

	(2)	Code of Ethics of Financial Counselors, Inc.(8)

	(3)	Code of Ethics of The London Company of Virginia, LLC – Filed Herewith.

	(4)	Code of Ethics of Broad Run Investment Management, LLC – Filed Herewith.

	(5)	Code of Ethics of SPARX Asset Management Co., Ltd. – Filed Herewith.

	(6)	Code of Ethics of Quasar Distributors, LLC.(8)
_______________

(1)
Previously filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 6 was filed on October 28, 1997, and its accession number is 0000897069-97-000422.

(2)
Previously filed as an exhibit to Post-Effective Amendment No. 16 to the Registration Statement.  Post‑Effective Amendment No. 16 was filed on July 1, 2005, and its accession number is 0000897069-05-001653.

(3)
Previously filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement.  Post‑Effective Amendment No. 24 was filed on December 15, 2008, and its accession number is 0000897069-08-001905.

(4)
Previously filed as an exhibit to Post-Effective Amendment No. 26 to the Registration Statement.  Post‑Effective Amendment No. 26 was filed on November 23, 2009, and its accession number is 0000898531-09-000435.

(5)
Previously filed as an exhibit to Post-Effective Amendment No. 34 to the Registration Statement.  Post‑Effective Amendment No. 34 was filed on February 28, 2013, and its accession number is 0000898531-13-000110.

(6)
Previously filed as an exhibit to Post-Effective Amendment No. 38 to the Registration Statement.  Post‑Effective Amendment No. 38 was filed on February 28, 2014, and its accession number is 0000898531-14-000096.

(7)
Previously filed as an exhibit to Post-Effective Amendment No. 40 to the Registration Statement.  Post‑Effective Amendment No. 40 was filed on March 2, 2015, and its accession number is 0000898531-15-000083.

Part C-5

(8)
Previously filed as an exhibit to Post-Effective Amendment No. 43 to the Registration Statement.  Post‑Effective Amendment No. 43 was filed on February 29, 2016, and its accession number is 0000898531-16-000649.

(9)
Previously filed as an exhibit to Post-Effective Amendment No. 45 to the Registration Statement.  Post‑Effective Amendment No. 45 was filed on December 16, 2016, and its accession number is 0000898531-16-001143.

(10)
Previously filed as an exhibit to Post-Effective Amendment No. 47 to the Registration Statement.  Post‑Effective Amendment No. 47 was filed on February 28, 2017, and its accession number is 0000898531-17-000122.

(11)	Previously filed as an exhibit to the Registration Statement on Form N-14. The Registration Statement was filed on June 13, 2017, and its accession number is 0000898531-17-000334.

Item 29.          Persons Controlled by or under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with Registrant.

Item 30.          Indemnification

Pursuant to Chapter 38 of Title 12 of the Delaware Code, the Registrant’s Trust Instrument, dated September 16, 1992, contains the following article, which is in full force and effect and has not been modified or canceled:

“ARTICLE X
LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 10.1.  Limitation of Liability.  A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee.  A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

Section 10.2.  Indemnification

(a)       Subject to the exceptions and limitations contained in Section 10.2(b) below:

(i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

Part C-6

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)       No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

(A)	by the court or other body approving the settlement;

(B)
by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C)	by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c)       The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable , shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)       Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 10.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or
Part C-7

independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2.

Section 10.3.  Shareholders.  In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.”

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.         Business and Other Connections of Investment Adviser

Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 32.         Principal Underwriters

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:
Academy Funds Trust	Jacob Funds, Inc.
Advisors Series Trust	Jensen Portfolio, Inc.
Aegis Funds	Kirr Marbach Partners Funds, Inc.
Allied Asset Advisors Funds	LKCM Funds
Alpha Architect ETF Trust	LoCorr Investment Trust
Alpine Equity Trust	Lord Asset Management Trust
Alpine Income Trust	MainGate Trust
Alpine Series Trust	Managed Portfolio Series

Part C-8

Angel Oak Funds Trust	Manager Directed Portfolios
Appleton Funds	Matrix Advisors Value Fund, Inc.
Barrett Opportunity Fund, Inc.	Merger Fund
Bridge Builder Trust	Monetta Trust
Bridges Investment Fund, Inc.	Nicholas Family of Funds, Inc.
Brookfield Investment Funds	Oaktree Funds
Brown Advisory Funds	Permanent Portfolio Family of Funds, Inc.
Buffalo Funds	Perritt Funds, Inc.
CG Funds Trust	PRIMECAP Odyssey Funds
Compass EMP Funds Trust	Professionally Managed Portfolios
DoubleLine Funds Trust	Prospector Funds, Inc.
ETF Series Solutions	Provident Mutual Funds, Inc.
Evermore Funds Trust	Rainier Investment Management Mutual Funds
FactorShares Trust	RBC Funds Trust
First American Funds, Inc.	Series Portfolio Trust
FundX Investment Trust	Stone Ridge Trust
Glenmede Fund, Inc.	Stone Ridge Trust II
Glenmede Portfolios	Stone Ridge Trust III
GoodHaven Funds Trust	Stone Ridge Trust V
Greenspring Fund, Inc.	Thompson IM Funds, Inc.
Guinness Atkinson Funds	Trust for Professional Managers
Harding Loevner Funds, Inc.	Trust for Advised Portfolios
Hennessy Funds Trust	USA Mutuals
Horizon Funds	Wall Street EWM Funds Trust
Hotchkis & Wiley Funds	Westchester Capital Funds
Intrepid Capital Management Funds Trust	Wisconsin Capital Funds, Inc.
IronBridge Funds, Inc.	YCG Funds
Part C-9

(b)	To the best of the Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:
Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None
Michael Peck(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Brett Scribner(3)	Assistant Treasurer	None
Thomas A. Wolden(3)	Assistant Treasurer	None
(1) This individual is located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin, 53202.
(2) This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)	Not applicable.
Item 33.          Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant, Registrant’s Custodian and Registrant’s Administrator as follows:  the documents required to be maintained by paragraphs (5) and (11) of Rule 31a-1(b) will be maintained by the Registrant; the documents required to be maintained by paragraphs (3) and (7) of Rule 31a-1(b) will be maintained by Registrant’s Custodian; and all other records will be maintained by Registrant’s Administrator.

Item 34.          Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.          Undertakings

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

Part C-10

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Novato and State of California on the 28th day of February, 2018.

HENNESSY FUNDS TRUST
(Registrant)

By:      /s/ Neil J. Hennessy
Neil J. Hennessy
Chairman of the Board and
President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ Neil J. Hennessy Neil J. Hennessy	Chairman of the Board and President (Principal Executive Officer) and a Trustee	February 28, 2018

Robert T. Doyle*	Trustee	*

J. Dennis DeSousa*	Trustee	*

Gerald P. Richardson*	Trustee	*

/s/ Teresa M. Nilsen Teresa M. Nilsen	Executive Vice President and Treasurer (Principal Financial and Accounting Officer)	February 28, 2018

*By:      /s/ Neil J. Hennessy
Neil J. Hennessy
Attorney-in-fact
February 28, 2018

Signature Page

EXHIBIT INDEX

Exhibit No.		Exhibit Description

(a)	Organizational Documents:

	(1)	Restated Certificate of Trust.*

	(2)	Certificate of Amendment to the Certificate of Trust.*

	(3)	Certificate of Amendment to the Certificate of Trust.*

	(4)	Trust Instrument (restated in electronic format to include all amendments through December 12, 2008).*

	(5)	Amended and Restated Written Instrument Designating and Establishing Series and Classes.*

(b)	Bylaws, as amended and restated as of June 3, 2008.*

(c)	None.

(d)	Investment Advisory Contracts:

	(1)	Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Large Growth Fund.*

(2)
Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Gas Utility Fund, the Hennessy Small Cap Financial Fund, the Hennessy Large Cap Financial Fund, and the Hennessy Technology Fund.*

(3)
Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund.*

Exhibit-1

(4)
First Amendment to Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund.*

(5)
First Amendment to Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Gas Utility Fund, the Hennessy Small Cap Financial Fund, the Hennessy Large Cap Financial Fund, and the Hennessy Technology Fund.*

	(6)	Sub-Advisory Agreement for the Hennessy Focus Fund between Hennessy Advisors, Inc. and Broad Run Investment Management, LLC.*

	(7)	Sub-Advisory Agreement for the Hennessy Equity and Income Fund (equity allocation) between Hennessy Advisors, Inc. and The London Company of Virginia, LLC.*

	(8)	Sub-Advisory Agreement for the Hennessy Equity and Income Fund (fixed income allocation) between Hennessy Advisors, Inc. and Financial Counselors, Inc.*

	(9)	Sub-Advisory Agreement for the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund between Hennessy Advisors, Inc. and SPARX Asset Management Co., Ltd.*

	(10)	First Amendment to Sub-Advisory Agreement for the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund between Hennessy Advisors, Inc. and SPARX Asset Management Co., Ltd. – Filed Herewith.

(e)	Distribution Agreement among Registrant, Hennessy Advisors, Inc., and Quasar Distributors, LLC* and Amended and Restated Exhibit C* and Exhibit A.*

(f)	None.

(g)	Custody Agreement between Registrant and U.S. Bank National Association* and Amended and Restated Exhibit C* and Exhibit D.*

Exhibit-2

(h)	Other Material Contracts:

	(1)	Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC and Amended and Restated Exhibit A* and Exhibit B.*

	(2)	Transfer Agent Agreement between Registrant and U.S. Bancorp Fund Services, LLC* and Amended and Restated Exhibit A* and Exhibit C.*

	(3)	Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC* and Amended and Restated Exhibit A* and Exhibit B.*

(4)
Amended and Restated Servicing Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, the Hennessy Large Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund.*

	(5)	First Amendment to Amended and Restated Servicing Agreement between Registrant and Hennessy Advisors, Inc. for all Funds.*

	(6)	Power of Attorney.*

(7)
Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Gas Utility Fund, the Hennessy Small Cap Financial Fund, the Hennessy Large Cap Financial Fund and the Hennessy Technology Fund [Agreement Expired but Reimbursement Provision Continuing].*

(8)
Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, and the Hennessy Cornerstone Value Fund [Agreement Terminated but Reimbursement Provision Continuing].*

(9)
Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Large Growth Fund, dated March 23, 2009 [Agreement Terminated but Reimbursement Provision Continuing].*

(10)	Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Large Value Fund [Agreement Terminated but Reimbursement Provision Continuing].*

Exhibit-3

	(11)	Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.*

	(12)	First Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund – Filed Herewith.

	(13)	Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Large Growth Fund, dated December 1, 2017 – Filed Herewith.

	(14)	Administrative Services Agreement among the American Gas Association, Hennessy Funds Trust, on behalf the Hennessy Gas Utility Fund, and Hennessy Advisors, Inc.*

	(15)	First Amendment to Administrative Services Agreement among the American Gas Association, Hennessy Funds Trust, on behalf of the Gas Utility Fund, and Hennessy Advisors, Inc.*

(i)	Opinion of Foley & Lardner LLP – Filed Herewith.

(j)	Consent of Tait, Weller & Baker LLP – Filed Herewith:

(k)	None.

(l)	Subscription Agreement.*

(m)	Distribution (Rule 12b-1) Plans:

(1)
Amended and Restated Distribution (Rule 12b-1) Plan for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Gas Utility Fund, the Hennessy Small Cap Financial Fund, the Hennessy Large Cap Financial Fund, and the Hennessy Technology Fund.*

	(2)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Growth Fund.*

	(3)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Mid Cap 30 Fund.*

	(4)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Large Growth Fund.*

	(5)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Value Fund.*

	(6)	Distribution (Rule 12b-1) Plan for the Hennessy Total Return Fund.*

	(7)	Distribution (Rule 12b-1) Plan for the Hennessy Balanced Fund.*

Exhibit-4

	(8)	Distribution (Rule 12b-1) Plan for the Hennessy Japan Fund.*

	(9)	Distribution (Rule 12b-1) Plan for the Hennessy Japan Small Cap Fund.*

(n)	Amended and Restated Rule 18f-3 Multi-Class Plan.*

(o)	(1)	Code of Ethics of Hennessy Funds Trust and Hennessy Advisors, Inc. – Filed Herewith.

	(2)	Code of Ethics of Financial Counselors, Inc.*

	(3)	Code of Ethics of The London Company of Virginia, LLC – Filed Herewith.

	(4)	Code of Ethics of Broad Run Investment Management, LLC – Filed Herewith.

	(5)	Code of Ethics of SPARX Asset Management Co., Ltd. – Filed Herewith.

	(6)	Code of Ethics of Quasar Distributors, LLC.*
___________________

* Previously filed.

Exhibit-5